CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

Prospectus

July 25, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover

	Statement of Additional Information	Back Cover

Key Facts

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and does not subject investors to Federal alternative minimum tax).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

CMA® Tax-Exempt Fund at a Glance

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. Throughout this Prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in a single state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind.

The Tax-Exempt Fund is a “feeder” fund that invests all its assets in a “master” fund, Master Tax-Exempt LLC (the “Master LLC”), that has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC in which it invests. For simplicity, this Prospectus uses the term “Tax-Exempt Fund” to include the Master LLC.

What are the main risks of investing in the Tax-Exempt Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Tax-Exempt Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

■	Are looking for preservation of capital

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are looking for liquidity as well as current income that is exempt from Federal income tax

Risk/Return Bar Chart for the Tax-Exempt Fund

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for the past ten calendar years. Information for the periods before February 2003 was prior to the Fund’s change to a “master/feeder” structure. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

CMA Tax-Exempt Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.11% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.94%.

Average Annual Total Return (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Tax-Exempt Fund	3.16%	1.86%	2.18%

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include account fees that you may pay on your CMA or other Merrill Lynch account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Master LLC.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing the Master LLC.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to the Tax-Exempt Fund.

Fees and Expenses for the Tax-Exempt Fund

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):
CMA Account Annual Fee(a)	$125

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)
Management Fees(c)	0.133%
Distribution (12b-1) Fees(d)	0.125%
Other Expenses (including transfer agency fees)(e)(f)	0.292%
Total Annual Fund Operating Expenses	0.55%
(a)	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Master LLC.
(c)	Paid by the Master LLC.
(d)	The Tax-Exempt Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund is authorized to pay the Distributor at an annual rate of 0.125% of the average daily net asset value of Fund accounts sold through such Distributor.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Master LLC. The Tax-Exempt Fund and the Master LLC will reimburse the Manager or its affiliates for such services.
(f)	Includes administration fees, which are payable to the Administrator by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CMA Tax-Exempt Fund	$56	$176	$307	$689

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

IMPORTANT DEFINITIONS

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

State Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from any applicable state or local income or other taxes (and the value of which is exempt from intangible personal property tax in states that impose such tax).

CMA® Multi-State Municipal Series Trust at a Glance

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. Each State Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax, if such tax is imposed) in the designated state.

Each State Fund only invests in short term state municipal securities and municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency. A State Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term state municipal securities and municipal securities have maturities longer than 397 days, but give a State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

State Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. State Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Each State Fund cannot guarantee it will achieve its objective.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that State Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Credit Enhanced Securities Risk — each State Fund may invest more than 25% of its assets in state municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — Each State Fund will invest primarily in state municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreements and Purchase and Sale Contracts Risk — Each State Fund may buy a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, a State Fund may lose money.

Taxability Risk — future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund.

Who should invest?

Shares of each State Fund are offered to participants in the Cash Management Account (“CMA”) financial service (“CMA Service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) central asset account programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

■	Are looking for preservation of capital

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■

Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in the designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

Risk/Return Bar Charts for the State Funds

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show each State Fund’s average annual total returns for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.92%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Arizona Municipal Money Fund	3.00%	1.71%	2.05%

CMA California Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.91%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA California Municipal Money Fund	3.11%	1.80%	2.03%

CMA Connecticut Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.81%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Connecticut Municipal Money Fund	2.99%	1.67%	1.96%

CMA Florida Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.62% (quarter ended March 31, 2006). The year-to-date return as of June 30, 2008 was 0.84%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Life of Fund(a)
CMA Florida Municipal Money Fund	3.02%	2.89%
(a)	Inception date is November 15, 2005.

CMA Massachusetts Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.80%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Massachusetts Municipal Money Fund	3.01%	1.69%	2.04%

CMA Michigan Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.89%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Michigan Municipal Money Fund	3.07%	1.74%	2.10%

CMA New Jersey Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.86%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA New Jersey Municipal Money Fund	3.06%	1.75%	2.05%

CMA New York Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.86%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA New York Municipal Money Fund	3.12%	1.81%	2.14%

CMA North Carolina Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.86%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA North Carolina Municipal Money Fund	3.01%	1.70%	2.03%

CMA Ohio Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.93%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Ohio Municipal Money Fund	3.04%	1.72%	2.11%

CMA Pennsylvania Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 0.84%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
CMA Pennsylvania Municipal Money Fund	3.05%	1.74%	2.08%

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid directly by the shareholder:

Shareholder Fees — these include account fees that you may pay on your CMA or other Merrill Lynch account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to a State Fund.

Fees and Expenses for the State Funds

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Florida Fund
CMA Account Annual Fee(a)	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.500%	0.401%	0.487%	0.500%
Distribution (12b-1) Fees(c)	0.125%	0.125%	0.125%	0.125%	(e)
Other Expenses (including transfer agency fees)(d)	0.095%	0.024%	0.058%	0.075%
Total Annual Fund Operating Expenses	0.72%	0.55%	0.67%	0.70%	(e)

Shareholder Fees (fees paid directly by the shareholder):	Massachusetts Fund	Michigan Fund	New Jersey Fund	New York Fund
Maximum Account Fee(a)	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.500%	0.500%	0.435%	0.403%
Distribution (12b-1) Fees(c)	0.125%	0.125%	0.125%	0.125%
Other Expenses (including transfer agency fees)(d)	0.075%	0.085%	0.040%	0.032%
Total Annual Fund Operating Expenses	0.70%	0.71%	0.60%	0.56%

Shareholder Fees (fees paid directly by the shareholder):	North Carolina Fund	Ohio Fund	Pennsylvania Fund
Maximum Account Fee(a)	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.500%	0.500%	0.490%
Distribution (12b-1) Fees(c)	0.125%	0.125%	0.125%
Other Expenses (including transfer agency fees)(d)	0.095%	0.065%	0.055%
Total Annual Fund Operating Expenses	0.72%	0.69%	0.67%
(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — BlackRock Advisors, LLC” in the Prospectus and “Management and Advisory Arrangements — Management Services for the State Funds” in the Statement of Additional Information.
(c)

Each State Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which each State Fund is authorized to pay a distributor at an annual rate of 0.125% of the average daily net asset value of Fund accounts sold through such distributor.

(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.
(e)	The Florida Fund did not pay a portion of its distribution fee for the fiscal year ended March 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

IMPORTANT DEFINITION

Yield — the income generated by an investment in a Fund.

Examples:

These examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Arizona Fund	$74	$230	$401	$894
California Fund	$56	$176	$307	$689
Connecticut Fund	$68	$214	$373	$835
Florida Fund	$72	$224	$390	$871
Massachusetts Fund	$72	$224	$390	$871
Michigan Fund	$73	$227	$395	$883
New Jersey Fund	$61	$192	$335	$750
New York Fund	$57	$179	$313	$701
North Carolina Fund	$74	$230	$401	$894
Ohio Fund	$70	$221	$384	$859
Pennsylvania Fund	$68	$214	$373	$835

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with a Fund’s transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

Yield Information

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain each Fund’s current 7-day yield, call 1-800-441-7762.

Details About Each Fund

ABOUT THE MANAGER, SUB-ADVISER AND ADMINISTRATOR

The Tax-Exempt Fund is managed by the Manager and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). As used in this Prospectus, the terms “BlackRock” and “Manager” include, where applicable, the Sub-Adviser. BlackRock also acts as the Tax-Exempt Fund’s Administrator.

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

The Tax-Exempt Fund is managed by a team of financial professionals led by William Henderson.

How Each Fund Invests

Tax-Exempt Fund

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives:

The Tax-Exempt Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Tax-Exempt Fund will invest at least 80% of its assets in short term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Tax-Exempt Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Fund management will seek to keep the Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Tax-Exempt Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Tax-Exempt Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Tax-Exempt Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

Other Strategies. In addition to the main strategies discussed above, the Tax-Exempt Fund may also use certain other investment strategies.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax-Exempt Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Tax-Exempt Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss. If the issuer defaults on its obligation, the property may be hard to sell or the proceeds of sale may not cover the Tax-Exempt Fund’s loss.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

ABOUT THE MANAGER AND SUB-ADVISER

Each State Fund is managed by the Manager and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). As used in this Prospectus, the terms “BlackRock” and “Manager” include, where applicable, the Sub-Adviser.

ABOUT THE STATE FUNDS’ PORTFOLIO MANAGERS

The State Funds are managed by a team of financial professionals led by William Henderson.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity.

Outlined below are the main strategies the State Funds use in seeking to achieve their investment objectives:

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax if such tax is imposed) in its designated state.

Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is subject to Federal income tax or the designated State’s income and/or intangible personal property taxes.

Among the securities the State Funds may buy are:

State Municipal Bonds — long term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and from a respective State Fund’s state

(and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Municipal Securities — municipal obligations issued by or on behalf of a State, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

Repurchase Agreements and Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.

Other Strategies. In addition to the main strategies discussed above, the State Funds may also use certain other investment strategies:

For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

Each State Fund may invest up to 10% of its net assets in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Credit Enhanced Securities Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreements and Purchase and Sale Contracts Risk — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the past several decades, Arizona’s economy has exhibited increasing growth.

Seasonally adjusted unemployment in Arizona was 4.1% in 2006, 4.7% as of December 2007 and 3.9% as of April 2008. Arizona employment is projected to decrease 0.6% in 2008.

Following a period of rapid appreciation of residential home values, Arizona has recently faced a downturn in the housing market. The commercial real estate industry exhibited approximately 26% growth in new construction from 2005 to 2006, but new construction in the first quarter of 2008 was less than that of the first quarter of 2007.

In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education was unconstitutional. The Arizona Legislature passed the Students First legislation in July 1998 establishing a centralized school capital finance system. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board are each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided proportionate interests in agreements that are subject to annual appropriations by the Arizona Legislature.

California — California’s economy slipped into a recession in early 2001, losing 362,000 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 934,000 jobs gained between July 2003 and December 2007. In the first five months of 2008, the State lost 5,600 jobs per month on average. The State Department of Finance forecasts that nonfarm payroll employment will decline by 0.2 percent in 2008 and then grow by 0.6 percent in 2009 and 1.4 percent in 2010. State general obligation bonds are, as of June 2008, rated “A1” by Moody’s Investors Service, Inc. (“Moody’s”), “A+” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and “A+” by Fitch Ratings (“Fitch”). California, however, continues to face economic difficulties, particularly in the housing sector, which will continue to slow the California economy. In January 2008 Governor Schwarzenegger announced a fiscal emergency to address a fiscal year 2008-09 General Fund deficit estimated to be in the range of $14.5 billion. Due to significant revenue shortfalls, the total budget gap grew to $24.3 billion. However, in February 2008, the State Legislature enacted a variety of measures to address $7 billion of that projected shortfall, leaving a projected shortfall of approximately $17.2 billion.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund operating surpluses, a substantial deficit was experienced in the 2001-02 and 2002-03 fiscal years. Each of the 2003-04, 2004-05, 2005-06 and 2006-07 fiscal years have ended with a General Fund operating surplus. The State anticipates a General Fund operating deficit for the 2007-08 fiscal year. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively.

Florida — Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. The State of Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. Local Governments in Florida are highly dependant on ad valorem property taxes which are levied on real property located within Florida and are subject to certain limitations and exemptions as further described in Appendix E — “Economic and Financial Conditions in Florida” in the Statement of Additional Information. Florida, like much of the Nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. The downturn in the housing market has also depressed property values in Florida, which will impact the amount of ad valorem property taxes that are collected by local governments in Florida. The Florida Legislature has recently enacted several property tax reforms which were approved by the voters on January 29, 2008. In addition, the Florida Taxation and Budget Reform Commission has proposed seven constitutional amendments to be placed on the November 4, 2008 General Election ballot and made several statutory recommendations to the Florida Legislature. Any constitutional amendments that are approved by the voters may further impact the amount of ad valorem property taxes that can be collected by local governments in Florida. The statutory changes and proposed amendments are described in Appendix E — “Economic and Financial Conditions in Florida” in the Statement of Additional Information. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. Because Florida is highly dependent upon tourism and other related industries, any future hurricanes or terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. As of May 14, 2008, Florida had a bond rating of Aa1 from Moody’s and AAA from S&P and as of May 12, 2008, Florida had a bond rating of AA+ from Fitch on its general obligation bonds.

Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Thus, Florida residents will not receive any state tax benefits from investing in the Florida Fund. For a discussion of economic and other conditions in the State of Florida, see Appendix E — “Economic and Financial Conditions in Florida” in the Statement of Additional Information.

Massachusetts — The Massachusetts economy has continued to show signs of recovery from its difficulties in recent years, but is lagging behind the nation in several indicators, particularly employment levels. Because a substantial majority of the Commonwealth’s tax revenues are derived from its income tax and sales and use tax, any reduction in personal income or employment levels could result in lower state tax revenues. It is uncertain what effect the recent slowdown of the national economy, the disruption of the credit markets associated with the subprime debt crisis, the decline in the real estate market and inflationary pressures may have on personal income, spending and employment levels, or the Massachusetts economy generally. In addition, as a result of a voter initiated petition, the November 2008 ballot will include a binding vote to require the reduction and then elimination by January 1, 2010 of the Massachusetts personal income tax. The passage of that ballot measure, if it occurs, would have a major impact on state tax revenues. Finally, the state’s “Big Dig” highway project continues to require substantial funding from the Commonwealth. As of June 2008, S&P, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds.

Michigan — Michigan’s economy is closely tied to the manufacturing sector, particularly the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, due to weakness in the automobile sector, and productivity gains, the unemployment rate, for the last six years, has exceeded the national average. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last five years, but continues to struggle with shortfalls in revenues needed to match budgeted expenditures. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aa3, AA- and AA-, respectively.

New Jersey — New Jersey’s economy continued to expand steadily in 2006 and is expected to expand at a steady pace through the rest of 2007 into 2008. New Jersey may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices and geopolitical tensions. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for modest economic growth in New Jersey in 2007 and beyond are favorable. Currently, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds Aa2 and AA-, respectively.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. New York’s tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has had adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. North Carolina continues to have significant budget surpluses, with a budget surplus for the 2006-2007 fiscal year of $1.22 billion, which follows budget surpluses of $289.4 million, $478.5 million, and $749.4 million for fiscal years 2003-2004, 2004-2005, and 2005-2006, respectively. These budget surpluses have been the result of the steady improvement in North Carolina’s economy, which has seen a drop in unemployment to just slightly above the national average rate, increased consumer spending, and stronger than expected tax revenue growth. North Carolina has, however, experienced a recent slowdown in its economy as a result of the national credit crunch from the collapse of the subprime lending market and the sudden increase in fuel and food prices. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category, and Moody’s currently rates the State of North Carolina’s general obligation bonds Aaa, its highest rating. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. In September 2004, Moody’s revised the State’s outlook from stable to positive, and in January 2007, Moody’s restored North Carolina’s bond rating to Aaa.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment increasing. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although in February 2008, Moody’s dropped the State’s future credit outlook to “negative” while affirming its rating of Aa1.

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. For fiscal year 2006-07, Pennsylvania General Fund collections totaled $27,449.1 million, which was $649.6 million, or 2.4 percent, above the estimate. Fiscal year 2007-08 General Fund collections totaled $27.9 billion, which was $159.4 million, or 0.6 percent, above the estimate. The 2008-09 General Fund appropriations budget as enacted is $28.3 billion, an increase of $1.1 billion or 3.98 percent over 2007-08. The enacted budget has no tax increases and does not contemplate using funds from the Rainy Day Fund.

Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Variable Rate Demand Obligations and Municipal Derivatives Risk — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Insurance Risk — Each Fund may purchase municipal securities that are secured by insurance. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of an insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer.

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

When Issued and Delayed Delivery Securities and Forward Commitment Risk — A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities Risk — A Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Statement of Additional Information

If you would like further information about the Funds, including how each invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

Merrill Lynch CMA Financial Service

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain money market funds and a card/check account. Subscribers to the CMA service are charged an annual fee and may also be subject to applicable subaccount fees and certain transaction fees, optional service fees, and/or miscellaneous fees depending upon the account activities, features and services selected. Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In certain circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this Prospectus, or a money market fund offered by this Prospectus may not be available. In this Prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This Prospectus provides information concerning the Funds, and is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, applicable terms and conditions and associated fees, please review the CMA® Financial Services, Cash Management Account®, Beyond Banking® Account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to investors in those programs.

The Funds are money market funds whose shares are offered to participants in the CMA service as well as certain other Merrill Lynch central asset programs. Each CMA Fund seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

Your Account

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch or other securities dealers. You may also buy, sell and transfer shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

If You Want To	Your Choice	Information Important for You to Know
Buy Shares	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account

If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

•      Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

•       Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•      A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service participants.

If You Want To	Your Choice	Information Important for You to Know
Buy Shares (continued)	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.
Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.
Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service and other Merrill Lynch central asset account subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.
Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees have not adopted policies and procedures to deter short-term trading in the Funds.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Distribution Plans

Each Fund has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended.

Under each Plan, Fund shares pay a fee (“distribution fee”) to the Distributor, and/or affiliates of The PNC Financial Services Group, Inc. (“PNC”) or Merrill Lynch & Co., Inc. (including BlackRock) for distribution and sales support services. The distribution fee may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC or Merrill Lynch & Co., Inc. (including BlackRock) for sales support services provided in connection with the sale of shares. The distribution fee may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch & Co., Inc. and their affiliates) (“Service Organizations”) for sales support services and related expenses. Fund shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

IMPORTANT DEFINITIONS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — exempt income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

Because the fees paid by a Fund’s shares under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates.

How Shares Are Priced

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. Both the New York Stock Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date federal funds become available to the Fund.

Dividends and Taxes

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive monthly statements about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is excludable from income for state income tax purposes in the designated state, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains regardless of how long you have held your shares.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1. Access the BlackRock website at http://www.blackrock.com/edelivery

2. Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-441-7762.

Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC, each Fund’s Manager, manages each Fund’s investments and its business operations subject to the oversight of each Fund’s Board of Trustees. While the Manager is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Manager is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Manager has the responsibility for making all investment decisions for the Master LLC and each State Fund. The Master LLC pays the Manager a management fee at the annual rate of 0.250% of the Master LLC’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of its average daily net assets exceeding $1 billion. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

For the fiscal year ended March 31, 2008, the Manager received a fee from each Fund at the annual rates set forth below:

Management Fee (net of waivers and/or reimbursement, if applicable) as a percentage of average daily net assets
Fund	Paid to the Manager
Arizona Fund	0.500%
California Fund	0.401%
Connecticut Fund	0.487%
Florida Fund	0.500%
Massachusetts Fund	0.500%
Michigan Fund	0.500%
New Jersey Fund	0.435%
New York Fund	0.403%
North Carolina Fund	0.500%
Ohio Fund	0.500%
Pennsylvania Fund	0.490%
Master LLC	0.133%

The Manager has a subadvisory agreement with BlackRock Investment Management, LLC, each Fund’s Sub-Adviser and an affiliate of the Manager, pursuant to which the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio. With respect to each Fund, the Manager pays the Sub-Adviser, for the services it provides, a monthly fee at an annual rate equal to a percentage of the management fee the Manager receives from that Fund.

BlackRock Advisors, LLC also acts as the Tax-Exempt Fund’s administrator. The Tax-Exempt Fund pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees’ approval of each management agreement with the Manager and each sub-advisory agreement between the Manager and the Sub-Adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2006.

The Manager was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. The Manager and its affiliates had approximately $1.428 trillion in investment company and other portfolio assets under management as of June 30, 2008.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in securities and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities and other instruments as a Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund and may receive compensation for such services. A Fund may also make brokerage and other payments to an Affiliate in connection with the Fund‘s portfolio investment transactions.

The activities of BlackRock and its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund or its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Master/Feeder Structure for Tax-Exempt Fund

The Tax-Exempt Fund is a “feeder” fund that invests its assets in the Master LLC. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Master LLC.

The Master LLC may accept investments from other feeder funds, and all the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Master LLC. Information about other feeders, if any, is available by calling 1-800-441-7762.

Whenever the Master LLC holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC.

The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

Financial Highlights

The following Financial Highlight tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

	CMA Tax-Exempt Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	0.01
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	— (b)
Net increase from investment operations	0.03	0.03	0.02	0.01	0.01
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.94%	3.05%	2.24%	0.93%	0.54%
Ratios to Average Net Assets(c)
Total expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income and net realized gain (loss)	2.87%	3.03%	2.21%	0.91%	0.55%
Supplemental Data
Net assets, end of year (000)	$11,003,605	$9,257,629	$8,761,108	$9,029,274	$9,522,055

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.
(c)	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income and net realized gain (loss).

	CMA Arizona Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(b)
Net realized gain (loss)	— (b)	— (a)	— (a)	— (a)	—	(b)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(b)
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(a)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.82%	2.91%	2.13%	0.77%	0.35%
Ratios to Average Net Assets
Total expenses	0.72%	0.73%	0.72%	0.74%	0.74%
Net investment income	2.75%	2.89%	2.11%	0.78%	0.36%
Supplemental Data
Net assets, end of year (000)	$204,515	$183,442	$169,647	$168,983	$167,386

(a)	Amount is less than $(0.01) per share.
(b)	Amount is less than $0.01 per share.

	CMA California Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(b)
Net realized gain (loss)	— (b)	— (b)	— (a)	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(b)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(a)
Net realized gain	— (a)	— (a)	—	—	—
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(a)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.90%	2.99%	2.14%	0.89%	0.49%
Ratios to Average Net Assets
Total expenses	0.55%	0.57%	0.57%	0.57%	0.57%
Net investment income	2.82%	2.96%	2.12%	0.90%	0.50%
Supplemental Data
Net assets, end of year (000)	$3,931,450	$3,374,219	$2,693,459	$2,395,426	$2,338,900

(a)	Amount is less than $(0.01) per share.
(b)	Amount is less than $0.01 per share.

	CMA Connecticut Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(b)
Net realized gain (loss)	— (b)	— (a)	— (a)	— (a)	—	(b)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(b)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(a)
Net realized gain	— (a)	—	—	— (a)	—
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(a)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.75%	2.87%	2.05%	0.74%	0.34%
Ratios to Average Net Assets
Expenses, after waiver	0.67%	0.68%	0.68%	0.67%	0.66%
Total expenses	0.67%	0.68%	0.68%	0.67%	0.67%
Net investment income	2.68%	2.85%	2.03%	0.72%	0.34%
Supplemental Data
Net assets, end of year (000)	$676,347	$544,050	$510,151	$519,765	$595,841

(a)	Amount is less than $(0.01) per share.
(b)	Amount is less than $0.01 per share.

	CMA Florida Fund
	Year Ended March 31,		For the Period November 15, 2005(a) to March 31, 2006
	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.01
Net realized gain (loss)	— (b)	— (b)	—	(c)
Net increase from investment operations	0.03	0.03	0.01
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.01)
Net realized gain	—	— (b)	—
Total dividends and distributions	(0.03)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.80%	2.90%	0.94	%(d)
Ratios to Average Net Assets
Expenses, after waiver	0.69%	0.70%	0.58	%(e)
Total expenses	0.69%	0.71%	0.72	%(e)
Net investment income	2.74%	2.88%	2.55	%(e)
Supplemental Data
Net assets, end of period (000)	$372,844	$308,089	$472,295

(a)	Commencement of Operations.
(b)	Amount is less than $(0.01) per share.
(c)	Amount is less than $0.01 per share.
(d)	Aggregate total investment return.
(e)	Annualized.

	CMA Massachusetts Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (a)	—	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net realized gain	— (b)	—	—	— (b)	—	(b)
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.76%	2.89%	2.04%	0.76%	0.38%
Ratios to Average Net Assets
Total expenses	0.70%	0.69%	0.70%	0.71%	0.70%
Net investment income	2.68%	2.87%	2.03%	0.74%	0.38%
Supplemental Data
Net assets, end of year (000)	$466,810	$403,891	$345,065	$345,043	$372,239

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA Michigan Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.84%	2.95%	2.09%	0.82%	0.42%
Ratios to Average Net Assets
Total expenses	0.71%	0.71%	0.70%	0.70%	0.70%
Net investment income	2.78%	2.93%	2.06%	0.80%	0.43%
Supplemental Data
Net assets, end of year (000)	$321,212	$262,426	$283,669	$271,421	$327,492

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA New Jersey Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net realized gain	—	—	—	— (b)	—	(b)
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.81%	2.93%	2.14%	0.83%	0.43%
Ratios to Average Net Assets
Total expenses	0.60%	0.62%	0.63%	0.63%	0.61%
Net investment income	2.71%	2.92%	2.12%	0.81%	0.44%
Supplemental Data
Net assets, end of year (000)	$1,771,689	$1,342,082	$1,103,796	$1,027,382	$1,165,201

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA New York Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net realized gain	— (b)	— (b)	—	— (b)	—	(b)
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.87%	3.01%	2.15%	0.88%	0.49%
Ratios to Average Net Assets
Total expenses	0.56%	0.57%	0.58%	0.58%	0.57%
Net investment income	2.77%	2.99%	2.14%	0.86%	0.50%
Supplemental Data
Net assets, end of year (000)	$3,644,843	$2,835,705	$2,510,821	$2,312,666	$2,510,413

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA North Carolina Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (b)	— (a)	— (a)	— (b)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net realized gain	—	—	—	— (b)	—
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.79%	2.90%	2.08%	0.75%	0.37%
Ratios to Average Net Assets
Total expenses	0.72%	0.73%	0.72%	0.72%	0.71%
Net investment income	2.70%	2.88%	2.06%	0.72%	0.38%
Supplemental Data
Net assets, end of year (000)	$276,677	$199,378	$203,180	$202,597	$240,576

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA Ohio Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain	— (a)	— (a)	— (a)	—	—
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net realized gain	— (b)	— (b)	— (b)	—	—
Total dividends and distributions	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.83%	2.90%	2.07%	0.78%	0.43%
Ratios to Average Net Assets
Total expenses	0.69%	0.70%	0.70%	0.70%	0.69%
Net investment income	2.73%	2.88%	2.04%	0.77%	0.43%
Supplemental Data
Net assets, end of year (000)	$480,922	$378,461	$327,056	$379,307	$414,045

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

	CMA Pennsylvania Fund
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (b)	— (b)	— (a)	—	(a)
Net increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Based on net asset value	2.80%	2.95%	2.11%	0.80%	0.42%
Ratios to Average Net Assets
Total expenses	0.67%	0.69%	0.69%	0.69%	0.68%
Net investment income	2.72%	2.93%	2.09%	0.79%	0.43%
Supplemental Data
Net assets, end of year (000)	$667,352	$515,749	$497,912	$454,881	$500,274

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.

FUNDS

CMA® Multi-State Municipal Series Trust

CMA Tax-Exempt Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

Merrill Lynch, Pierce, Fenner & Smith Incorporated

World Financial Center, North Tower

New York, New York 10080-0002

CUSTODIAN

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com/moneymarketreports or by calling 1-800-441-7762.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address on the inside back cover. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call 1-800-441-7762.

World Wide Web

General fund information and specific fund performance, including the Statement of Additional Information and Annual/Semi-Annual Reports, can be accessed free of charge at www.blackrock.com. Mutual fund prospectus and literature can also be requested via this website.

Statement of Additional Information

The Statement of Additional Information contains further information about the Funds. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com/moneymarketreports or by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-441-7762.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-5011, 811-3111

©BlackRock Advisors, LLC

Code #16817-0708

STATEMENT OF ADDITIONAL INFORMATION

CMA® TAX-EXEMPT FUND

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA® ARIZONA MUNICIPAL MONEY FUND

CMA® CALIFORNIA MUNICIPAL MONEY FUND

CMA® CONNECTICUT MUNICIPAL MONEY FUND

CMA® FLORIDA MUNICIPAL MONEY FUND

CMA® MASSACHUSETTS MUNICIPAL MONEY FUND

CMA® MICHIGAN MUNICIPAL M ONEY FUND

CMA® NEW JERSEY MUNICIPAL MONEY FUND

CMA® NEW YORK MUNICIPAL MONEY FUND

CMA® NORTH CAROLINA MUNICIPAL MONEY FUND

CMA® OHIO MUNICIPAL MONEY FUND

CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. 1-800-441-7762

This Statement of Additional Information of the CMA Tax-Exempt Fund and each series of CMA Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 25, 2008, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2008 Annual Report. The audited financial statements of each series of CMA Multi-State Municipal Series Trust, as defined above, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2008 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-441-7762 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED — DISTRIBUTOR

The date of this Statement of Additional Information is July 25, 2008

PART I

Part I of this Statement of Additional Information sets forth information about CMA® Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA® Multi-State Municipal Series Trust (the “Trust”). The Trust consists of CMA® Arizona Municipal Money Fund (the “Arizona Fund”), CMA® California Municipal Money Fund (the “California Fund”), CMA® Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA® Florida Municipal Money Fund (the “Florida Fund”), CMA® Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA® Michigan Municipal Money Fund (the “Michigan Fund”), CMA® New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA® New York Municipal Money Fund (the “New York Fund”), CMA® North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA® Ohio Municipal Money Fund (the “Ohio Fund”) and CMA® Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about the Tax-Exempt Fund’s and the Trust’s Boards of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I.	Investment Objectives and Policies

CMA Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master trust, the Master Tax-Exempt LLC (the “Master LLC”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master LLC in which the Tax-Exempt Fund invests.

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which is excludable from gross income for Federal income tax purposes (including the alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a tax-exempt money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified open-end investment company under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality Municipal Securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income both for Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in State Municipal Securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax or to the intangible personal property tax in the designated state.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not for state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to a Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, that have maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in

Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies —Other Factors” below.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Master LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Master LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Master LLC’s non-fundamental investment restrictions may be changed by the Master LLC’s Board of Trustees without interest holder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Information Concerning Municipal Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

The Master LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Master LLC may not:

(1) borrow money, except that (i) the Master LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Master LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master LLC may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Master LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Master LLC’s Prospectus and Statement of Additional Information. The Master LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Master LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Master LLC’s classification as a diversified investment company under the Investment Company Act.

The Master LLC also has adopted non-fundamental investment restrictions, that may be changed by the Master LLC’s Board of Directors without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Master LLC may not:

a. write, purchase or sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Master LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Master LLC.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CMA State Funds (except the Florida Fund)

The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About Each Fund — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Information Concerning Tax Exempt Securities;”

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Florida Fund

The Trust, on behalf of the Florida Fund, has adopted restrictions and policies relating to the investment of its assets and its activities. Certain of the restrictions are fundamental policies of the Florida Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of the Florida Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the Florida Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Florida Fund are in terms of current market value.

Under its fundamental investment restrictions, the Florida Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks and tax-exempt securities issued by states, their political subdivisions, agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(8) Make investments for the purpose of exercising control or management.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 10% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (2) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund, as applicable. Such leveraging or borrowing increases the exposure of the Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

Except with respect to restriction (2), a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each of the Tax-Exempt Fund and the Trust consists of thirteen individuals, eleven of whom are not “interested persons” of the Tax-Exempt Fund or Trust, as applicable, as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as the Directors of the Master LLC. The Trustees of each of the Tax-Exempt Fund and the Trust are responsible for the overall oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for a Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of a Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of each Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of each Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. Each Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (Chair), Cynthia A. Montgomery, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Funds, as applicable, and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of each Fund, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Tax-Exempt Fund and the Trust, as applicable, the fund-related activities of BlackRock and each Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning each Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Chief Compliance Officer of the Funds, as applicable. Each Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review a Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review a Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

For the period from November 1, 2007 to March 31, 2008, the current Audit, Governance, Compliance and Performance Committees each met twice.

Prior to November 1, 2007, each Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Trustees then in office. For the period from April 1, 2007 to November 1, 2007, the Audit Committee met twice and the Nominating Committee met once.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address, year of birth, principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees(a)

David O. Beim(c) 40 East 52nd Street New York, NY 10022 1940	Trustee	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002.	35 Funds 81 Portfolios	None

Ronald W. Forbes(d) 40 East 52nd Street New York, NY 10022 1940	Trustee	1987 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	35 Funds 81 Portfolios	None

Dr. Matina Horner(e) 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	35 Funds 81 Portfolios	NSTAR (electric and gas utility)

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Rodney D. Johnson(d) 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, the Committee of Seventy (civic) since 2006.	35 Funds 81 Portfolios	None

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	35 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	1994 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	35 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.(f) 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	35 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	35 Funds 81 Portfolios	None

Toby Rosenblatt(g) 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	35 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish(h) 40 East 52nd Street New York, NY 10022 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	35 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005, Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	35 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Trustees(a)(i)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	185 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 294 Portfolios	None

(a)	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ Boards in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 1977; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1995; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
(c)	Chair of the Performance Oversight Committee.
(d)	Co-Chair of the Board of Trustees.
(e)	Chair of the Governance Committee.
(f)	Chair of the Compliance Committee.
(g)	Vice Chair of the Performance Oversight Committee.
(h)	Chair of the Audit Committee.
(i)	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers(a)(b)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer of the Tax-Exempt Fund Chief Executive Officer of the Trust	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	195 Funds 305 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.	185 Funds 295 portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	185 Funds 295 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	185 Funds 295 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Anti-Money Laundering Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	185 Funds 295 portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	185 Funds 292 portfolios	None

(a)	Officers of the Funds serve at the pleasure of the Boards of Trustees.
(b)	Richard S. Davis serves as both an interested Trustee of the Trust and President of the Trust. For more information about Richard S. Davis, please see the biographical and other information provided in the table commencing on page I-12.

Share Ownership

As of December 31, 2007, no Trustee owned shares in any Fund except the Massachusetts Fund and the New York Fund. Information relating to each Trustee’s share ownership in those Funds and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the tables below.

	Aggregate Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in Supervised Funds
Name	Massachusetts Fund	New York Fund

Interested Trustees:

Richard S. Davis	None	None	Over $100,000

Henry Gabbay	None	None	Over $100,000

Non-Interested Trustees:

David O. Beim	None	None	$50,001 — $100,000

Ronald W. Forbes	None	Over $100,000	Over $100,000

Dr. Matina Horner	None	None	Over $100,000

Rodney D. Johnson	None	None	Over $100,000

Herbert I. London	None	None	Over $100,000

Cynthia A. Montgomery	Over $100,000	None	Over $100,000

Joseph P. Platt, Jr.	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	Over $100,000

Toby Rosenblatt	None	None	Over $100,000

Kenneth L. Urish	None	None	None

Frederick W. Winter	None	None	None

As of July 1, 2008, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2007, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in affiliates of the Manager.

Compensation of Trustees

Each non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. Each Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. Each Fund may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets forth the compensation earned by the non-interested Trustees and Chief Compliance Officer for the fiscal year ended March 31, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name of Trustee	Compensation from Fund(h)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Tax-Exempt Fund/Master LLC

David O. Beim(b)	$4,966	None	$180,570

Ronald C. Forbes(c)	$11,649	None	$235,183

Dr. Matina Horner(d)	$4,780	None	$226,015

Rodney D. Johnson(c)	$5,462	None	$143,151

Herbert I. London	$4,344	None	$250,136

Cynthia A. Montgomery	$9,428	None	$171,433

Joseph P. Platt, Jr.(e)	$4,966	None	$139,817

Robert C. Robb, Jr.	$4,344	None	$128,151

Toby Rosenblatt(f)	$4,966	None	$226,015

Kenneth L. Urish(g)	$4,966	None	$139,817

Frederick W. Winter	$4,344	None	$128,151

CMA Arizona Fund

David O. Beim(b)	$690	None	$180,570

Ronald C. Forbes(c)	$862	None	$235,183

Dr. Matina Horner(d)	$505	None	$226,015

Rodney D. Johnson(c)	$698	None	$143,151

Herbert I. London	$680	None	$250,136

Cynthia A. Montgomery	$823	None	$171,433

Joseph P. Platt, Jr.(e)	$690	None	$139,817

Robert C. Robb, Jr.	$680	None	$128,151

Toby Rosenblatt(f)	$690	None	$226,015

Kenneth L. Urish(g)	$690	None	$139,817

Frederick W. Winter	$680	None	$128,151

Name of Trustee	Compensation from Fund(h)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA California Fund

David O. Beim(b)	$1,953	None	$180,570

Ronald C. Forbes(c)	$4,845	None	$235,183

Dr. Matina Horner(d)	$1,768	None	$226,015

Rodney D. Johnson(c)	$2,106	None	$143,151

Herbert I. London	$1,762	None	$250,136

Cynthia A. Montgomery	$4,163	None	$171,433

Joseph P. Platt, Jr.(e)	$1,953	None	$139,817

Robert C. Robb, Jr.	$1,762	None	$128,151

Toby Rosenblatt(f)	$1,953	None	$226,015

Kenneth L. Urish(g)	$1,953	None	$139,817

Frederick W. Winter	$1,762	None	$128,151

CMA Connecticut Fund

David O. Beim(b)	$855	None	$180,570

Ronald C. Forbes(c)	$1,388	None	$235,183

Dr. Matina Horner(d)	$670	None	$226,015

Rodney D. Johnson(c)	$883	None	$143,151

Herbert I. London	$821	None	$250,136

Cynthia A. Montgomery	$1,264	None	$171,433

Joseph P. Platt, Jr.(e)	$855	None	$139,817

Robert Robb, Jr.	$821	None	$128,151

Toby Rosenblatt(f)	$855	None	$226,015

Kenneth L. Urish(g)	$855	None	$139,817

Frederick W. Winter	$821	None	$128,151

CMA Florida Fund

David C. Beim(b)	$738	None	$180,570

Ronald C. Forbes(c)	$1,024	None	$235,183

Dr. Matina Horner(d)	$553	None	$226,015

Rodney D. Johnson(c)	$751	None	$143,151

Herbert I. London	$720	None	$250,136

Cynthia A. Montgmery	$960	None	$171,433

Joseph P. Platt, Jr.(e)	$738	None	$139,817

Robert C. Robb, Jr.	$720	None	$128,151

Toby Rosenblatt(f)	$738	None	$226,015

Kenneth L. Urish(g)	$738	None	$139,817

Frederick W. Winter	$720	None	$128,151

CMA Massachusetts Fund

David O. Beim(b)	$789	None	$180,570

Ronald C. Forbes(c)	$1,150	None	$235,183

Dr. Matina Horner(d)	$603	None	$226,015

Rodney D. Johnson(c)	$808	None	$143,151

Herbert I. London	$764	None	$250,136

Cynthia A. Montgomery	$1,064	None	$171,433

Joseph P. Platt, Jr.(e)	$789	None	$139,817

Robert C. Robb, Jr.	$764	None	$128,151

Toby Rosenblatt(f)	$789	None	$226,015

Kenneth L. Urish(g)	$789	None	$139,817

Frederick W. Winter	$764	None	$128,151

Name of Trustee	Compensation from Fund(h)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Michigan Fund

David O. Beim(b)	$730	None	$180,570

Ronald C. Forbes(c)	$983	None	$235,183

Dr. Matina Horner(d)	$545	None	$226,015

Rodney D. Johnson(c)	$743	None	$143,151

Herbert I. London	$714	None	$250,136

Cynthia A. Montgomery	$924	None	$171,433

Joseph P. Platt, Jr.(e)	$730	None	$139,817

Robert C. Robb, Jr.	$714	None	$128,151

Toby Rosenblatt(f)	$730	None	$226,015

Kenneth L. Urish(g)	$730	None	$139,817

Frederick W. Winter	$714	None	$128,151

CMA New Jersey Fund

David O. Beim(b)	$1,190	None	$180,570

Ronald C. Forbes(c)	$2,449	None	$235,183

Dr. Matina Horner(d)	$1,005	None	$226,015

Rodney D. Johnson(c)	$1,256	None	$143,151

Herbert I. London	$1,109	None	$250,136

Cynthia A. Montgomery	$2,154	None	$171,433

Joseph P. Platt, Jr.(e)	$1,190	None	$139,817

Robert C. Robb, Jr.	$1,109	None	$128,151

Toby Rosenblatt(f)	$1,190	None	$226,015

Kenneth L. Urish(g)	$1,190	None	$139,817

Frederick W. Winter	$1,109	None	$128,151

CMA New York Fund

David O. Beim(b)	$1,853	None	$180,570

Ronald C. Forbes(c)	$4,507	None	$235,183

Dr. Matina Horner(d)	$1,668	None	$226,015

Rodney D. Johnson(c)	$1,995	None	$143,151

Herbert I. London	$1,677	None	$250,136

Cynthia A. Montgomery	$3,880	None	$171,433

Joseph P. Platt, Jr.(e)	$1,853	None	$139,817

Robert C. Robb, Jr.	$1,677	None	$128,151

Toby Rosenblatt(f)	$1,853	None	$226,015

Kenneth L. Urish(g)	$1,853	None	$139,817

Frederick W. Winter	$1,677	None	$128,151

CMA North Carolina Fund

David O. Beim(b)	$704	None	$180,570

Ronald C. Forbes(c)	$890	None	$235,183

Dr. Matina Horner(d)	$519	None	$226,015

Rodney D. Johnson(c)	$714	None	$143,151

Herbert I. London	$692	None	$250,136

Cynthia A. Montgomery	$846	None	$171,433

Joseph P. Platt, Jr.(e)	$704	None	$139,817

Robert C. Robb, Jr.	$692	None	$128,151

Toby Rosenblatt(f)	$704	None	$226,015

Kenneth L. Urish(g)	$704	None	$139,817

Frederick W. Winter	$692	None	$128,151

Name of Trustee	Compensation from Fund(h)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Ohio Fund

David O. Beim(b)	$780	None	$180,570

Ronald C. Forbes(c)	$1,120	None	$235,183

Dr. Matina Horner(d)	$594	None	$226,015

Rodney D. Johnson(c)	$798	None	$143,151

Herbert I. London	$756	None	$250,136

Cynthia A. Montgomery	$1,039	None	$171,433

Joseph P. Platt, Jr.(e)	$780	None	$139,817

Robert C. Robb, Jr.	$756	None	$128,151

Toby Rosenblatt(f)	$780	None	$226,015

Kenneth L. Urish(g)	$780	None	$139,817

Frederick W. Winter	$756	None	$128,151

CMA Pennsylvania Fund

David O. Beim(b)	$851	None	$180,570

Ronald C. Forbes(c)	$1,346	None	$235,183

Dr. Matina Horner(d)	$666	None	$226,015

Rodney D. Johnson(c)	$878	None	$143,151

Herbert I. London	$818	None	$250,136

Cynthia A. Montgomery	$1,228	None	$171,433

Joseph P. Platt, Jr.(e)	$851	None	$139,817

Robert C. Robb, Jr.	$818	None	$128,151

Toby Rosenblatt(f)	$851	None	$226,015

Kenneth L. Urish(g)	$851	None	$139,817

Frederick W. Winter	$818	None	$128,151

(a)	For the number of BlackRock-advised funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-12.
(b)	Chair of the Performance Committee.
(c)	Co-Chair of the Board of Trustees.
(d)	Chair of the Governance Committee.
(e)	Chair of the Compliance Committee.
(f)	Vice-Chair of the Performance Committee.
(g)	Chair of the Audit Committee.
(h)	For the fiscal year ended March 31, 2008, the Tax-Exempt Fund and the Master LLC paid aggregate compensation of $79,465 and the State Funds paid aggregate compensation of $159,211 to all Trustees then holding such office.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer on November 1, 2007. From November 1, 2007 through March 31, 2008, Mr. Kindelan received $3,426 from the Tax-Exempt Fund and Master LLC and $1,770 from the State Funds.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. The Trust has entered into a separate management agreement on behalf of each State Fund (each a “Management Agreement”) with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), pursuant to which the Manager receives a monthly fee from the Trust, on behalf of each State Fund, at the following annual rates:

Portion of average daily net assets:	Rate

Not exceeding $500 million	0.500%

In excess of $500 million but not exceeding $1 billion	0.425%

In excess of $1 billion	0.375%

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each State Fund’s manager and was compensated according to same management fee rate as the Manager discussed above.

Set forth below are the total management fees paid by each State Fund to the Manager and to FAM, each Fund’s previous manager, pursuant to each Fund’s respective Management Agreement for the past three fiscal years.

	Fees Paid to Manager For the Year Ended March 31,		Fees Paid to FAM For the Year Ended March 31,		Fees Waived by FAM For the Year Ended March 31,
	2008	2007(a)	2007(b)	2006	2007(b)	2006

Arizona Fund	$967,354	$430,488	$418,402	$892,562	$0	$0

California Fund	$13,510,215	$5,900,464	$5,154,220	$9,870,620	$0	$0

Connecticut Fund	$2,952,121	$1,287,385	$1,271,995	$2,478,535	$0	$0

Florida Fund	$1,598,970	$837,846	$970,930(c)	$733,161(d)	$34,243(c)	$207,412(d)

Massachusetts Fund	$2,175,414	$1,019,086	$923,141	$1,661,710	$0	$0

Michigan Fund	$1,457,856	$689,552	$719,619	$1,452,950	$0	$0

New Jersey Fund	$6,402,567	$2,795,019	$2,483,400	$4,732,931	$0	$0

New York Fund	$12,740,445	$5,428,030	$5,102,476	$9,425,939	$0	$0

North Carolina Fund	$1,101,238	$503,371	$509,533	$947,203	$0	$0

Ohio Fund	$2,008,273	$882,815	$807,182	$1,773,341	$0	$0

Pennsylvania Fund	$2,851,103	$1,240,879	$1,169,460	$2,368,785	$0	$0

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For a portion of the fiscal year ended March 31, 2007, FAM voluntarily agreed to waive a portion of Florida Fund’s management fee. This voluntary waiver terminated effective May 1, 2006.
(d)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Management Services for the Tax-Exempt Fund/Master LLC. The Master LLC has entered into a management agreement with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), as the Manager, pursuant to which the Manager provides management services to the Master LLC (the “Management Agreement”). The Tax-Exempt Fund invests all of its assets in the Master LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the level of the Master LLC.

Master LLC Management Fee. The Manager receives a monthly fee from the Master LLC at the annual rates set forth below:

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.25%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Master LLC’s manager and was compensated according to same management fee rate as the Manager discussed above.

The table below sets forth the total management fees paid by the Master LLC to the Manager and to FAM, the Master LLC’s previous manager, for the past three fiscal years.

For Fiscal Year Ended March 31,	Paid to the Manager	Paid to FAM

2008	$14,579,348	N/A

2007	$6,550,521(a)	$6,275,361(b)

2006	N/A	$12,687,362

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, Inc., to perform management services with respect to each Fund and the Master LLC. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

The Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), pursuant to which BIM receives for the services it provides to one or more of the Funds a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager from each applicable Fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to BIM for the fiscal year ended March 31, 2008.

Fund	Paid to BIM

Master LLC	$11,512,580

Arizona Fund	$767,470

California Fund	$7,951,737

Connecticut Fund	$1,736,605

Florida Fund	$940,969

Massachusetts Fund	$1,279,552

Michigan Fund	$856,104

New Jersey Fund	$3,768,041

New York Fund	$7,499,073

North Carolina Fund	$647,487

Ohio Fund	$1,183,315

Pennsylvania Fund	$1,678,378

CMA Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund. Prior to September 29, 2006, FAM acted as the Tax-Exempt Fund’s administrator and was compensated according to same fee rate as the Administrator.

The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Administrator and to FAM, the Tax-Exempt Fund’s previous administrator, for the past three fiscal years.

For the Fiscal Year Ended March 31,	Paid to the Administrator	Paid to FAM

2008	$25,011,684	N/A

2007	$11,121,554(a)	$10,672,772(b)

2006	N/A	$21,749,642

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.

Transfer Agency Services

The table below sets forth the fees paid by each Fund to Financial Data Services, Inc., an affiliate of the Manager, as the transfer agent for the past three fiscal years.

	For the Year Ended March 31,
	2008	2007	2006

Tax Exempt Fund	$1,552,676	$1,469,838	$1,325,061

Arizona Fund	$18,644	$18,698	$17,307

California Fund	$291,276	$245,330	$219,207

Connecticut Fund	$57,622	$55,284	$44,892

Florida Fund	$39,687	$45,431	15,519(a)

Massachusetts Fund	$60,708	$56,836	$49,610

Michigan Fund	$42,917	$41,925	$40,533

New Jersey Fund	$163,828	$154,130	$127,738

New York Fund	$368,819	$362,617	$260,661

North Carolina Fund	$31,989	$31,523	$29,578

Ohio Fund	$62,103	$60,154	$59,702

Pennsylvania Fund	$86,339	$80,104	$73,081

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Accounting Services

The table below shows the amounts paid by the Master LLC and each State Fund to State Street Bank and Trust Company (“State Street”), the Manager and FAM, the Master LLC’s and each State Fund’s previous manager, for accounting services for the past three fiscal years.

	Paid to State Street			Paid to the Manager			Paid to FAM
	For the Year Ended March 31,			For the Year Ended March 31			For the Year Ended March 31,
	2008	2007	2006	2008	2007(a)	2006	2008	2007(b)	2006

Master LLC(c)	$743,696	$677,942	$1,002,558	$206,968	$87,732	N/A	N/A	$102,429	$220,752

Arizona Fund	$41,302	$54,368	$50,538	$3,412	$1,638	N/A	N/A	$1,882	$4,193

California Fund	$288,086	$325,897	$304,003	$66,165	$24,258	N/A	N/A	$27,938	$55,121

Connecticut Fund	$102,854	$102,610	$99,292	$11,090	$4,854	N/A	N/A	$5,666	$11,984

Florida Fund	$58,215	$84,235	$30,850(d)	$5,441	$3,444	N/A	N/A	$8,610	$347(d)

Massachusetts Fund	$75,447	$86,084	$72,898	$7,979	$3,624	N/A	N/A	$4,359	$7,562

Michigan Fund	$56,399	$69,332	$66,205	$5,347	$2,442	N/A	N/A	$3,143	$6,704

New Jersey Fund	$210,059	$184,403	$167,975	$27,183	$10,908	N/A	N/A	$12,576	$23,204

New York Fund	$301,779	$285,772	$298,742	$57,452	$24,048	N/A	N/A	$27,766	$52,399

North Carolina Fund	$44,038	$59,650	$52,280	$3,839	$1,938	N/A	N/A	$2,302	$4,347

Ohio Fund	$72,724	$76,552	$76,705	$7,431	$3,042	N/A	N/A	$3,913	$7,589

Pennsylvania Fund	$98,169	$96,230	$96,371	$10,721	$4,422	N/A	N/A	$4,981	$10,818

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For providing services to the Master LLC and the Tax-Exempt Fund.
(d)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

V.	Distribution Related Expenses

Each Fund has adopted an Amended and Restated Unified Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the

“Distributor”) that are covered by the Management Agreements (see “Management of the Funds-Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid to the Distributor pursuant to the Distribution Plan for the fiscal year ended March 31, 2008. All of such amounts were allocated to the Distributor’s personnel and to related administrative costs.

Amount Paid

Tax-Exempt Fund	$12,430,938

Arizona Fund	$239,930

California Fund	$4,108,427

Connecticut Fund	$753,926

Florida Fund	$360,635

Massachusetts Fund	$540,064

Michigan Fund	$350,829

New Jersey Fund	$1,815,088

New York Fund	$3,900,498

North Carolina Fund	$274,121

Ohio Fund	$497,291

Pennsylvania Fund	$691,572

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of the fiscal year ended March 31, 2008.

Fund	Seven-Day Period Ended March 31, 2008 (Excluding gains and losses)

Tax-Exempt Fund	1.73%

Arizona Fund	1.91%

California Fund	1.79%

Connecticut Fund	1.35%

Florida Fund	1.68%

Massachusetts Fund	1.43%

Michigan Fund	1.59%

New Jersey Fund	1.48%

New York Fund	1.62%

North Carolina Fund	1.63%

Ohio Fund	1.81%

Pennsylvania Fund	1.64%

VII.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2008 is set forth below:

Tax-Exempt Fund

As of March 31, 2008

Net Assets	$11,003,604,717

Number of Shares Outstanding	11,004,026,744

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Arizona Fund

As of March 31, 2008

Net Assets	$204,514,830

Number of Shares Outstanding	204,583,201

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

California Fund

As of March 31, 2008

Net Assets	$3,931,449,773

Number of Shares Outstanding	3,930,991,119

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Connecticut Fund

As of March 31, 2008

Net Assets	$676,347,369

Number of Shares Outstanding	676,307,448

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Florida Fund

As of March 31, 2008

Net Assets	$372,843,862

Number of Shares Outstanding	372,857,678

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Massachusetts Fund

As of March 31, 2008

Net Assets	$466,810,287

Number of Shares Outstanding	466,810,385

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Michigan Fund

As of March 31,2008

Net Assets	$321,211,894

Number of Shares Outstanding	321,346,045

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New Jersey Fund

As of March 31, 2008

Net Assets	$1,771,688,895

Number of Shares Outstanding	1,771,488,243

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New York Fund

As of March 31, 2008

Net Assets	$3,644,842,950

Number of Shares Outstanding	3,645,177,842

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

North Carolina Fund

As of March 31, 2008

Net Assets	$276,676,875

Number of Shares Outstanding	276,693,446

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Ohio Fund

As of March 31, 2008

Net Assets	$480,922,187

Number of Shares Outstanding	480,876,937

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Pennsylvania Fund

As of March 31, 2008

Net Assets	$667,351,611

Number of Shares Outstanding	667,537,567

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

Set forth below are the number of principal transactions the Master LLC and each State Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the past three fiscal years.

	For the Year Ended March 31,
	2008		2007		2006
	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)

Tax-Exempt LLC	7	$150.0	9	$299.4	15	$391.8

Arizona Fund	0	$0.0	0	$0.0	0	$0.0

California Fund	7	$123.0	3	$68.4	16	$223.8

Connecticut Fund	0	$0.0	0	$0.0	2	$28.5

Florida Fund	0	$0.0	2	$30.0	0(b)	$0.0(b)

Massachusetts Fund	1	$9.0	1	$2.9	0	$0.0

Michigan Fund	6	$42.6	3	$16.1	0	$0.0

New Jersey Fund	1	$5.4	0	$0.0	1	$10.0

New York Fund	0	$0.0	0	$0.0	0	$0.0

North Carolina Fund	0	$0.0	0	$0.0	4	$5.2

Ohio Fund	0	$0.0	3	$16.2	0	$0.0

Pennsylvania Fund	0	$0.0	0	$0.0	0	$0.0

(a)	In millions.
(b)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

The value of the Master LLC’s and each State Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2008 are as follows:

Fund Name	Regular Broker-Dealer	Debt (D) /Equity (E)	Aggregate Holdings (000’s)

Master LLC	Morgan Keegan Municipal Products, Inc. Lehman Municipal Trust Receipts	D D	$158,200 $109,090

California Fund	Morgan Stanley & Co. Inc. Lehman Municipal Trust Receipts UBS Municipal CRVS Trust	D D D	$31,144 $22,650 $11,600

Florida Fund	Lehman Municipal Trust Receipts	D	$2,155

Massachusetts Fund	Lehman Municipal Trust Receipts	D	$22,930

Michigan Fund	UBS Municipal CRVS Trust	D	$5,665

New Jersey Fund	Lehman Municipal Trust Receipts	D	$24,000

New York Fund	Lehman Municipal Trust Receipts UBS Municipal CRVS Trust	D D	$22,220 $1,800

Pennsylvania Fund	UBS Municipal CRVS Trust	D	$4,200

IX.	Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Master LLC and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Master LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Master LLC. The Master LLC accepts investments from other feeder funds, and all of the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Master LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.

Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Master LLC, the Tax-Exempt Fund will hold a meeting of the Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC. The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Principal Shareholders

To the knowledge of the Tax-Exempt Fund and the State Funds, the following entities owned beneficially or of record 5% or more of the Tax-Exempt Fund’s shares and the State Funds’ shares as of July 1, 2008:

Name	Address	Percent

CMA Tax-Exempt Fund
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Arizona
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA California
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Connecticut
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Florida
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Massachusetts
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Michigan
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA New Jersey
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA New York
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA North Carolina
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Ohio
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

CMA Pennsylvania
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor Jacksonville, FL 32246-6484	100%

*	Record but not beneficial holders of the shares.

X.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona personal income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona personal income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Thus, Florida residents will not receive any state tax benefits from investing in the Florida Fund.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is properly identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation

(collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from a Fund will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax, or the Michigan Business Tax (MBT) on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. However, the MBT does not provide for an exclusion of the interest from “gross receipts” for purposes of the Modified Gross Receipts component of MBT, and consequently, certain taxpayers will need to take into account the interest as part of their “gross receipts” tax liability under the MBT. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax, or the MBT.

On July 12, 2007, the MBT became law, effective beginning January 1, 2008. The MBT has two weighted components: one equal to 0.8% of adjusted gross receipts and the second equal to 4.95% of business income. Interest on Michigan State Municipal Securities is exempt from MBT taxation.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 4.0 percent rate for 2003. The scheduled reduction to 3.9 percent was delayed and became effective July 1, 2004 and was increased to 4.35% effective October 1, 2007. The single business tax was repealed for tax years beginning after December 31, 2007.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require the New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexed related thereto to the extent such instruments are authorized by section 851(b) of the Federal Internal Revenue Code are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from

New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, will pay a minimum tax based on the New Jersey gross receipts. The New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will not be exempt from New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that the Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for federal income tax purposes. To the extent that the Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State Municipal Securities are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

XI.	Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2008 Annual Report. Each State Fund’s audited financial statements, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2008 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-441-7762 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA® Arizona Municipal Money Fund (“CMA Arizona”), CMA® California Municipal Money Fund (“CMA California”), CMA® Connecticut Municipal Money Fund (“CMA Connecticut”), CMA® Florida Municipal Money Fund (“CMA Florida”), CMA® Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA® Michigan Municipal Money Fund (“CMA Michigan”), CMA® New Jersey Municipal Money Fund (“CMA New Jersey”), CMA® New York Municipal Money Fund (“CMA New York”), CMA® North Carolina Municipal Money Fund (“CMA North Carolina”), CMA® Ohio Municipal Money Fund (“CMA Ohio”), and CMA® Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA® Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA® Government Securities Fund (“CMA Government Securities”); CMA® Money Fund (“CMA Money”); CMA® Tax-Exempt Fund (“CMA Tax-Exempt”); CMA® Treasury Fund (“CMA Treasury”); WCMA® Government Securities Fund (“WCMA Government Securities”); WCMA® Money Fund (“WCMA Money”); WCMA® Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA® Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933 is referred to herein as the “Securities Act”. The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as all of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona	CMA California	CMA Connecticut	CMA Florida	CMA Massachusetts	CMA Michigan	CMA New Jersey	CMA New York	CMA North Carolina	CMA Ohio	CMA Pennsylvania	CMA Government Securities
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments
Commercial Paper and Other Short Term Obligations
Foreign Bank Money Instruments
Foreign Short Term Debt Instruments
Forward Commitments												X
Municipal Investments	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Derivative Products	X	X	X	X	X	X	X	X	X	X	X

Municipal Notes	X	X	X	X	X	X	X	X	X	X	X

Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X

Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Short Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities—Quality Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities—Other Factors	X	X	X	X	X	X	X	X	X	X	X
Single State Risk	X	X	X	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts												X
Reverse Repurchase Agreements
Securities Lending
When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money	CMA Tax- Exempt	CMA Treasury	WCMA Government Securities	WCMA Money	WCMA Tax- Exempt	WCMA Treasury	Ready Assets Trust	Retirement Reserves Money Fund	U.S.A. Government Reserves	U.S. Treasury Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments	X				X			X	X
Commercial Paper and Other Short Term Obligations	X				X			X	X
Foreign Bank Money Instruments	X				X			X	X
Foreign Short Term Debt Instruments	X				X			X	X
Forward Commitments	X		X	X	X		X	X	X	X	X
Municipal Investments		X				X

Municipal Securities		X				X

Municipal Securities—Derivative Products		X				X

Municipal Notes		X				X

Municipal Commercial Paper		X				X

Municipal Lease Obligations		X				X

Municipal Securities—Short Term Maturity Standards		X				X
Municipal Securities—Quality Standards		X				X
Municipal Securities—Other Factors		X				X
Single State Risk
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X				X
Purchase of Securities with Fixed Price “Puts”		X				X
Taxable Money Market Securities
Repurchase Agreements
Repurchase Agreements and Purchase and Sale Contracts	X			X	X			X	X	X
Reverse Repurchase Agreements	X				X			X	X
Securities Lending	X				X			X	X
When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X			X	X

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities—as defined in the Rule—that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue

Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes—Taxes.”

Municipal Securities—Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) that Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities—Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities—Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities—Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest, which may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership and “—Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc. or BlackRock Distributors, Inc., or in the case of the CMA Funds and WCMA Funds, Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Distributor”, and collectively the “Distributors”), as applicable, charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributors pay certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, ML & Co., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, Inc., The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock Inc.’s voting securities or their power to exercise a controlling influence over BlackRock, Inc.’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account with less than $1 million in assets and $6.00 per account for each account with greater than $1 million in assets thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will generally be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the applicable Distributors in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributors. The Distribution Agreements obligate each Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, each Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Board of Trustees of each Fund has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings – including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing broker-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements – Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information – whether or not publicly disclosed – may be disclosed to Fund Trustees, the independent Trustees’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager and its affiliates have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider – State Street Bank and Trust Company

Fund Custodian

Independent rating agencies – Morningstar, Inc. and Lipper Inc.

Information aggregators – Wall Street on Demand, Thomson Financial, eVestment Alliance and Informa

PSN Investment Solutions

Sponsors of 401(k) plans that include BlackRock-advised funds – E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds – Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer;

Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

Portfolio Compliance Consultants – i-Flex Solutions, Inc.

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Manager and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Manager and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Manager may select brokers (including, without limitation, Affiliates of the Manager) that furnish the Manager, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Manager’s view, appropriate assistance to the Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the Manager uses soft dollars, it will not have to pay for those products and services itself. The Manager may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Manager receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Manager.

The Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Manager believes are useful in their investment decision-making process. The Manager may from time to time choose not to engage in the above described arrangements to varying degrees.

The Manager may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by the Manager even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by the Manager. This would have the effect of reducing the access fees paid by the Manager. The Manager will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC, Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors, there may be instances where the Fund’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds.

For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Manager. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Manager, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Funds or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares – Other Compensation to Selling Dealers” in this Statement of Additional Information.

The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly managed fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the

operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Manager by the Commission. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Manager on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Manager on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Manager, in its sole discretion, deems it appropriate.

A Fund’s custody arrangements could give rise to a potential conflict of interest with the Manager where the Manager has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Fund’s expenses. This is because a Fund’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Fund’s leaving cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Manager would be required to make to the Fund. This could be viewed as having the potential to provide the Manager with an incentive to keep high positive cash balances for Funds with expense caps in order to offset custody fees that the Manager might otherwise reimburse. However, the Manager’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Fund performance.

Present and future activities of BlackRock and its Affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributors.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributors.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA®”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA®”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributors, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing shares in any BlackRock-advised fund, including the Funds, may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of shares must be called to the attention of the Transfer Agent, financial adviser or other financial intermediary by the investor at the time of the current purchase.

Letter of Intent. An investor may qualify for a reduced sales charge for purchases of BlackRock-advised funds immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in shares of BlackRock-advised funds, including the Funds, which, if made at one time, would qualify for a reduced sales charge. The 13-month period begins on the day the Transfer Agent receives the Letter of Intent. The investor must instruct the Transfer Agent upon making subsequent purchases that such purchases are subject to a Letter of Intent.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with a Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Reserves will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of The CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Market Account for CMA is The Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose The CMA Tax-Exempt or CMA State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co., FSB (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institutions. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Adviser at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account® . Merrill Lynch offers the Working Capital Management Account® (“WCMA®”) financial service (“WCMA service”) for corporations and other businesses, which provides participants a securities account plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay a Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through such Distributor. Retirement Reserves pays each Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through such Distributor. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the applicable Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributors for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributors then determine, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributors. The fee paid by Retirement Reserves compensates the Distributors for the expenses associated with marketing activities and services related to

Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the applicable Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributors. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributors under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributors, the Distributors are required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributors under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay FAM Distributors, Inc. (“FAMD”), BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time FAMD, BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit FAMD, BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, FAMD, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by FAMD, BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from FAMD’s, BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Merrill Lynch and/or broker-dealers under common control such organization.

In lieu of payments pursuant to the foregoing, FAMD, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, FAMD, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, FAMD, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of a Fund attributable to shares held by customers of such entities. These assets are predominantly in the share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of shares of each Fund. Such services will be provided to Customers who are the beneficial owners of such shares and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its transfer agent, a Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, FAMD, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund as described in accordance with one of the procedures set forth below.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank)

has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at 1-800-441-7762. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 1-800-441-7762. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the CMA Funds and the WCMA Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor Account SM (BIASM ) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290.

Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain of the CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 1-800-441-7762. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-441-7762.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributors. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributors. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund, however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed  1/2 of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Boards.

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the CMA Funds and the WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59  1 /2 unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59  1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59  1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as “interest-related dividends” or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting ESAs are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as “interest-related dividends” or “short-term” capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short-term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2008.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds and WCMA Tax Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax Exempt and each CMA Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax Exempt or a CMA Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

CMA State Funds – State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the CMA State Funds invest, please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Master – Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures are attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be.

Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration establishing each Fund, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

Description of Debt Ratings

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 or A-1+ the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 or F-1+ to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfactory capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance determined by established cash flow for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Appendix B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Current data for the State indicates a contracting economy, which is projected to continue into 2009. However, statewide population continues to grow with a 3.5% increase estimated in 2008. Arizona personal income grew approximately 6.6% in 2007, with projected gains of 3.2% in 2008 and 3.1% in 2009.

Over the past several years, the State’s economy has grown faster than most other regions of the country. For example, in 2006 Arizona ranked third among all states with a 6.8% growth in its Gross Domestic Product (“GDP”), behind only Idaho and Wyoming. In 2005, Arizona tied for third with North Dakota with GDP growth at 6.6%, only behind Nevada and Florida. However, national economic conditions changed significantly during 2007. As a result, GDP increases, if any, are expected to be more modest during 2008 and 2009. Furthermore, Arizona may possibly already be in a recession that began in the third or fourth quarter of 2007, primarily due to a decrease in residential homebuilding and sales.

Arizona has experienced healthy employment growth in recent years. However, the rate of job creation decreased in 2007. Average annual State employment growth in 2007 was 1.2%, compared to average annual growth of 5% in 2006 and growth exceeding 6% in 2005. Non-farm employment is projected to decrease .6% in 2008. Unemployment in Arizona was 4.1% as of December 2006, 4.7% as of December 2007 and 3.9% as of April 2008.

While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past three decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, biotechnology, government and various service industries. The services industry, including government, employs approximately 2,279,600 individuals as of April 2008, and comprises the State’s largest economic sector. Arizona’s recent population growth created a surge in construction jobs. Employment in the construction sector was approximately 200,200 jobs in April 2008, comprising approximately 6.8% of the State’s employment, but indicating a 26.1% decline from construction sector employment in April 2007.

Manufacturing, another important sector in Arizona’s economy, has recently faced a slight decline in employment growth. As of April 2008, approximately 178,800 manufacturing jobs existed, a decline from 182,100 manufacturing jobs in April 2007.

According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; the Arizona Department of Economic Security estimated the State’s population at 6.5 million as of July 1, 2007. Arizona is the second fastest growing state in the nation, with a projected population of 10.3 million by 2030. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and an estimated population of 3.9 million as of July 1, 2007, a 27.2% increase from 2000, making Maricopa County the fourth most populous county in the United States.

Following a few years of rapid appreciation of residential home values, Arizona has recently faced a downturn in the housing market. A decrease in homebuilding results in job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others. Although the commercial real estate industry exhibited approximately 26% growth in new construction from 2005 to 2006, new commercial construction in the first quarter of 2008 is lower than the first quarter of 2007.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize gains in personal income. The State’s per capita personal income generally varies between 10% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, the State’s per capita income grew by 4.7% in 2006 and 4.1% in 2007. The gains in per capita personal income during this period led to growth in retail sales. Retail sales increased 13.3% in 2005, and 8.4% in 2006. However, growth in retail sales increased only 3.8% in 2007, and 2008 growth is projected at 1.0%.

Like many other state governments, Arizona faced budget deficits in fiscal years 2002, 2003 and 2004. However, in 2005, 2006 and 2007, the State achieved budget surpluses of $639 million, $1,046 million and $378 million, respectively, due to the strong Arizona economy. Subsequent changes in economic conditions have resulted in a projected 2008 budget shortfall of approximately $1.2 billion. This projected shortfall was revised in February 2008, and increased from an initial projected shortfall of approximately $700 million. The projected 2009 budget shows a shortfall of $1.3 billion. The revenue forecast for the fiscal year 2009 General Fund is $9.98 billion, which includes certain one-time revenues. An increase of 1.9% in permanent base revenues over fiscal year 2008 is predicted for fiscal year 2009. Urban revenue sharing in fiscal year 2009 is projected to total $727.7 million. Personal income tax in Arizona was reduced by 5%, in 2006 and an additional 5% in 2007. Proposed General Fund baseline spending for fiscal year 2009 is $9.90 billion. The projected 2009 budget shortfall will be balanced by reducing agency expenditures, drawing funds from the Budget Stabilization Fund, decreasing new school construction, debt financing school construction, and rolling over K-12 education expenditures into future years.

The State’s constitution requires a two-thirds majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State’s reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in times of slow economic growth. In 1990, the State created a Budget Stabilization Fund in response to this constraint, but that Fund had been depleted as the State entered Fiscal Year 2005. Deposits in fiscal year 2007 brought the fund to $674 million, which is the statutorily capped level of 7% of General Fund revenues. In fiscal year 2008, the 7% cap decreased to $656 million, which will be reached through a combination of the $674 million beginning balance, $27 million in interest earnings and a $44 million transfer to the General Fund in order to stay within the 7% cap. In fiscal year 2009, the 7% cap increases to $660 million. However, the State Legislature has authorized the use of moneys in the Budget Stabilization Fund to balance the 2009 budget in the event of a fiscal year 2008 shortfall that is greater than projected.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities among the State’s public schools. The State Legislature, in 1998, adopted legislation that established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State approved a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not affect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for 60% of the State’s population. Within its borders lie the City of Phoenix, the State’s largest city and the fifth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Transportation facilities, including Phoenix Sky Harbor International Airport, the fifth busiest airport in the world, pools of available labor, the presence of several educational institutions (including Arizona State University), a variety of support industries and a warm climate have helped make Maricopa County a business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. However, Metropolitan Phoenix is expected to see modest employment contraction in 2008.

Several large, publicly traded companies, such as Freeport-McMoRan, Swift Transportation Co., Viad Corp., U.S. Airways and Petsmart, have their national headquarters in Maricopa County. Others, such as Motorola, Intel, Quest, American Express, Wells Fargo and Honeywell conduct major operations there. In May 2002, the Translational Genomics Research Institute (formally the International Genomics Consortium) selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Phoenix Mercury (WNBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Today, major industries include aerospace, bioindustry, environmental and information technology, optics, plastics and advanced composite materials, software and teleservices. These industries and the Pima County economy in general are supported by the presence of several educational institutions, including the University of Arizona (Tucson). Raytheon Missile Systems Co., and several large mining companies, including BHP Copper and Freeport-McMoRan, anchor the non-public sector of the Tucson economy. In addition, Davis-Monthan Air Force Base is a major employer in the City of Tucson. The military and civilian personnel employees at the base constituted an annual payroll of over $428.6 million in 2007. Furthermore, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County experienced non-farm job growth of 2.1% in 2007, but non-farm job growth is predicted to decrease 0.7%, in 2008.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.

California’s July 1, 2007 population of approximately 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population with over 18.0 million residents and the 11-county San Francisco Bay Area represented 21 percent of the State’s population with a population of nearly 8.0 million.

California’s economy slipped into a recession in early 2001, losing 362,000 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 934,000 jobs gained between July 2003 and December 2007. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 13,800 in 2006 to 3,400 in 2007. In the first five months of 2008, the State lost 5,600 jobs per month on average. The State Department of Finance forecasts that nonfarm payroll employment will decline by 0.2 percent in 2008 and then grow by 0.6 percent in 2009 and 1.4 percent in 2010. The State’s unemployment rate increased by 0.6 percent in May 2008 to 6.8 percent from 6.2 percent in April 2008 — the largest month-to-month increase in over 32 years. In May 2007, the unemployment rate was 5.3 percent. The national unemployment rate in 2007 was 4.5 percent in May 2007.

California personal income grew by 5.9 percent in 2007, as compared to 6.5 percent in 2006. The housing slump, higher energy prices and lower vehicle sales slowed taxable growth to a greater extent than personal income growth. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007, likely playing a role in the slowdown in taxable sales growth.

California home building and residential real estate markets continued to slow in 2007 and the first four months of 2008. Single-family residential permits were down 37 percent in 2007 and existing single-family home sales were off 26 percent. In the four months of 2008, single-family permits were down 60 percent from a year ago, and existing single-family detached home sales were down 21 percent.

Prior Fiscal Years’ Budgets

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. The State ended the 2000-01 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing and external borrowing. The

State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in the spring of 2004.

The fiscal year 2004-05 Budget Act (the “2004 Budget Act”) was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by then Governor Schwarzenegger on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts, cost avoidance, fund shifts loans or borrowing, and transfers and other revenue, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04. As of the release of the 2006-07 Governor’s Budget, the State ended fiscal year 2004-05 with a reserve of $9.1 billion.

The fiscal year 2005-06 Budget Act (the “2005 Budget Act”) was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by Governor Schwarzenegger on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations). The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 were funded by using a part of the $7.5 billion fund balance at June 30, 2005. Under the 2005 Budget Act, the June 30, 2006 reserve was projected to be $1.302 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The fiscal year 2006-07 Budget Act (the “2006 Budget Act”) was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). Under the 2006 Budget Act, General Fund revenues were projected to increase 1.2 percent from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

Current State Budget

2007 Budget Act. The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that may of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion. The 2007 Budget Act contains the following major General Fund components:

1. Maximizing the Value of the State’s Student Loan Guarantee Function — The 2007 Budget Act assumes the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor’s Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

2. Repayments and prepayments of prior obligations — The 2007 Budget Act includes $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the Budget Stabilization Account, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the Economic Recovery Bonds to $6.8 billion in four years since the bonds were issued.

3. Budget Stabilization Account — The 2007 Budget Act fully funds the transfer of $2.045 billion to the Budget Stabilization Account, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds.

4. Proposition 98 — The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

5. K-12 Education — The 2007 Budget Act includes $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

6. Higher Education — The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

7. Health and Human Services — The 2007 Budget Act includes $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

8. Transportation Funding — The 2007 Budget Act includes $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition lA was passed in November 2006 and provided for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the State have both appealed the trail court’s ruling.

9. Lease of State Lottery — In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery — which currently operates below the national average in per capita receipts — the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision.

10. Revenue Actions — The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Budget Risks and Structural Deficit. For fiscal year 2007-08, the State faced a number of issues and risks that may impact the General Fund, and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act:

1. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income)

of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales an corporation taxes.

2. Payment from budget reserves of $500 million which as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post judgment interest. The State ultimately expects to pay about $228 million in interest, in four installments, beginning in 2009-10.

3. Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support assumptions in the 2007 Budget Act about property tax growth.

4. Potential impact on the General Fund reserve from lawsuit challenging use of funds in the Public Transportation Account. See “Transportation Funding” above. The Administration believes subsequent legislative action in the fiscal emergency special session has addressed the Superior Court’s objections to the original 2007 Budget Act actions. However, the case may still be appealed.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through a nonprofit entity, EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings.

Complete text of the 2007 Budget Act may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

Proposed Fiscal Year 2008-09 Budget (as updated by the 2008-09 May Revision)

The 2008-09 May Revision, released on May 14, 2008, projects to end fiscal year 2008-09 with a $2.0 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $103.0 billion, an increase of $1.8 billion or 1.8 percent compared with revised estimates for fiscal year 2007-08. The 2008-09 May Revision, among other assumptions, reflects $5.1 billion in revenues that will be transferred from the proposed Revenue Stabilization Fund, as discussed in the first two paragraphs below. General Fund expenditures for fiscal year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion, or 1.6 percent, compared with the revised estimates for 2007-08.

The 2008-09 May Revision has the following major General Fund components:

1. Budget Reform — In January, the 2008-09 Governor’s Budget proposed to establish the Budget Stabilization Act to address the problem of volatile revenues and over-spending in the state budget process, and the creation of the Revenue Stabilization Fund (“RSF”) where revenues above a reasonable, long-term average rate of growth will be deposited. The 2008-09 May Revision proposes to capitalize the RSF in 2008-09 and thus provide $5.1 billion to the General Fund. The 2008-09 May Revision also proposes a fail-safe mechanism to ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09 in the event that the proposed securitization of future revenues from the State Lottery cannot be implemented on a timely basis, as discussed in the next paragraph. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent ($.01) sales tax increase will be triggered. The triggered increase would remain in effect until the RSF has reached the targeted fund balance of 15% of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

2. Modernization of the California Lottery — The 2008-09 May Revision proposes to maximize the return on the State’s lottery by providing operational flexibility similar to lotteries in most other states. The May Revision is proposing to securitize future revenues resulting from the improved performance of the lottery to fund the RSF. The Administration anticipates $5.1 billion in bond revenues for the State budget in 2008-09 alone.

3. Budget Balancing Reductions — The 2008-09 May Revision continues to propose budget-balancing reductions of $8.0 billion in 2008-09 to close the remaining $17.2 billion budget gap. The proposal for 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

4. Cash Flow Management — The 2008-09 Governor’s Budget reported that deterioration of the budget reserve in the current year resulted in a projected cash shortage in July and August, 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These included selling $3.313 billion of ERBs, which occurred on February 14, 2008, to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year. The 2008-09 May Revision proposes to improve the State’s cash management to smooth out General Fund disbursements throughout the fiscal year to better align receipts and disbursements. The proposal will reduce the State’s reliance on external cash flow borrowing. There is potential that the State will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from 2007-08 into 2008-09.

5. Proposition 98 — The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion, of which $41.4 billion would be from the General Fund. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 98 Minimum Guarantee.

6. K-12 Education — The 2008-09 May Revision projects total revenues for K-12 education programs to be $71 billion ($41.7 billion General Fund and $29.3 billion other funds) in 2008-09. This reflects an increase of $1.5 billion ($1.7 billion General Fund) over the 2008-09 Governor’s Budget. Total per-pupil expenditures are projected to be $12,000 in 2008-09, including funds provided for prior year settle-up obligations.

7. Higher Education — The 2008-09 May Revision reflects a total funding of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $565.6 million (including $14.2 million General Fund and Proposition 98 sources) above the revised 2007-08 level.

8. Health and Human Services — The 2008-09 May Revision includes $29.8 billion General Fund for Health and Human Services Programs, which is an increase of $74 million from the revised 2007-08 estimate. Total funding from all State funds for Health and Human Services programs is $38.1 billion. The major General Fund workload adjustments include the following: (a) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes, (b) an increase of $169.8 million for required managed care rate adjustments, and (c) and increase of $22.4 million for statutorily required cost-of-living adjustments for Skilled Nursing Facilities. The 2008-09 May Revision proposes expenditure reductions due to policy adjustments, including (a) $266.3 related to reforms in the In-Home Supportive Services program; (b) $111.2 million by eliminating the Cash Assistance for Immigrants Program; (c) $108.8 million by not passing through the federal Supplemental Security Income cost-of-living adjustment, (d) $73.2 million related to implementation of stricter Medi-Cal eligibility and income level requirements, and (e) $86.7 million for limitation of Medi-Cal benefits for certain eligibility groups.

9. Transportation Funding — The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November, 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 May Revision repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account. Proposition lB was also passed in November, 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008-09 May Revision proposes to appropriate $4.4 billion in Proposition lB funding. The 2008-09 May Revision also proposes $828 million in General Fund relief from sales tax revenues, including revenues from the “spillover.” Of this amount, $593 million will be redirected from local transit grants through the State Transit Assistance program to fund Home-to-School Transportation out of the Public Transportation Account instead of the General Fund. Additionally, the remaining $235 million will be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

10. Budget Stabilization Account — Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the Budget Stabilization Account (“BSA”) for rainy day purposes. Given the remaining $17.2 billion budget deficit, the 2008-09 May Revision continues to propose to suspend this transfer to the BSA for the 2008-09 fiscal year. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer for 2008-09.

LAO Assessment. The Legislative Analyst’s Office (the “LAO”) has released several reports which include their estimates and assessments of State budget acts and associated fiscal and economic projections. These include a report titled “Overview of the 2008-09 May Revision” dated February 20, 2008. In the report, the LAO makes the following statements in “The State’s Fiscal Picture” section:

“We have examined the implications of the May Revision using our own revenue forecast and our own estimates of the impact of the Governor’s proposals on revenues and expenditures.… Our current- and budget-year economic and revenue forecasts are similar to those of the administration. For both forecasts, economic growth is expected to stay minimal until mid-2009 and begin to strengthen thereafter, with our forecast providing a somewhat faster revenue bounce back. At this point in time, however, there is more uncertainty than normal about the severity and duration of the economic slowdown.

Our revised economic forecast is slightly more pessimistic than that of the administration. As a result, our estimate of revenues totals about $300 million less than the administration’s over the current and budget years combined — a minor difference given the state’s General Fund revenue base of roughly $100 billion. Whereas in past years small differences in a fiscal year’s total revenues often masked large offsetting projections in the major taxes, our forecasts this time are similar to the administration’s for all the major revenue sources.

The administration’s spending projections are generally reasonable. In total, we project that spending under the Governor’s policies would be about $250 million higher in 2007-08 and 2008-09 combined than the administration’s projections. One key factor is our treatment of the administration’s correctional officer pay proposal.… We have counted the entire $521 million cost over two years as expenditures.…[a]lthough the May Revision removes most of this funding from expenditure totals.…

Partially offsetting these higher costs is our assumption of an additional $600 million.… in local property taxes — lowering the state’s Proposition 98 General Fund obligations.…

As a result of these revenue and expenditure projections, if the Legislature were to adopt all of the Governor’s budget proposals and policies and they worked as intended, we project that the state’s year-end 2008-09 reserve would be about $500 million lower than the administration assumes.

The administration describes its sales tax trigger as a fail-safe mechanism in case the lottery proposal is defeated or delayed. Our understanding is that the earliest the Director of Finance could trigger the sales tax is January 1, 2009. Thus, in 2008-09, the sales tax increase could only produce a half-year’s worth of revenues — roughly $3 billion. If triggered, the Governor’s proposed budget would be in deficit as a result of the difference between the assumed lottery securitization ($5 billion) and the half-year sales tax revenue ($3 billion).”

In a portion of the Report assessing the Governor’s proposal for securitizing future receipts from the state Lottery, the LAO stated:

“There are significant risks to education’s lottery funding in the administration’s plan. The administration’s assumed doubling of lottery sales and profits within five to ten years is a very optimistic assumption.… We assess the risk that education would receive less than the planned $1.2 billion deposit in some future years as very high under the Governor’s proposal. [italics in the original] …

We acknowledge that using some one-time proceeds from a lottery securitization may be a reasonable way to help balance the budget, given the severity of the current fiscal problem. Our major concern with the Governor’s plan, however, is that it makes overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits. Therefore, there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration, and this could result in new spending pressures for the General Fund.”

The Report includes alternate budget-balancing proposals from the LAO, including a smaller lottery securitization plan.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656. Information on the website is not incorporated herein by reference.

Fiscal Year 2008-09 Budget Act. As of July 1, 2008, the State Legislature had not adopted the fiscal year 2008-09 Budget Act (the “2008 Budget Act”). Upon the adoption of the 2008 Budget Act by the State Legislature and approval by the Governor, complete text of the 2008 Budget Act may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A+	A1	A+

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in the State are 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities in the State and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by State voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193) fundamentally reformed the nation’s welfare system. The Law included, among other things, provisions to convert Aid to Families with Dependent Children, an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes. The revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”) which embodies the State’s response to the federal welfare system, contains time limits on the receipt of welfare aid and the linkage of eligibility to work participation requirements. Under the CalWORKs program, counties are give flexibility to develop their own plans, consistent with State law to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

The revised CalWORKs caseload projections are 460,119 cases in fiscal year 2007-08 and 386,871 cases in 2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 36 percent.

The 2007 Budget Act includes total CalWORKs-related expenditures of $6.7 billion for fiscal year 2008-09, including TANF and Maintenance of Effort (“MOE”) countable expenditures, of which $2.697 billion is budgeted to be paid from the General Fund. The amount budgeted includes $5.3 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $100 million in county expenditures, $1.3 billion in other programs.

The 2008-09 Governor’s Budget originally included MOE expenditures in excess of the required level. These additional expenditures included $349.2 million for the State Department of Education’s after-school programs and the Student Aid Commission’s CalGrants that were counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. As a result of the federal Final Rule released in February 2008, many of the expenditures that California had counted as excess MOE were disallowed, effectively eliminating the caseload reduction credit gained from those expenditures. The 2008-09 May Revision identifies sufficient excess MOE expenditures, along with the new proposals to increase the State’s work participation rate outlined above, to bring California into compliance with federal work requirements by 2009-10.

In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09. The 2008-09 May Revision proposes to eliminate the COLA and the pay for performance incentive of $40 million in 2008-09 and ongoing.

Current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California will fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) will be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 May Revision continues to reflect an increase of MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period beginning in fiscal year 2009-10.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on counties. For fiscal years 2007-08 and 2008-09, the State’s trial court system will receive approximately $2.7 billion, in each fiscal year, and $499 million in resources from the counties in each fiscal year.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under “Local Governments” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the “Budget Stabilization Account”) be established. The Budget Stabilization Account will be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. This increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of Proposition 98 minimum funding guarantee for K-14 education. The 2008-09 Governor’s Budget reflects a reduction of $59.6 million for Proposition 49 programs, consistent with other reductions proposed for Proposition 98 programs. This will require a ballot initiative to go before the voters to amend the funding level under Proposition 49.

On November 2, 2004, the voters approved Proposition 63, which imposes a one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for 2006-07, and also included $1.415 ($1.215 billion from the General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008-09 May Revision proposed to fully fund the Proposition 42 transfer for 2008-09 at $1.432 billion with another $83 million to repay a portion of past suspensions.

The Fund cannot predict the impact of legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by reference.

APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a compete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2007 population density of 723 persons per square mile, as compared to 85 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1996 to 2006 with the exception of 2002, rising from $32,424 to $50,787. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 11.5% of total non-agricultural employment in Connecticut in 2006; it was 10.4% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 5.3% in 1996 to 2.3% in 2000 but rose to 5.5% for 2003. For 2007, the average unemployment rate in Connecticut fell to 4.6%. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. The State made arguments to the Base Realignment and Closure (“BRAC”) Commission for reconsideration of the proposed closure. In August 2005 the BRAC Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base was not closed in that round of closings.

At the end of the 1990-91 fiscal year, the General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in the 2001-02 and 2002-03 fiscal years of approximately $817.1 million and $96.6 million, respectively. The 2001-02 fiscal year deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The 2002-03 fiscal year deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances have been transferred to the Budget Reserve Fund, bringing the balance in the Budget Reserve Fund to $1,381.7 million. Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to ten percent of General Fund expenditures, must be deposited into the Budget Reserve Fund.

The General Assembly adjourned its legislative session on June 6, 2007 without the adoption of a biennial budget for the 2007-08 and 2008-09 fiscal years. The General Assembly did pass and the

Governor signed into law: (i) bond authorizations in an aggregate principal amount not to exceed $160.0 million for various energy related purposes, projects and programs, (ii) a bond authorization in the aggregate principal amount not exceeding $5.0 million dollars per year to fund the Energy Conservation Loan Fund, and (ii) a special tax obligation bond authorization in an aggregate principal amount not exceeding $54.0 million dollars for capital resurfacing and related reconstruction projects. The General Assembly also passed and the Governor signed into law a bill authorizing the issuance of pension obligation bonds to fund up to $2.0 billion of the unfunded accrued liability in the Teachers’ Retirement Fund. The proposal would also require the State while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund. The General Assembly in a special session passed and the Governor signed into law, various bond acts which resulted in a net increase in general obligation bond authorizations of $1,623.1 million to take effect in the 2007-08 fiscal year and $1,369.9 million to take effect in the 2008-09 fiscal year. There are existing bond authorizations which will take effect during the biennium, including $20 million in each year of the biennium to fund the Housing Trust Fund and $115 million to take effect in fiscal year 2007-08 and $140 million take effect in fiscal year 2008-09 for UCONN 2000 as amended by the bond acts signed into law.

In a June 2007 special session, the General Assembly passed, and the Governor subsequently signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 includes General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-09 includes General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. In a September 2007 special session, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 fiscal year to $0.1 million. The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items including, $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes. The budget is $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.9 million below the expenditure cap in fiscal year 2008-09. However, in accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration has been ratified by a three-fifths vote of each house of the General Assembly.

In accordance with Section 2-36b of the Connecticut General Statutes, in advance of biennial budget preparations the Office of Policy and Management and the Legislative Office of Fiscal Analysis submitted reports to the General Assembly on November 15, 2007 regarding projections of revenues and expenditures for a five year period. The reports projected General Fund deficits for fiscal years ending 2008-09, 2009-10 and 2010-11 fiscal years of up to approximately three percent of the General Fund expenditures for each such fiscal year. Those projections were preliminary and based in part on budget requests from various state departments and agencies prior to preparation of the Governor’s biennial budget proposal for the 2007-2009 biennium. The Office of Policy and Management refined such projections in preparing the Governor’s budget proposal submitted to the General Assembly in February 2008. The Office of Policy and Management in its June 20, 2008 monthly estimates to the Comptroller as of the period ending May 31, 2008, estimated the General Fund to have an operating deficit of $19.7 million for the 2007-08 fiscal year. The Comptroller in a report dated July 1, 2008, estimated the General Fund as of the period ending May 31, 2008 to have an operating deficit of $42.9 million for the 2007-08 fiscal year.

The General Assembly did not make any Midterm Budget Adjustments for the 2008-09 fiscal year in the legislative session which ended May 7, 2008. The State has a balanced budget requirement and an expenditures cap. The Office of Policy and Management in its June 20, 2008 monthly estimates letter to the Comptroller estimated an operating deficit in the General Fund of approximately $150 million for the 2008-09 fiscal year, and indicated that the Governor was working on adjustments to balance the 2008-09 fiscal year budget.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for the 2004-05 and the 2005-06 fiscal years. The Comptroller’s Office has completed the audited legal accounting basis (modified cash) financial statements and audited statements prepared in accordance with generally accepted accounting principles (GAAP) for the State for the 2005-06 fiscal year. There was a delay of the State’s submission to the U.S. Department of Health & Human Services of its Single Audit for the 2006-06 fiscal year pursuant to OMB Circular No. A-133. The State received an extension until May 31, 2007, and the State submitted the Single Audit before that date. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for the 2003-04, the 2004-05 and the 2005-06 fiscal years and, for the 2003-04 and the 2004-05 fiscal years, of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005, February 28, 2006 and February 28, 2007, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for the 2003-04, the 2004-05 and the 2005-06 fiscal years, which had not been audited, but which the State believed to be accurate in all material respects. The State did file the audited financial statements with the NRMSIRs promptly after the audits became available. The State complied with its annual filing requirements for the 2006-07 fiscal year.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of February 1, 2008, the State had authorized direct general obligation bond indebtedness, including pension obligation bonds, totaling approximately $23,908.5 million, of which $21,987.7 million had been approved for issuance by the State Bond Commission and $18,032.5 million had been issued. As of February 1, 2008, net State direct general obligation indebtedness outstanding (including lease financings) was approximately $10,387.0 million. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the unfunded accrued liability in the Teacher’s Retirement Fund and to pay other costs related to the financing, and issued $50 million taxable general obligation refunding bonds. In the legislative session which ended May 7, 2008, the General Assembly passed a bill authorizing an additional $20 million in bonds for school construction projects, bringing the total authorization for bonds which take effect in the 2008-09 fiscal year for such projects to $623 million. In addition, such bill authorizes $3 million in bonds for start-up costs related to the development of new interdistrict magnet school programs. The bill requires the signature of the Governor to become law, which as of May 22, 2008 had not yet occurred.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of February 2, 2008, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,189.1 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2007, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2.8 billion. In the legislative session which ended May 7, 2008, the General Assembly passed a bill authorizing new school construction grant commitments in connection with this program of $531.5 million which take effect in the 2008-09 fiscal year. The bill requires the signature of the Governor to become law, which as of May 22, 2008 had not yet occurred. As of June 30, 2007, the State is obligated under the pre-1997 program for approximately $548.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by both Standard & Poor’s Rating Services (“S&P”) and Fitch Ratings.

The State Employees’ Retirement Fund is the largest system maintained by the State with approximately 52,438 active members, 1,693 inactive (vested) members and 37,420 retired members as of June 30, 2007. With the exception of the 2003-04 fiscal year, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation of November 2006 indicated that, as of June 30, 2006, the State Employees’ Retirement Fund had unfunded accrued liabilities of $7,879.0 million and a funded ratio of 53.2% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $663.9 million for the 2006-07 fiscal year, (ii) $716.9 million for the 2007-08 fiscal year, and (iii) $753.7 million for the 2008-09 fiscal year. The State met its annual contribution requirement for the 2006-07 fiscal year. It is anticipated that the employer contribution requirement for the 2007-08 fiscal year will be fully met from the budgeted State contribution amount and grant reimbursements from Federal and other funds. On October 2, 2007 the State Supreme Court held that the Retirement Commission’s treatment of the State employees’ final pro-rated longevity payments was incorrect, and such payment should be included as additions to “base salary” for purposes retirement income. The court’s ruling will result in a relatively modest additional cost to the State.

The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor or superintendent in the public school systems of the State, with certain exceptions. As of June 30, 2007, there were approximately 62,990 active and former employees with accrued and accruing benefits and approximately 28,042 retired members. With the exception of the 2003-04 and 2004-05 fiscal years, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 29, 2006 indicated that, as of June 30, 2006, the Teachers’ Retirement Fund had unfunded accrued liabilities of $6,922.5 million and a funded ratio of 59.5% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $425.3 million for the 2006-07 fiscal year, (ii) $518.6 million for the 2007-08 fiscal year, and (iii) $539.3 million for the 2008-09 fiscal year. The budgeted State contribution of $412.1 million for the 2006-07 fiscal year is less than the actuarial valuation amount of $425.3 million. To meet the State’s annual contribution requirement for the 2007-08 and 2008-09 fiscal years, $518.6 million and $539.3 million, respectively, have been appropriated. Public Act No. 07-186, which authorized the issuance of pension obligation bonds to fund up to $2 billion of the unfunded accrued liability in the Teacher’s Retirement Fund, also made changes to the funding of cost of living adjustments for pension benefits. One preliminary report estimated that these changes could increase the unfunded actuarial accrued liability by approximately $1.0 billion. This preliminary estimate was based on various assumptions and no assurances can be given that subsequent projections or the next actuarial report will not result in a higher or lower estimate. However, based on this projection, the issuance of the $2 billion pension obligation bonds would result in a net decrease in the unfunded actuarial accrued liability of approximately $1 billion. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the unfunded accrued liability in the Teacher’s Retirement Fund and to pay other costs related to the financing.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For the 2007-2008 fiscal year, $442.9 million was appropriated. Implementation of Governmental Accounting Standards Board (“GASB”) Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions will require the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. In an actuarial report dated March 2007, the actuarial accrued liability for post-retirement health care and life insurance benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, was estimated as of April 1, 2006 to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The amount of the annual required contribution under these various assumptions ranges from $1.0 billion to $1.6 billion for the 2006-07 fiscal year.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover the portion of retiree health insurance costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $22.9 million has been appropriated for such purpose for the 2007-08 fiscal year. No fund has been established for the accumulation of assets with which to pay such benefits in future years; therefore, significant General Fund appropriations will be required for each fiscal year. Implementation of GASB Statement No. 45 will require the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. The State Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2006 of $2.2 billion on an unfunded basis, based upon certain stated assumptions. The actuarial valuation determined a $111.7 million employer contribution requirement for the 2006-07 fiscal year. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2006 would be reduced to $1.3 billion, based upon certain stated assumptions, which would result in a $60.4 million employer contribution requirement for the 2006-07 fiscal year.

On June 21, 2004, Governor John G. Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election. On December 23, 2004, former Governor Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud. There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards.

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs (currently awaiting court approval of a tentative settlement);

(ii) a purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys’ fees, and costs; (iii) a petition to compel arbitration against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vi) litigation involving claims by Indian tribes and alleged Indian tribes to State land or sovereignty over portions of the State’s land area; (vii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to State statute alleging breaches of contract in connection with both a bridge construction project in New Haven and a separate construction project in Bridgeport; and (viii) a purported class-action on behalf of individuals with mental illness in nursing facilities in the State claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs, which the Court dismissed for lack of standing but left open the ability of proper plaintiffs to replead.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, in July 1996 the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In December 2000 the plaintiffs filed a motion seeking to have the Superior Court monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State was required over a four year period to open two new magnet schools in the Hartford area in each year, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the four year period. At the time of the settlement the anticipated cost of compliance over the four year period was $45.0 million, exclusive of school renovation/construction costs. In August 2004 the plaintiffs filed a motion seeking an order that the defendants had materially breached the judicially and legislatively approved settlement. Although the motion remains pending, the parties have recently informed the Court that they are not presently in need of a ruling on the issues raised. In August 2006, the City of Hartford moved to intervene in the case, and in January 2007 the Court granted that motion. In July 2007 the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remains in material non-compliance with the 1996 mandate. In November 2007 the Superior Court began a hearing on the plaintiffs’ motion and in January 2008 completed that hearing. A decision remains pending. In May 2008, a tentative settlement was approved by the General Assembly, and is now awaiting court approval.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors not described herein will affect the State. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent preliminary official statement, dated July 22, 2008 (the “Preliminary Official Statement”), for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Fund has not independently verified this information.

The Florida Economy

Florida ranks as the fourth most populous state, with a population as of April 1, 2006 of approximately 18.349 million. From years 1996 to 2006, the State’s estimated average annual rate of population increase has been approximately 2.5% as compared to an approximately 1% average annual increase for the nation as a whole. During census years 1990-2000, the State’s population increased approximately 23.5% while that of the nation increased approximately 13.1%. The State’s population has grown by 14.8% between 2000 and 2006. No assurance can be given, however, that such growth will continue.

Beginning in fiscal year 1999, the State’s unemployment rate has generally tracked below the national average. In fiscal year 2008, the State’s unemployment rate was 4.2%, while the nation’s unemployment rate for that same period was 4.8%. (The projections set forth in this Appendix were obtained from the Preliminary Official Statement, information provided by the Florida Auditor General’s office regarding its review of local government audit reports submitted to it for the local government fiscal year ending September 30, 2006 and the March 11, 2008 Florida Consensus Revenue Estimating Conference results for the General Revenue Fund (collectively, the “State of Florida Report”)).

Historically, Florida’s total personal income has grown at rates similar to the national average and the other Southeastern states. During calendar years 1997 through 2006, the State’s total nominal personal income grew by 74% and per capita income expanded approximately 46%, while the national total and per capita income increased by approximately 57% and 43%, respectively. Since 1997, Florida’s per capita income has been consistently somewhat below that of the U.S. In calendar year 2006, preliminary estimates showed it was 99.0% ($35,798) of the U.S. average of $36,276. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has an older and proportionally larger retirement age population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers’ compensation and veterans benefits, among other sources of income) are major sources of income.

In November, 2004, Florida voters elected to raise the statewide minimum wage to a level above the federal minimum wage and thereafter indexed to inflation each year. The State’s minimum wage effective January 1, 2008, increased by $0.12 to $6.79 per hour. The State’s minimum wage is reset each January 1 and is currently $0.94 more than the current federal minimum wage of $5.85. The Federal minimum wage increased to $6.55 per hour on July 24, 2008. The Fund can not predict whether the wage increase will have an adverse impact on Florida’s economy.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 84.5 million people visited the State in calendar year 2007, a 0.8% increase over the final 2006 total, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. Visitors to the State’s public parks and recreation areas totaled 19,519,202 for fiscal year 2006-07, a 7.7% increase over the prior fiscal year. In 2007, accommodation and food services contributed 13.1% of the service component of the State’s GDP, and arts, entertainment and recreation contributed 5.8%.

The State’s fiscal year begins July 1 and ends June 30. Hurricanes struck the State during the 2004 and 2005 hurricane seasons and resulted in mass evacuations of coastal areas and the declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties. These and future hurricanes could significantly adversely change the State’s economic outlook. There has been no official analysis of and the Fund cannot predict the impact of possible future hurricanes on the State’s economy, although they are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 20.1% and the number of employed persons increased approximately 20.2%. The services sector of the State’s economy continues to grow. In 2006, services constitute 49.6% of the State’s total non-farm jobs, compared to 43.1% five years earlier. The total number of non-farm jobs increased 11.8% while jobs in services increased 15.1% over the same period.

During the 1990’s, Florida became a leader in high-tech industrial employment, ranking first in the Southeast and fourth in the nation by 2006, with the number of high-tech jobs increasing nearly 36% over that decade. The primary areas of the State’s high-tech employment are communications and engineering services, computer-related services, information services and manufacturing of communications equipment and defense electronics and photonics. High-tech products accounted for approximately one-third of Florida’s export sales in 2006.

An important element of the State’s economic outlook is the construction sector which accounted for approximately 4.7% of the States 2007 GDP. A driving force behind the State’s construction industry is its rapid population growth. The State, like many other parts of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. There has been no official analysis of and the Fund cannot predict the impact of the housing downturn on the State’s economy, although they are likely to adversely impact economic factors in the State discussed in this Appendix. See “Projections” herein. The following table shows housing starts and construction values from 1998 through 2008:

(Remainder of Page Intentionally Left Blank)

Florida Housing Starts and Construction Value: 1998-2008

	Housing Starts (thousands)		Construction Value (millions of current dollars)
			Private Residential
Year	Single Family	Multi-Family	Single Family	Multi-Family
1998	95.1	52.2	$11,439.6	$ 3,572.3
1999	99.1	68.0	12,531.5	4,377.6
2000	97.6	63.1	13,917.8	4,848.6
2001	107.3	60.7	16,182.7	5,318.5
2002	122.4	63.4	19,613.8	5,585.3
2003	146.5	68.7	24,818.0	6,690.5
2004	172.3	80.2	31,581.4	8,927.3
2005	193.1	90.5	38,565.6	11,624.5
2006	132.6	85.8	32,383.7	14,026.3
2007	63.8	54.6	16,513.1	11,008.5
2008[1]	53.9	35.0	11,213.2	5,376.5

1	Forecast for 2008 is from the November 2007 Florida Economic Estimating Conference.

Source:	F.W. Dodge Statistical Service; Office of Economic and Demographic Research, The Florida Legislature, February 2008.

Florida Revenues and Expenditures

General revenue appropriations for fiscal year 2006-07 totaled approximately $26,404.1 million (a decrease of approximately 2.5% from the prior fiscal year), to be funded from general revenue collections. Unlike many other jurisdictions, the State does not levy ad valorem taxes on real property or impose a personal income tax. The sales and use tax is the greatest single source of tax receipts in the State, although not all of these receipts are credited to the General Revenue Fund. For fiscal year 2006-07, receipts from this source were $19,435.2 million, an increase of approximately 0.3% from the prior fiscal year. The Legislature has, from time to time, temporarily waived collection of sales taxes on such items as clothing under certain prices, school supplies, and hurricane supplies.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2006-07 were $1,871.1 million (an increase of approximately 3.1% from the prior fiscal year), although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues increased approximately 8% to $637.5 million for fiscal year 2006-07. The receipts of corporate income tax for fiscal year 2006-07 were $2,443.7 million, an increase of approximately 1.6% over the previous fiscal year. Gross Receipts tax collections for fiscal year 2006-07 totaled $1,067.6 million, an increase of approximately 9.4% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $772.6 million during fiscal year 2006-07, a decrease of approximately 28.8% over the previous fiscal year. The Florida Legislature, effective January 1, 2007, repealed the Florida intangible tax on securities and investments, thereby effectively eliminating the tax on intangible personal property held on or after January 2, 2006. Consequently, Florida residents do not receive any state tax benefits from investing in the Florida Fund. A non-recurring tax continues to be levied on mortgages and other obligations secured by liens on Florida realty, with such proceeds being deposited to the State’s General Revenue Fund.

Another source of the State tax receipts in 2006-07 was the estate tax. The State’s constitution generally limited the tax on resident decedents’ estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State’s estate tax did not increase the estate’s total federal estate tax liability. For fiscal year 2006-07, estate tax receipts were $43.4 million, a decrease of 39.2% from the prior fiscal year. All estate tax receipts were credited to the General Revenue Fund and, in fiscal year 2006-07 represented approximately 0.16% of the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the state death tax credit was reduced annually by 25% from 2002 through 2004, and a total repeal of that credit occurred in 2005. These reductions and elimination of the federal estate tax credit reduced the amount of taxes collected at the State level. As a result of these changes, the estate tax is expected to be eliminated in fiscal year 2007-08. The Fund cannot predict the impact of the elimination of the estate tax on State finances.

Commencing July 1, 2005, lottery revenues are statutorily authorized to be distributed as follows: (1) variable percentages of the gross revenue from the sale of on-line and instant (scratch-off) lottery tickets, as determined by the Department of Education of the State, will be paid as prizes and deposited in the Educational Enhancement Trust Fund in a manner designed to maximize the amount of funds deposited in the Educational Enhancement Trust Fund; (2) the remaining funds will be used for the payment of administrative expenses of the Department of Education of the State, including all costs incurred in the operation and administration of the lottery and all costs resulting from any contracts entered into for the purchase or lease of goods or services required by the lottery, and (3) the unencumbered balance which remains after such payments at the end of the fiscal year will be transferred to the Educational Enhancement Trust Fund. In fiscal years 2006-07 and 2005-06 education received approximately $1,256.4 million and 1,218.5 of these revenues, respectively.

Projections

Projections of General Revenue funds are developed by the Consensus Revenue Estimating Conference for the General Revenue Fund (the “Revenue Estimating Conference”), which is comprised of representatives from the State House of Representatives, the State Senate, the Governor’s Office, the Office of Economic and Demographic Research and the Department as a nonvoting member, primarily as a data source. The Consensus Revenue Estimating Conference meets at least semiannually to review and revise their estimates.

Fiscal Year 2007

The Revenue Estimating Conference met most recently on March 11, 2008. The following information is derived from the Executive Summary of the Revenue Estimating Conference for the General Fund held on March 11, 2008.

Since the General Revenue Estimating Conference held in mid-November (2007), there has been continued tightening of credit market conditions, escalating energy prices, falling employment and further deterioration in the housing market as the nation faces an economic contraction. In response, the Revenue Estimating Conference has reduced the General Revenue outlook by over $2.9 billion for fiscal years 2007-08 and 2008-09, combined. Collections for fiscal year 2007-08 are expected to be $1.0 billion or 3.9% below the estimate from November. For fiscal year 2008-09, expected revenues were reduced by $1.9 billion or about 7.3% from the earlier forecast.

Estimated revenue collections in fiscal year 2007-08 are less than fiscal year 2006-07 receipts by $1.9 billion or 7.3%, adding to the decline over the prior year’s level. The fiscal year 2008-09 forecast has growth of less than 1% above the fiscal year 2007-08 estimate.

The revisions to the forecast are attributable to several factors. First, the previously adopted national economic forecast calls for an economic contraction that is dampening consumer expenditures and business investment, as well as employment and population growth. This situation is exacerbated by further tightening of credit and lending practices amidst increasing inflationary pressures and higher energy costs. These factors are expected to prolong the downturn in the State’s housing market and influence revenue collections in the following ways:

•	Sales Tax collections are weaker as Floridians curtail purchases of major items such as automobiles and expenditures on non-essential items. This retrenchment in consumer spending is believed to be caused by the diminishing wealth effect from housing price appreciation, coupled with flagging consumer confidence. Business and tourist-related purchases have also been sluggish and are expected to remain lower than previous estimates. These adjustments are expected to persist throughout fiscal year 2008-09.

•

Documentary Stamp Tax and Intangibles Tax collections are expected to further decline as the adjustments to tightened credit conditions and stricter lending standards take hold. Home prices are weakening and downward pressure on collections will continue until the housing market stabilizes. Because of recent statutory changes, the General Revenue Fund will experience the bulk of the expected documentary stamp tax losses.

•

Corporate Income Tax collections are expected to further weaken in fiscal year 2008-09 with a projected loss of 4.5%. This weakness is largely due to: (1) lower profits in companies previously benefiting from the real estate market, (2) adjustments to subprime and other credit-related losses, and (3) compressed profit margins caused by the economic downturn and higher energy prices.

While the economic and demographic outlooks have worsened in the short run, growth rates are expected to improve by late fiscal year 2008-09. However, revenue collections are not anticipated to exceed the fiscal year 2005-06 level until fiscal year 2010-11.

Estimates are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

(Remainder of Page Intentionally Left Blank)

In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal years 2004-05 through 2008-09 in tabular form.

State of Florida

	Total General Revenues Fiscal Years 2004-05 though 2008-09 (in millions of dollars)
	2005-06 Actual	2006-07 Actual	2007-08 Estimate	2008-09 Estimate
Sales Tax—GR	$19,377.7	$19,435.2	$18,625.9	$19,092.9
Beverage Tax & Licenses	590.4	637.5	600.9	593.2
Corporate Income Tax	2,405.4	2,443.7	2,326.3	2,222.8
Documentary Stamp Tax(1)	1,248.8	625.5	222.1	88.6
Tobacco Tax	277.6	279.2	269.3	272.1
Insurance Premium Tax	611.7	697.4	711.9	772.3
Pari-Mutuels Tax	16.0	32.0	28.1	24.5
Intangibles Tax(2)	1,085.0	772.6	440.9	402.2
Estate Tax(3)	71.4	43.4	—	—
Interest Earnings	320.8	473.1	445.5	278.9
Driver’s Licenses	74.4	71.5	69.0	67.7
Medical & Hospital Fees	181.0	172.6	168.1	178.9
Auto Title & Lien Fees	34.5	33.1	29.5	29.7
Severance Taxes	22.5	17.4	20.9	19.9
Corporation Filings Fees	191.7	196.2	227.1	237.4
Service Charges	532.4	440.5	364.1	354.2
Other Taxes, Licenses & Fees	358.0	400.2	385.4	378.6
Less: Refunds	(317.3)	(366.9)	(466.5)	(435.9)
Net General Revenue(4)	$27,082.2	$26,404.1	$24,468.5	$24,578.4

1.	The 2005 Legislature enacted growth management legislation which redirects to trust funds $750 million of Documentary Stamp Tax Collections which otherwise would have gone into the General Revenue Fund. The decreases in fiscal years 2006-07 and 2007-08 reflect actual and projected weakening in the real estate market and a softening economy on State revenues.
2.	Declines in fiscal year 2006-07 and 2007-08 reflect repeal of the annual recurring tax.
3.	Decreases are the result of federal estate tax law changes.
4.	May not add due rounding.

Source:	Office of Economic and Demographic Research, March 11, 2008 Consensus Estimating Conference Results.

Income Tax

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

Property Tax and Reforms

Exemptions from ad valorem property taxation include the first $25,000 of assessed value for a permanent residence (and effective January 1, 2008, an additional exemption as described in the following paragraph); property owned by certain permanently and totally disabled persons; renewable energy source improvements; inventory; property used by not-for-profit hospitals, nursing homes, homes for special services and property used by homes for the aged; educational-use property; property owned and used by labor organizations for educational purposes; community centers; governmental property; property owned by not-for-profit water and sewer companies; the first $500 of property of every widow or widower, blind person or disabled person, and property held by a port authority and any leasehold interest in such property to the to the same extent that county property is immune from taxation. Property valuations for homestead property are also currently subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less, which is commonly referred to as the “Save Our Homes Limitation.” If the property loses its homestead status, it is re-valued at full just value on the next tax roll.

On October 29, 2007, the Florida Legislature adopted a tax reform package that includes Senate Joint Resolution 2D, Senate Bill 4D (an implementing bill) and Senate Bill 6D, a special election bill. The Joint Resolution 2D required approval by Florida voters, which occurred on January 29, 2008. Such approval enacted the following ad valorem tax reforms: (1) an exemption of an additional $25,000 of the assessed value of homestead property (to be applied on the assessed value between $50,000 and $75,000); provided however, this reform does not apply to school taxes; (2) a cap of 10 percent on yearly assessment increases on non-homestead residential and commercial property; provided however, this reform does not apply to school taxes; (3) portability of the three percent cap on homestead residential property, up to $500,000, when relocating to a new home in the State; and (4) a $25,000 exemption from the tangible personal property tax. The 10 percent cap will affect assessments beginning on January 1, 2009. All other reforms will take effect retroactive to January 1, 2008.

Although no further action is required on the part of the Florida Legislature to implement this bill, a lawsuit challenging the constitutionality of at least part of the amendments was filed prior to the referendum approval by the voters. In a lawsuit filed in November 2007, new Florida homestead owners (having paid ad valorem taxes for the past four years) filed a class action lawsuit challenging the constitutionality of the Save Our Homes assessment cap and the portability provision enacted by Joint Resolution 2D. The lawsuit charges that Save Our Homes constitutes an unlawful residency requirement for tax benefits on substantially similar property, in violation of the State Constitution’s Equal Protection provisions and the Fourteenth Amendment to the Federal Constitution (Privileges and Immunities Clause). The lawsuit argues that the portability provision simply extends the unconstitutionality of the tax shelters granted to long-term homeowners by Save Our Homes. The lawsuit requests a declaration of the unconstitutionality of both provisions and injunctive action preventing continued application of those provisions. Several motions have been filed, including motions to dismiss, motions to strike, motions for judgment on the pleadings, motions for summary judgment and motion for class certification. It is impossible at this time to predict whether this challenge will be successful in preventing all or a portion of the Joint Resolution 2D from being implemented or whether Save Our Homes may be declared unconstitutional.

The Florida Legislature recently initiated a substantial review and reform of Florida’s property tax structure. During a special legislative session that ended June 14, 2007, the Florida Legislature adopted Chapter 2007-321, Laws of Florida, a property tax plan which may significantly impact ad valorem tax collections for Florida local governments. One component of the adopted legislation requires counties, cities and special districts to rollback their millage rates for the 2007-08 fiscal year to a level that, with certain adjustments and exceptions, will generate the same level of ad valorem tax revenue as in fiscal year 2006-07; provided, however, depending upon the relative growth of each local government’s own ad valorem tax revenues from 2001 to 2006, such rolled back millage rates will be determined after first reducing 2006-07 ad valorem tax revenues by zero to nine percent (0% to 9%). In addition, the legislation limits how much the aggregate amount of ad valorem tax revenues may increase in future fiscal years to the rate of change in the State’s per capita income. School districts are not required to comply with these particular provisions of the legislation. A local government may override certain portions of these requirements by a supermajority, and for certain requirements, a unanimous vote, or by referendum approval. Several local governments in the State have elected to override the rolled back rate in their 2008 fiscal year budgets. Local governments who do not comply with the property tax reforms may not participate in the distribution of local government half-cent sales tax revenue during the 12 months following a determination of non-compliance by the State’s Department of Revenue.

In addition to the legislative activity described above, the constitutionally mandated Florida Taxation and Budget Reform Commission (required to be convened every 20 years) (the “Commission”) completed its meetings on April 25, 2008. The Commission proposed seven constitutional amendments to be placed on the November 4, 2008 General Election ballot. Such amendments, if approved by the voters of Florida, would, among other things, do the following: (a) allow the Legislature, by general law, to exempt from assessed value of residential homes, improvements made to protect property from wind damage and installation of a new renewable energy source device; (b) assess specified working waterfront properties based on current use rather than highest and best use; (c) provide property tax exemption for real property that is perpetually used for conservation; and, for land not perpetually encumbered, requires the Legislature to provide classification and assessment of land use for conservation purposes solely on the basis of character or use; (d) authorize local option sales tax approved by local referendum to supplement funding for public community colleges, which would sunset after five years; (e) eliminate the required local effort portion of property taxes by 2010 and require the Legislature to replace this portion by either (i) elimination of certain sales tax exemptions or (ii) increasing sales tax up to one penny; spending reductions, or other taxes; this proposal also includes a five percent annual assessment cap on non-homesteaded property; and (f) require at least 65 percent of school funding received by school districts be spent on classroom instruction, rather than administration; this proposal, according to the proposed amendment, would also reverse legal precedent prohibiting public funding of private school alternatives to public school programs without creating an entitlement.

The Commission has also made several statutory recommendations to the State Legislature including, that they review the current State sales tax exemptions, indexing the levy of certain fuel taxes levied by local governments in the State based on changes in the Consumer Price Index, the creation of a new fuel tax, increasing certain motor vehicle fees, revising the criteria a property appraiser must use when determining the just value of property for ad valorem taxation and providing that the burden of proof for a taxpayer to prevail in an assessment challenge is a preponderance of the evidence in all cases.

It is impossible to predict whether one or more of the proposed constitutional amendments will be approved by Florida voters on November 4, 2008 or if the proposed statutory recommendations will be passed by the Legislature. Regarding the proposed replacement of the required local effort of property taxes by 2010, it is impossible to predict whether the Legislature will be able to replace the required local effort with the sources identified. Whether voters will approve this amendment or any of the other proposed constitutional amendment can not be predicted at this time.

At this time, the extent to which these amendments and statutory recommendations, if approved by the voters or passed by the legislature, respectively, may affect the ad valorem tax collections of the local governments in future years cannot be determined.

Florida, like much of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. The downturn in the housing market has also depressed property values in Florida, which will impact the amount of ad valorem property taxes that are collected by local governments in the State.

State Revenue Limitations

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with certain exceptions; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Risk of Hurricanes

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1999, 2004, and 2005 hurricane seasons. In 2004, four major hurricanes struck Florida, with significant damage occurring in the overwhelming majority of the State’s counties. In addition to the destruction to property caused by the storms, businesses suffered a significant amount of down time, with resulting layoffs of personnel. The 2005 hurricanes caused significant damage, destruction of property and disruption of business and commerce across the entire southern third of the state, including the major population centers of Fort Lauderdale, Miami and West Palm Beach. Moderate damage was also suffered in certain portions of the western Florida Panhandle. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

In 2002 the State combined the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Windstorm Underwriting Association and created Citizens Property Insurance Corporation (“Citizens”). Citizens was created to provide property insurance to homeowners in high-risk areas and others who cannot find coverage in the open, private insurance market. Citizens provides (i) multi-peril personal residential policies, (ii) multi-peril commercial residential policies (i.e. condominium and apartment buildings) and (iii) wind only personal and commercial policies. Citizens currently has over 1.3 million policies in force (see www.citizensfla.com). Recent changes to State law affecting eligibility requirements and insurance premiums that may be charged by Citizens has resulted in Citizens being able to compete with private insurers. To fund actuarial deficits Citizens is authorized to collect assessments and surcharges from its policy holders, regular assessments on other insurance companies which are passed through to their policyholders and emergency assessments which are collected by Citizens and other insurance companies from their policyholders which are designed to pay off long-term debt. During the 2006 legislative session the State appropriated $715 million from the State’s General Revenue to reduce the Citizens deficit. Future hurricanes or other natural disasters may result in catastrophic losses to Citizens that may require additional State funds to subsidize the losses. Depending on the magnitude of Citizens’ losses, the State’s revenues may be inadequate to meet its obligations.

State Ratings

As of May 14, 2008, the State had a bond rating of Aa1 from Moody’s Investors Service, Inc. and AAA from Standard & Poor’s and as of May 12, 2008, the State had a bond rating of AA+ from Fitch Ratings on its general obligation bonds. Outstanding general obligation bonds at June 30, 2007 totaled approximately $18,339.6 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued (net of certain refunded bonds) over $2,490.7 billion of general obligation bonds since July 1, 2007.

Report of State’s Auditor General

In Report No. 2008-175 of the State’s Auditor General for the fiscal year ending September 30, 2006, it was reported that the audit reports submitted by 48 of 1,136 (4%) local governments not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity has met one or more statutory conditions indicating a possible state of financial emergency and subjecting the local government to review and possible oversight by the Governor or the Commissioner of Education as provided in Section 218.503, Florida Statutes, a decrease of 33% from the prior fiscal year. A total of 31 of 1,136 (3%) were reported as experiencing deteriorating financial conditions, comparable to the prior fiscal year. Meeting a statutorily defined condition indicating financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, but if the Governor or the Commissioner of Education, as appropriate, determines that the local government entity or the district school board needs state assistance to resolve the condition, that local government is considered to be in a state of financial emergency. The operations of all entities meeting one or more of the financial emergency conditions may be adversely affected.

Florida Retirement System

The Florida Retirement System (“FRS”) provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer, pension plan. The FRS Defined Benefit Program is administered by the Division of Retirement in the Department of Management Services. The Public Employee Optional Retirement Program (also referred to as the FRS Investment Plan), the defined contribution plan alternative to the Defined Benefit Program, is administered by the State Board of Administration. In addition to these two primary, integrated programs there are non-integrated defined contribution plan alternatives available to targeted employee groups in the State University system, the State Community College System, and members of the Senior Management Service Class.

Membership in the FRS is compulsory for employees working in regularly established positions for a state agency, county governmental unit, district school board, State university, State community college or participating city or special district. Participation by cities, municipalities and special districts, although optional, is generally irrevocable once the election to participate is made. As of June 30, 2006, there were 910 participating employers, and 1,027,019 individual participants.

According to an actuarial report for the plan dated July 1, 2006, the FRS had a funded ratio of 105.57 based on an actuarial value of assets of $117,159,615 and an actuarial accrued liability of $110,977,831. For additional information see the Florida Retirement System Pension Plan Annual Report, available by contacting the Division of Retirement, P.O. Box 9000, Tallahassee, Florida 32315-9000.

State Board of Administration

Many local governments in the State invest their reserves and other excess funds in the Florida State Board of Administration Local Government Surplus Funds Trust Fund (the “Pool”) which is managed by the Florida State Board of Administration. On November 29, 2007, the State Board of Administration implemented a temporary freeze on the assets held in the Pool due to an unprecedented amount of withdrawals from the Pool coupled with the absence of market liquidity for certain securities within the Pool. The significant amount of withdrawals followed reports that the Pool held asset-backed commercial paper that was subject to sub-prime mortgage risk. On December 4, 2007, based on recommendations from an outside financial advisor, the State Board of Administration restructured the Pool into two separate pools. Pool A consisted of all money market appropriate assets, which was approximately $12 billion or 86% of Pool assets. Pool B consisted of assets that either defaulted on a payment, paid more slowly than expected, and/or had any significant credit and liquidity risk, which was approximately $2 billion or 14% of Pool assets. At the time of the restructuring, all current pool participants had their existing balances proportionately allocated into Pool A and Pool B.

Currently, Pool A participants may withdraw 37% of their balance at the time of restructuring or $4 million, whichever is greater, without penalty. Withdrawals from Pool A in excess of the above limit are subject to a 2% redemption fee. New investments in Pool A are not subject to the redemption fee or withdrawal restrictions. Future withdrawal provisions from Pool A will be subject to further evaluation based on the maturities of existing investments and the liquidity requirements of the Pool. On December 21, 2007, Standard and Poor’s Ratings Services assigned its “AAAM” principal stability fund rating to Pool A. Currently, Pool B participants are prohibited from withdrawing any amount from the Pool and a formal withdrawal policy has not yet been developed. Market valuations of the assets held in Pool B are not readily available. In addition, full realization of the principle value of Pool B assets is not readily determinable.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. Other factors will affect issuers. This summary is based solely on the Commonwealth’s publicly available information statement dated April 16, 2008 as supplemented by the Commonwealth’s information supplement dated June 3, 2008, relating to Massachusetts general obligation bonds, and speaks as of those dates. The Trust has not independently verified the information.

ECONOMIC INFORMATION

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2005, 2006 and 2007, income in the Commonwealth grew faster than in the nation. For the last fifteen years only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade The level of annual pay in Massachusetts in 2006 was 23 percent higher than the national average: $52,435, compared to $42,535.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2006, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 1.9 percent over the average for 2006, while the index for the United States as a whole increased by 2.8 percent. The latest available data for January 2008 show that the CPI-U for the Boston metropolitan area grew at a rate of 3.4 percent from January 2007, compared with 4.3 percent for the U.S.

Poverty

The Massachusetts poverty rate remains below the national average. In 2006, the estimated poverty rate in Massachusetts increased to 12.0 percent (a statistically significant increase) while the poverty rate in the United States dropped to 12.3 percent.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share.

After significant declines, total non-agricultural employment in Massachusetts increased 0.5 percent in 2005, and 1.1 percent in 2006. In 2007, employment grew another 1.0 percent above that of 2006, but the Commonwealth still had 62,000 (1.9%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation in 2007 was 1.1 percent. As of March 31, 2008, the latest seasonally adjusted estimate (3288.3 for February 2008) was about 51,000 below the 2001 annual average and 96 thousand below the peak month (3384.0 in February 2001).

In 2004, manufacturing employment declined 3.5 percent from the year before; a smaller decline than the annual declines in the previous three years. The declines for 2005 and 2006 were 2.4 percent and 1.8 percent respectively, which were better than the long-term average rate of decline since 1990 (3.0 percent per year). The average for 2007 was 1.5 percent below the comparable 2006 level, the best year for manufacturing in Massachusetts since 2000. The seasonally adjusted estimates for the first two months of 2008 average 1.8 percent below the comparable estimates for early 2007.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. Then from 1995 through 2005 the unemployment rate in Massachusetts was consistently below the national average. The revised 2006 annual rate for the Commonwealth was 0.2 percentage points above the national rate, while the rate for 2007 was slightly below the national one.

Economic Base and Performance

Between 1997 and 2006 gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 52.2, 51.9 and 59.6 percent respectively in current dollars. Between 1997 and 2006 gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 28.9, 25.7 and 27.5 percent respectively in chained 2000 dollars. The Massachusetts economy is the largest in New England, contributing 47.2 percent to New England’s total GDP, and thirteenth largest in the U.S., contributing 2.6 percent to the nation’s total GDP. Massachusetts had the third highest GDP per capita in 2006, $46,721.

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, manufacturing, and finance and insurance, on the 2002 NAICS basis) contributed 47.2 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2006. When measured in chained 2000 dollars, the cumulative change in Massachusetts total GDP was 5.6 percent between 2001 and 2005.

Trade and International Trade. Massachusetts ranked 14th in the United States, and first in New England, with $25.2 billion in international exports in 2007. This represents a 5.2 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 12.1 percent in the same period. In January 2008, Massachusetts’s exports totaled $2.3 billion, an increase of 16.0 percent compared with exports in the first month of 2007. National exports were up 15.8 percent and New England, 16.2 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Transportation and Warehousing, and Utilities. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2007 operating income of $39.8 million, down 9.1 percent from fiscal 2006, with operating revenues up 5.9 percent, $526.8 million in 2007 versus $497.6 million in 2006, and operating expenses up 7.3 percent, $487.0 million in 2007 versus $453.8 million in 2006. Massport reported that, as of December 2007, year-to-date, total airport flight operations were down 1.6 percent and total airport passengers were up 1.4 percent from the same period in 2006. Massport reported that as of December 2007, year-to-date, the combined cargo and mail volume was down 6.9 percent from the same period in 2006. At Massport’s Port of Boston properties, 2006 total cargo throughput was 15.3 million metric tons, a 6 percent decrease from 2005. Automobile processing increased 11 percent to 12,149 units, and cruise passenger trips decreased 11 percent to 208,883. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2006 decreased 4.9 percent to 27.4 million short tons, from 2005. Waterborne cargo in New England decreased 6.5 percent and the U.S. increased 2.4 percent.

Construction and Housing. In 2006, construction activity contributed 3.4 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 1999. Overall loss between 1999 and 2006 was 6.9 percent in real dollars.

Defense Industry. Massachusetts contract awards have increased every year since 1988 with the exception of 2002. The value of military prime contracts awarded to Massachusetts companies peaked in fiscal year 2006 at $9.1 billion and troughed in 1998 at $4.3 billion. U.S. Navy contracts to Massachusetts companies increased by over a billion dollars in fiscal year 2006.

The Commonwealth’s share of total prime contract awards in the U.S. has increased significantly in the past four years, although its share of the U.S. total was only 3.5 percent in 2006. Massachusetts is the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents an important component of the overall Massachusetts economy. In 2006, the arts, entertainment, recreation and accommodations industries contributed 3.4 percent to Massachusetts total GDP. The Massachusetts Office of Travel and Tourism reported an annual increase of 0.1 percent in museum and attraction attendance, for a total of 11.9 million visitors, in 2007. December 2007 attendance was 633,304, which was 26.5 percent less than December 2006 attendance. The Massachusetts Office of Travel and Tourism estimated that 1.6 million international travelers visited Massachusetts in 2006, an increase of 14.3 percent from 2005.

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.8 percent, than the national average. In fiscal year 2007, the total per capita state tax bill in the United States was $2,487. Citizens of the Commonwealth, however, paid $3,204 on average, the tenth highest (ninth last year) in the nation and an increase of 6.3 percent from the previous year’s $3,013. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (49th), ranked in the top third for per capita state tax collections.

In fiscal year 2007, over half (55.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,767, up 8.5 percent from $1,629 in fiscal year 2006. Also increasing in fiscal year 2007 were sales receipts at 1.0 percent and corporate net income at 13.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) increased 4.0 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 11th in the nation in per capita expenditures ($6,198) in 2006, while it ranked 9th and spent less ($5,911) in 2005. This represents a 4.9 percent increase in per capita expenditures from 2005 to 2006. Massachusetts spent more state funds per capita on debt service ($487) in 2006 than any of its New England neighbors.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined every year since 1990. Half of fiscal year 2005 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,137 per capita compared to a national average of $1,560. Per capita federal spending on salaries and wages in 2005 was lower in Massachusetts than in the rest of the nation at $574 compared to a national average of $762, but Massachusetts was above the national average in per capita direct federal payments to individuals at $4,346 compared to a national average of $4,024). Massachusetts ranked 9th among states in per capita procurement contract awards at $1,621 compared to a national average of $ 1,222 in 2005.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, a major construction project that is part of the completion of the federal interstate highway system.

Project Status. The CA/T Project was substantially completed in January 2006. Remaining work is expected to be completed in 2008, except for one park and certain other project elements, which are expected to be completed in 2010.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (CSU 11), was prepared in July 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan, based on CSU 11, was submitted in July 2004, but as of April 16, 2008, had not received federal approval. As a result, the remaining $162 million of federal funds for the project have been withheld from the project pending federal approval (the amount withheld has increased since 2007 as it includes certain cost recoveries that were required to be credited back to the federal government). The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth has indicated that it expects to continue this practice, to the extent necessary, until the federal funds are received.

On May 23, 2007, the Massachusetts Turnpike Authority filed a finance plan update with the Federal Highway Administration. The May 2007 finance plan update included an updated cost estimate of $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received thereafter.

Based on the updated cost estimate and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to an agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $140 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”) through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth.

The revised project cost estimates reflected in the May 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

As of April 16, 2008, the federal government had not yet approved the May 2007 updated finance plan for the project. In connection with its review of the May 2007 updated finance plan, the federal government raised a number of questions that the Turnpike Authority and the Commonwealth have been working to address. The May 2007 updated finance plan included certain assumptions as to the timing of the availability of surplus funds in the owner-controlled insurance program (“OCIP”) trust to pay costs of the project, which assumptions were questioned by the federal government. Since the May 2007 submission, the Turnpike Authority has obtained written approval from the OCIP trust insurer, AIG, for the withdrawal of approximately $43 million in OCIP trust funds to meet project cash flow needs.

Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth are expected to recover $458 million, including interest. As of April 16, 2008, the Commonwealth had received $404.2 million. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (“Seaport Tunnel”) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). Repairs and other work related to the Accident and included in the May 2007 finance plan update have been estimated to cost $54 million. As of April 16, 2008, these costs were being borne by the Commonwealth.

Following the Accident and pursuant to a new State law enacted in response to the Accident, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System. The Legislature appropriated $20 million to fund the audit.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Overview of Operating Budget Process

State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. As of April 16, 2008, the statutory limit on “direct” bonds during fiscal 2008 was approximately $15.6 billion.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are used by such entities to pay a portion of the debt service on their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

As of January 2, 2008, the Commonwealth had approximately $16.4 billion in general obligation bonds outstanding, of which $12.3 billion, or approximately 75%, was fixed-rate debt and $4.1 billion, or 25%, was variable-rate debt.

The Commonwealth has issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are re-set at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. The Commonwealth’s auction-rate securities have long-term nominal maturities of over 20 years with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers. As of January 2, 2008, approximately $565.4 million in Commonwealth general obligation auction-rate securities were outstanding. This represents approximately 3% of total general obligation indebtedness and approximately 14% of total general obligation variable-rate debt.

Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail. For the four series of Commonwealth bonds whose auctions have failed ($400 million outstanding), the failure rate is based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions have resulted in higher interest costs, but these costs have remained within budgeted amounts and well below the maximum rate.

As of January 2, 2008, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of April 2, 2007, the Commonwealth had outstanding approximately $86.3 million of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Facility Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of April 16, 2008, at the rate of 0.5%.

Notes. As of April 16, 2008, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $400 million revenue anticipation notes (“RANs”) on December 21, 2007 that were repaid on March 21, 2008 and issued $400 million of RANs on March 28, 2008 that are scheduled to be repaid on April 25, 2008. As of April 16, 2008, all cash flow borrowings were expected to be retired by the fiscal year-end (June 30, 2008).

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. As of January 2, 2008, the Commonwealth had outstanding $619.6 million of such special obligation bonds, including $610.1 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2008 and 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of January 2, 2008. Of this amount, approximately $86.6 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $408 million of outstanding federal grant anticipation notes in December 2008 and December 2010.

As of January 2, 2008, $1.601 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these bonds are fixed rate obligations.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. Such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of April 1, 2008, the Trust had approximately $3.207 billion of bonds outstanding. Approximately 17% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2007, such certificates were outstanding in the aggregate principal amount of $104.7 million.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature. As of December 31, 2007, such bonds were outstanding in the aggregate principal amount of $67.25 million. As of April 16, 2008, there had been failed auctions with respect to such bonds, which were issued as auction-rate securities. As of April 16, 2008, the Commonwealth was considering refinancing options.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. The Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. On May 9, 2007, the Commonwealth sold general obligation bonds to refund approximately $53.4 million of the lease revenue bonds. As of January 2, 2008, the Route 3 North Transportation Improvements Association had $376.5 million of such lease revenue bonds outstanding, of which $82.5 million were fixed-rate bonds and $294 million were variable-rate bonds with an associated interest rate swap agreement. As of April 16, 2008, there had been failed remarketings with respect to the variable-rate bonds, and the counterparty under the associated interest rate swap agreement had asserted that it was no longer obligated to pay the Association’s interest costs on the bonds but rather variable payments related to a taxable index. The net effect would be to expose the Association to basis risk and potentially to increased costs. The Association is also potentially liable for payments due under a debt service deposit agreement that should have been partially terminated at the time of the May 9, 2007 refunding but was not. As of April 16, 2008, the Commonwealth has indicated that it is considering refinancing options for the bonds. In 2005, the developer of the project submitted a request for equitable adjustment pursuant to the development agreement between the developer, the Executive Office of Transportation and Construction and the Massachusetts Highway Department. As of April 16, 2008, the parties were negotiating whether an adjustment was warranted, and if so, the amount of the appropriate adjustment.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth have accrued in the amounts of $4.49 million and $226,053, respectively, as of December 31, 2007. Rent payments will commence once the project reserve fund is replenished to $5 million. MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. As of December 31, 2007, MSBRC had $193.96 million of such lease revenue bonds outstanding for the Saltonstall Building redevelopment project. As of April 16, 2008, the Commonwealth was considering refinancing options.

Contingent Liabilities

Massachusetts Bay Transportation Authority. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 2, 2008, the Massachusetts Bay Transportation Authority had approximately $1.3 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $198 million to $175 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of April 16, 2008, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of January 2, 2008, the Steamship Authority had approximately $60 million of bonds outstanding and no notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. As of January 2, 2008, the University of Massachusetts Building Authority had approximately $25.7 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $54 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of April 16, 2008, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and expected to issue additional Commonwealth-guaranteed debt in the principal amount of $26.57 million on April 24, 2008 and in the approximate principal amount of $147 million in the near future.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2007, MassHousing had outstanding approximately $387.2 million of multi-family housing bonds secured by capital reserve funds. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of April 16, 2008, no such appropriation had been necessary.

Massachusetts Turnpike Authority. Because of costs to the Turnpike Authority related to certain swaptions, officials at the Authority have asked the Commonwealth to consider guaranteeing certain refunding bonds that the Authority proposes to issue. Legislative authorization would be needed in order for the Commonwealth to guarantee these Turnpike Authority bonds. It is not certain whether any such arrangement will be approved by the Legislature.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. As of April 16, 2008, there was approximately $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund.

COMMONWEALTH REVENUES

State Taxes

Effects of Tax Law Changes. The Department of Revenue estimated that tax law changes reduced tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006 and would reduce tax collections by approximately $48 million in fiscal 2008 compared to fiscal 2007.

As of May 2008, the Commonwealth has projected that, if sustained for the full fiscal year, year-to-date fiscal 2008 inflation-adjusted baseline tax revenue growth would be sufficient to trigger a decrease in the income tax in tax year 2009, which would result in a reduction in fiscal 2009 tax revenues of $50 million to $60 million.

On December 5, 2007, a voter initiative petition was filed with the Secretary of State with the requisite number of voter signatures which would reduce the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009 and eliminate the tax for all tax years beginning on or after January 1, 2010. The Legislature did not act by May 7, 2008 on the initiative petition. If the petition’s supporters have collected an additional 11,099 signatures by July 2, 2008, the petition will appear on the November 2008 ballot.

Sales and Use Tax. Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. The Department of Revenue estimated that these changes resulted in additional tax collections of $34-48 million in fiscal 2006 and $71-81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004 had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

Business Corporations Tax. Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called loopholes in the corporate and financial institutions tax structure. Excluding provisions related to financial institutions, the Department of Revenue estimates that these changes increased revenues by approximately $173 million in fiscal 2006, and that revenues will be increased by $178 million annually thereafter. The fiscal 2009 budget recommendations filed by the Governor in January 2008 call for additional changes in the corporate tax structure which are, as of April 16, 2008, being considered by the Legislature.

Financial Institutions Tax. The Department of Revenue estimates that the REIT legislation has resulted in revenue increases of $40-60 million in each of the fiscal years since 2004 and will continue to yield approximately the same amount in future fiscal years.

Other Taxes. The tax on cigarettes was raised in fiscal 2003 from $0.76 per pack to $1.51 per pack; the same legislation also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $155 million in fiscal 2005 and thereafter. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

Tax Revenue Forecasting

Capital Gains Taxes. Income tax return data for tax year 2006 received through December 2007 (including data received subsequent to the consensus revenue estimate hearing) indicate that 2006 capital gains realizations were $28.7 billion, versus $26.4 billion in tax year 2005, an increase of 8.5%. Capital gains taxes grew from $1.513 billion in tax year 2005 to approximately $1.627 billion in tax year 2006 (2006 numbers are still preliminary), a 7.5% increase, and growth in capital gains taxes from tax year 2005 to 2006 were expected to reach about 10% once all tax returns had been received. On a fiscal year basis, fiscal 2007 capital gains taxes were estimated to have totaled about $1.668 billion (though no exact numbers are available on a fiscal year basis), an increase of $104 million, or 6.6%, from fiscal 2006.

Fiscal 2007 and Fiscal 2008 Tax Revenues

Fiscal 2007. Tax revenue collections for fiscal 2007 totaled $19.736 billion, an increase of $1.249 billion or 6.8% over fiscal 2006. The following table shows monthly tax collections for fiscal 2007 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of collections in fiscal 2007 that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2007 Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(2)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,246.7	$57.9	4.9%	$61.5	$48.0	$1,137.2

August	1,188.2	(16.7)	1.4	58.2	45.4	1,084.5

September	2,068.9	127.7	6.6	63.8	43.2	1,961.9

October	1,244.8	28.8	2.4	60.7	47.4	1,136.7

November	1,229.8	110.7	9.9	54.5	42.5	1,132.8

December	1,784.4	(6.6)	(0.4)	68.3	43.2	1,672.9

January	2052.9	131.7	6.9	69.9	54.5	1,928.5

February	987.2	133.6	15.6	54.3	42.3	890.7

March	1,768.0	141.3	8.7	59.4	38.6	1,670.0

April	2,336.2	123.2	5.6	55.8	43.5	2,236.8

May	1,536.1	160.6	11.7	57.2	44.6	1,434.3

June	2,293.3	256.9	12.6	70.5	64.2	2,158.6

Total	$19,736.3	$1,248.8	6.8%	$734.0	$557.4	$18,445.0

(1)	Sum of details may not equal total because of rounding.
(2)	Includes adjustment of $8.4 million on account of the first quarter, $12.9 million on account of the second quarter, $9.9 million on account of the third quarter and $11.1 million on account of the fourth quarter, related to the inflation-adjusted floor applicable to tax receipts dedicated to the MBTA.

The Commonwealth has indicated that the tax revenue increase of $1.249 billion over fiscal 2006 is attributable in large part to an increase of approximately $500.2 million, or 6.2%, in withholding collections, an increase of approximately $161.5 million, or 8.3%, in income tax estimated payments, an increase of approximately $275.8 million, or 16.3%, in income tax payments with returns and bills, an increase of approximately $61.1 million, or 1.5%, in sales and use tax collections, an increase of approximately $220.6 million, or 9.8%, in corporate and business collections and an increase of $51.3 million, or 2.9%, in miscellaneous tax collections. Fiscal 2007 tax collections exceeded the fiscal 2007 tax revenue estimate of $19.3 billion issued by the Executive Office for Administration and Finance on January 30, 2007 by $436.3 million.

Fiscal 2008. Tax revenue collections for the first nine months of fiscal 2008, ended March 31, 2008, totaled $14.391 billion, an increase of $820.8 million, or 6.0%, over the same period in fiscal 2007. The following table shows the tax collections for the first nine months of fiscal 2008 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in such months that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2008 Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(3)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,296.0	$49.4	4.0%	$64.7	$55.0	$1,176.4

August	1,258.1	70.0	5.9	57.1	48.5	1,152.5

September	2,208.0	139.1	6.7	67.2	48.4	2,092.4

October	1,207.5	(37.3)	(3.0)	59.8	50.9	1,096.8

November	1,316.9	87.1	7.1	55.6	47.3	1,213.9

December	1,841.0	56.6	3.2	73.5	47.2	1,720.4

January	2,201.5	148.6	7.2	68.6	58.3	2,074.6

February	1,144.5	157.3	15.9	51.3	43.6	1,046.5

March(2)	1,914.7	149.4	8.5	69.1	42.9	1,805.4

Total(2)	$14,391.0	$820.2	6.0%	$567.0	$422.0	$13,382.0

(1)	Sum of details may not equal total because of rounding.
(2)	Figures are preliminary.
(3)	Includes adjustment of $10.4 million on the account of the first quarter, an adjustment of $18 million on account of the second quarter and an adjustment of $18.7 million on account of the third quarter, related to the inflation-adjusted floor applicable to tax receipts dedicated to the MBTA.

The Commonwealth has indicated that, through March 2008, the year-to-date tax revenue increase of $820.2 million over the same period in the prior year is attributable in large part to an increase of approximately $378.5 million, or 5.8%, in withholding collections, an increase of approximately $317.4 million, or 23.7%, in income tax estimated payments, an increase of approximately $20.7 million, or 0.7%, in sales and use tax collections and an increase of $93.5 million, or 5.1%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). Through March 2008, the year-to-date fiscal 2008 collections were $372 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion; $218 million of the $372 million can be attributed to three one-time payments representing prior tax years’ liabilities received in February and March 2008 from disallowed tax shelters.

Federal and Other Non-Tax Revenues

The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. In fiscal 2007, federal reimbursements for budgeted operating activity amounted to $6.168 billion. Federal reimbursements for fiscal year 2008 were, as of April 16, 2008, projected to be $6.429 billion. The estimated fiscal 2008 federal reimbursement was reduced to reflect notices of deferred federal reimbursement in the amount of $50.9 million for S.122 payments (due to concerns of the Centers for Medicare and Medicaid Services regarding a payment methodology that is based on provider charges versus costs) as well as anticipated deferred federal reimbursement of $122.5 million for Medical Assistance Trust Fund payments that were made before the Commonwealth secured approval through its Medicaid State Plan.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2008, departmental and other non-tax revenues were estimated to be $2.403 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $957.5 million, $985.2 million, $1.018 billion, $1.035 billion and $1.103 billion in fiscal 2003 through 2007, respectively, and, as of April 16, 2008, were estimated by the State Lottery Commission at $1.005 billion in fiscal 2008. The assumed $1.103 billion figure was $119 million higher than the State Lottery Commission’s actual operating revenues for fiscal 2007, which were $984 million. However, the $920 million in local aid spending was distributed to municipalities. Consequently, a transfer of $119 million into the State Lottery Fund would be required to resolve this fund imbalance.

In order to distribute $935 million in local aid as required by the fiscal 2008 budget, as of April 16, 2008, a transfer of $124 million into the State Lottery Fund was projected to be necessary to resolve this fund imbalance for fiscal 2008, in addition to the $119 million transfer required to resolve the fiscal 2007 fund imbalance.

On March 10, 2008, legislative leaders announced agreement on a local aid resolution declaring the Legislature’s intent to provide the additional $124.2 million in local aid without regard to the sale of casino licenses. The local aid resolution was approved by the House of Representatives on March 12, 2008 and by the Senate on March 25, 2008. Lottery revenues through March 1, 2008 totaled approximately $3.1 billion, an increase of $179.8 million, or 6.1%, relative to the same period in 2007.

Tobacco Settlement. The Commonwealth’s allocable share of the base amounts under the master settlement agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006 and April 2007. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Beginning in fiscal 2003, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Tax revenues in fiscal 2003 through 2007 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of April 16, 2008, were expected to be lower than the allowable limit in fiscal 2008.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. As of December 31, 2007, actual state tax revenue for fiscal 2008 had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2008 AND FISCAL 2009

Fiscal 2008

Tax Revenue Estimate Update. On October 30, 2007, as a result of a periodic review required by state finance law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2008 by $399.7 million to $20.225 billion. The $20.225 billion estimate was confirmed when the fiscal 2009 consensus tax revenue estimate was announced on January 8, 2008.

Tax revenue collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. That increase is attributable in large part to an increase of approximately $435.7 million, or 5.5%, in withholding collections, an increase of approximately $340.6 million, or 20.9%, in income tax estimated payments, an increase of approximately $316.8 million, or 16.5%, in income tax payments with returns and extensions, an increase of approximately $24 million, or 0.6%, in sales and use tax collections, and an increase of $91.3 million, or 4.7%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). As of May 31, 2008, the fiscal year 2008 collections were $632 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was mainly due to large one-time payments of corporate and business taxes received in February and March 2008.

Fiscal 2009 Budget Proposals

On January 23, 2008, Governor Patrick filed his fiscal 2009 budget recommendations, providing for $28.165 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion.

Fiscal 2009 Structural Deficit. As of April 16, 2008, the Commonwealth’s fiscal 2008 budget of $26.808 billion relied on approximately $600 million of reserve transfers and $180 million of non-recurring revenues carried forward from fiscal 2007. In the aggregate, this means that a structural deficit of $780 million was the starting point for developing a fiscal 2009 budget that would maintain existing services and programs. This does not include spending pressure that has existed in fiscal 2008 from requests for supplemental funding and continued expansion of programs and services. The fiscal 2009 budget challenge has been compounded by the fact that there have been significant pressures on expenditures in fiscal 2009 for a relatively small number of cost items, including Medicaid, Chapter 70 education aid and others. Expenditures needed to provide the same level of services in fiscal 2009 as in fiscal 2008 were projected to grow by almost 6%, far exceeding the consensus tax revenue growth estimate of 3.8%. The structural deficit for fiscal 2008 together with the projected growth in costs exceeding revenues results in a fiscal 2009 projected shortfall of approximately $1.3 billion.

Closing the Structural Deficit. The Governor’s fiscal 2009 budget recommendations proposed closing the budget gap through $344 million in spending controls and reductions, an additional $297 million in revenues from proposed tax law changes (primarily in corporate taxes), $166 million in additional revenue generated through enhanced collection and enforcement measures, a $369 million transfer from the Stabilization Fund, $100 million by reforming the statutorily required deposit to said fund and utilizing $124 million in potential casino revenues to fill the projected Lottery shortfall.

Spending Controls and Reductions. The Governor’s fiscal 2009 budget recommendations hold growth in agency and program budgets by, in some cases, reducing maintenance levels of spending that result in aggregate gross cost savings of $479 million (net savings of $344 million after taking into account reduced federal reimbursements). The $344 million total is comprised of $51 million in savings generated through a reform of state employees’ contributions into the state health care system, $40 million in savings through the elimination of earmarks that existed in the fiscal year 2008 general appropriations act, $84 million in savings attributable to level funding of various program and agencies, and $168 million through cost control of the Commonwealth’s Medicaid program.

Implementation of the Recommendations of the Study Commission on Corporate Taxation. As of June 3, 2008, the Governor had filed companion legislation to his budget proposal to make changes in corporate tax laws. These tax law changes have been projected to generate $297 million of new revenue in fiscal 2009 and $452 million of new revenue in fiscal 2010. Once the proposed rate reduction to 8.3% is fully implemented in fiscal 2013, the increase in tax revenues from the Governor’s proposal is estimated to be $284 million. [The House of Representatives and the Senate have passed different versions of this corporate tax reform bill, both adopting the main tax policy changes proposed by the Governor. As of June 3, 2008, a legislative conference committee was resolving differences between the House and Senate bills.]

Enhanced Revenue Collections. The Governor’s fiscal 2009 budget recommendations include $166 million in additional revenues which can be attributed to enhanced revenue and enforcement initiatives which include additional tax auditors ($60 million), new tobacco tax enforcement proposals ($33 million), increased wage enforcement efforts ($30 million), increased penalties on tax evaders ($25 million), a reduction in tax exemptions ($12 million) and more efficient recording of liens ($6 million).

Revised Stabilization Fund Policy. As of April 16, 2008, the revised tax revenue estimate for fiscal 2008 was $20.225 billion, and the consensus revenue estimate for fiscal 2009 assumed 3.8% growth, or $762 million more than fiscal 2008 ($20.987 billion). Since the annual average growth in actual state tax revenues over the last five fiscal years was $1.131 million, the Stabilization Fund transfer proposed by the Governor for fiscal 2009 was $369 million.

Use of Casino Revenues to Fill the Lottery Shortfall. Recognizing that communities are relying on $935 million in Lottery Funds to support local budgets, the Governor’s fiscal 2009 budget would use $124 million in casino licensing revenues, together with projected net lottery receipts of $811 million, to fund a total local aid distribution of $935 million in fiscal 2009. On March 10, 2008, legislative leaders announced agreement on a local aid resolution declaring the Legislature’s intent to provide the additional $124.2 million in local aid without regard to casino licensing revenues. The local aid resolution was approved by the House of Representatives on March 12, 2008 and by the Senate on March 25, 2008.

Tobacco Master Settlement Agreement Revenue. In April 2007, the Commonwealth received $243.3 million in tobacco settlement proceeds. This payment reflects a withholding of approximately $20 million due to the Non-Participating Manufacturer’s (NPM) adjustment. As of April 16, 2008, the Commonwealth has indicated that it is actively pursuing litigation to secure its right to receive the full amount of the April 2006 and April 2007 payments.

On May 3, 2008, the House of Representatives approved its version of the fiscal 2009 budget. The House budget provided for $28.197 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion On May 22, 2008, the Senate approved its version of the fiscal 2009 budget. The Senate’s budget provided for $28.091 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion. The differences between the House and Senate versions of the fiscal 2009 budget is expected to be reconciled by a legislative conference committee.

Cash Flow

A cash flow forecast for fiscal 2008 and fiscal 2009, dated May 30, 2008, has been released by the State Treasurer and the Secretary of Administration and Finance. The cash flow projection for fiscal 2008 was based on the fiscal 2008 budget signed into law on July 12, 2007 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2008 from the prior fiscal year. The cash flow projection also reflects all supplemental appropriations bills either filed or enacted that would affect the Commonwealth’s cash flow in fiscal 2008. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the fiscal 2008 budget and in subsequent legislation. The fiscal 2008 projection is based on actual spending and revenue through April 30, 2008 and estimates for the remainder of fiscal 2008 as of April 30, 2008. The fiscal 2008 projection is based on a fiscal 2008 tax estimate of $20.225 billion. The gross tax figure includes $1.399 billion dedicated to the Commonwealth’s fiscal 2008 pension obligation, $756 million in sales tax revenues dedicated to the MBTA and $634.7 million in sales tax revenues dedicated to the MSBA, plus a $17.8 million payment made to the MBTA in October 2007 as an adjustment relating to the inflation-adjusted floor applicable to the prior fiscal year. The cash flow projection assumed a $315 million transfer from the Stabilization Fund and a transfer of $150 million from the Healthcare Security Trust Fund. This forecast also assumed an inflow of $292 million on April 15, 2008 pursuant to the tobacco master settlement agreement. As of June 3, 2008, the Commonwealth has indicated that it continues to actively pursue litigation to secure the right to receive the full amount of these payments.

The Commonwealth opened fiscal 2008 with a starting cash balance of $1.703 billion and as of June 3, 2008 was projected to end the year with a cash balance of 1.304 billion. The fiscal 2008 projection showed an overall decline in the non-segregated cash balance from $1.591 billion to $1.112 billion. The fiscal 2008 beginning balance was negatively affected by a $119.0 million shortfall between assumed and actual State Lottery operating revenues. Several factors explain the overall decline in the fiscal 2008 cash balance, including (i) the transfer of $92.8 million in fiscal 2007 surplus dollars, including interest earnings, to the Stabilization Fund, (ii) $228 million in general obligation bond proceeds received in May 2007 which were projected to be spent in fiscal 2008 and (iii) $441 million in reserved fiscal 2007 fund balances carried forward and authorized to be expended in fiscal 2008. In addition, the fiscal 2008 budget assumed total net transfers from the State Lottery of $1.129 billion, which was $124 million higher than the State Lottery Commission’s projected operating revenues for fiscal 2008 of $1.005 billion. In order to distribute $935 million in local aid to cities and towns as required by the fiscal 2008 budget, as of June 3, 2008, a transfer of $124 million was projected to be necessary to resolve this fund imbalance for fiscal 2008. The May 30, 2008 cash flow projection contemplated a projected $124 million shortfall in the Lottery funds. (As of that date, the Lottery fund was also carrying a fiscal 2007 deficit based on a $118.4 million difference between assumed total net transfers from the State Lottery of $1.011 billion and actual recorded Lottery revenues of $892.7 million.)

The Commonwealth’s cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. The Commonwealth began fiscal 2008 with no short-term debt outstanding. The Commonwealth’s cash position in the second quarter of the 2008 fiscal year reflected a typical cycle of tightening in the second quarter of the fiscal year. As of April 16, 2008, the Commonwealth had liquidity support for a $1 billion tax-exempt commercial paper (“CP”) program for general obligation notes, through five $200 million credit lines due to expire in September 2008, June 2010, December 2010 (two lines) and November 2015, respectively. The Commonwealth had relied upon this $1 billion CP capacity for additional liquidity since 2002. Through its CP program, the Commonwealth borrowed $200 million in October 2007, $300 million in November 2007 and an additional $500 million in December 2007. Due to additional liquidity needs, the Commonwealth sold a revenue anticipation note (“RAN”) for $400 million on December 21, 2007 that was repaid on March 21, 2007 and sold another $400 million RAN on March 28, 2008 that was scheduled to be repaid on April 25, 2008. All short-term borrowings, including both commercial paper and RANs, must be repaid by the end of the fiscal year (June 30). As of April 16, 2008, the staffs of the State Treasurer’s office and of the Executive Office for Administration and Finance were studying the need for increased cash flow borrowings in fiscal 2009, which may include increasing the capacity of the CP program. Current CP capacity as of April 16, 2008 was not indexed to the growth of the operating budget and, therefore, had not grown in proportion.

The May 30, 2008 cash flow report included a projection for fiscal 2009. This projection was based on the Governor’s fiscal 2009 budget recommendations and did not reflect spending and revenue estimates included in the House and Senate versions of the fiscal 2009 budget that were pending as of June 3, 2008. The fiscal 2009 projections were also based on the Administration’s five-year capital investment plan published in August 2007. The Governor’s fiscal 2009 budget proposal was based on a gross tax estimate of $20.987 billion and appropriated a total of $28.165 billion. The Governor’s recommendations also included a proposal for $296.6 million of additional corporate tax revenues and a proposal for $166 million of additional revenues due to enhanced revenue and enforcement policies, to be implemented by the Department of Revenue. The gross tax figure included $1.465 billion dedicated to the Commonwealth’s pension obligations, $768 million in sales tax revenues dedicated to the MBTA and $702 million in sales tax revenues dedicated to the MSBA. The fiscal 2009 projection also included an inflow of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement.

As of June 3, 2008, the Commonwealth expected to issue $2 billion in bonds in fiscal 2009 to fund capital projects, including $1.625 billion for planned fiscal 2009 capital expenditures, $200 million to fund planned fiscal 2008 capital expenditures being carried forward into fiscal 2009 and approximately $175 million for the structurally deficient bridge program.

The projection for fiscal 2009 shows an overall decline in the non-segregated cash balance from $1.112 billion to $546.2 million. The fiscal 2009 budget assumed total net transfers from the State Lottery of $1.028 billion, which was an insufficient amount to fully fund local aid to cities and towns.

The projection for fiscal 2009 reflected a significant tightening in the Commonwealth’s cash position in the second quarter of the fiscal year, requiring a series of cash flow borrowings. As of June 3, 2008, as a preliminary estimate, cash flow needs were anticipated to require the issuance of revenue anticipation notes in the amount of $750 million in September 2008 in addition to the issuance of $1 billion of commercial paper in November and December 2008. All such cash flow borrowings would be required to be repaid by June 30, 2009.

The Commonwealth issued $1.5 billion in general obligation bonds to support capital spending in fiscal 2008. The February 29, 2008 cash flow report projected that the full amount invested in these contracts would be expended by the end of fiscal 2008.

As of June 3, 2008, the Commonwealth continues to await approval of the Central Artery/Ted Williams Tunnel project finance plan by the U.S. Department of Transportation. Once approved, the Commonwealth would be able to draw increased federal funds now being withheld. Approval would also allow the expenditure of currently sequestered bond funds. As of June 3, 2008, spending continued on the project, funded with cash advances from the General Fund. The May 30, 2008 cash flow statement assumed receipt of the $162 million balance of federal funds by August 2008.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, as of June 3, 2008, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

Ricci v. Okin, United States District Court, First Circuit Court of Appeals. On August 14, 2007, the District Court ordered the Department to continue to offer Fernald Developmental Center as a residential placement option for its residents. The Department has appealed that order to the United States Court of Appeals for the First Circuit. If the Department is required to keep Fernald open indefinitely, additional operational, maintenance and infrastructure costs will possibly be in the millions of dollars.

Hutchinson et al v. Patrick et al., United States District Court, Western Division. The District Court has certified a class of approximately 8,000 Massachusetts residents who at any time during the litigation are Medicaid-eligible; have suffered brain injury after the age of 22; and either reside in a nursing or rehabilitation facility or are eligible for admission to such a facility. As of June 3, 2008, the parties were engaged in settlement discussions. The potential fiscal impact of an adverse decision is unknown, but could be millions of dollars annually.

Rolland v. Patrick, United States District Court. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

Health Care for All v. Romney et al., United States District Court. On February 8, 2006, the District Court entered judgment pursuant to which the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. The cost of implementation is likely to exceed $20 million. As of June 11, 2008, pending before the court were plaintiffs’ motion for $7 million in legal fees and plaintiffs’ motion to clarify whether children diagnosed as not having severe emotional disturbance can appeal that diagnosis.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. While DLC requests only injunctive relief, estimated increased program costs could amount to $24.8 million in the event of an adverse outcome.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Medicaid Audits and Regulatory Reviews

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General (“OIG”) of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Uncompensated Care Pool might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth has collected an estimated $4.496 billion in acute hospital assessments since 1990 and an estimated $1.397 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. New federal regulations on health care-related taxes take effect on April 22, 2008.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March, 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

In re: Deferral of 2007 MassHealth acute hospital supplemental payments. In October and December 2007, CMS deferred payment of claims for FFP totaling approximately $51 million. This amount represents the federal share of the portion of state fiscal year 2007 MassHealth Safety Net Care supplemental payments to BMC and CHA that exceed the hospitals’ costs, but are below their charges. MassHealth submitted its response to CHA on February 7, 2008.

In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The OIG is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. As of April 16, 2008, the OIG was reconsidering its findings.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa

and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Philip Morris paid its entire April 2006 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Superior Court seeking immediate payment of the disputed amount and a judicial declaration that Massachusetts diligently enforced its qualifying statute during 2003. The PMs cross-moved to compel arbitration. As of April 16, 2008, no arbitration panel had been selected, and no arbitration proceeding had been scheduled.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of June 13, 2008, the parties were in discovery.

Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States District Court, Southern District of New York; Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States Bankruptcy Court, Middle District of North Carolina. The plaintiff, now in bankruptcy, is a Subsequent Participating Manufacturer (“SPM”) which filed suit in the Southern District of New York in January 2006 against numerous states, including Massachusetts, alleging that the states’ refusal to list the plaintiff as an approved SPM on their tobacco directories violates the terms of the MSA and the Sherman Antitrust Act. If the plaintiff ultimately obtains a judgment invalidating portions of the MSA, that result could make it more likely that future payments to Massachusetts and other states would be reduced by amounts that could be significant but cannot be estimated at this time. As of June 13, 2008, Cutting Edge had moved to withdraw its adversary proceeding but that motion had not yet been allowed.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. In addition to a guilty plea on a charge of conspiracy to defraud the government, the settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of April 16, 2008, the Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, was engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Conservation Law Foundation, Inc. v. Romney, United States District Court. An environmental advocacy group, the Conservation Law Foundation, seeks declaratory and injunctive relief against the Commonwealth, the Massachusetts Bay Transportation Authority (MBTA) and the Massachusetts Turnpike Authority under the citizen-suit provision of the federal Clean Air Act to compel the construction of certain specified mass transit projects in the greater Boston area. While the projects’ combined total cost is approximately $3 billion, about $1.9 billion of that amount either has been budgeted by the MBTA already or is to be provided by outside funding sources, leaving approximately $1.1 billion uncovered if all of the projects were to be ordered in full by the District Court.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The Commonwealth has answered the complaint and, as of April 16, 2008, the case was in the discovery phase.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (CSO) costs, was approximately $3.5 billion. The MWRA anticipates spending $976 million for CSO projects overall, which includes escalation to the mid-point of construction and contingency for contracts not yet awarded. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of April 16, 2008, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. In addition to the property owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004. As of April 16, 2008, discovery was ongoing with a trial date likely in 2009.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini — Kiewit — Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including at the Superior Court and before the CA/T Project Dispute Review Board panels.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the Central Artery/Ted Williams Tunnel Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the four billboards and values the loss of these property rights at approximately $20 million. The case is scheduled for trial in late 2008.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

* * * * *

RATING AGENCIES’ ACTIONS

As of June 2008, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information. Further information with respect to the State’s financial position and certain litigation which may have an impact on the State’s finances may be obtained by a review of the State’s Annual Financial Report, which is available from the State’s Office of the State Budget at its website: www.michigan.gov/budget, and from a review of the Official Statements prepared by the State or its agencies in connection with debt offerings which are normally filed with one or more of the nationally recognized Municipal Securities Information Repositiories.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. For the last six years, the unemployment rate in the State has been higher than the national average. During 2007, the average monthly unemployment rate in the State was 7.2% compared to a national average of 4.6%, and has continued at a rate above the national average.

The State’s economy continues to be affected by changes in the auto industry and elsewhere in the manufacturing sector resulting from competitive pressures, productivity increases, overcapacity and labor disputes and national and international events affecting energy prices. Such factors are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special

Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery has been slower than that of the national economy. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its general fund and school aid fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitization and changing the timing of revenue receipts. General Fund spending has dropped approximately $673 million since 2000-01.

The State closed its books for the 2005-06 fiscal year, with surpluses of $2.5 million (unreserved) and $1.1 billion (reserved) in the General Fund and the School Aid Fund, and $2.0 million in the Budget Stabilization Fund. On July 12, 2007, the Governor signed into law the Michigan Business Tax, to be effective beginning January 1, 2008, as a replacement for the State’s single business tax, which expired December 31, 2007. The Michigan Business Tax is expected to raise approximately the same amount of revenue as the single business tax. Its two main components are a modified gross receipts tax of 0.80% and a business income tax of 4.95%.

Bills to implement the 2008-09 fiscal year budget are still in negotiation in the Legislature. In June 2008 the Governor projected an estimated General Fund funding gap of $235 million for 2008-09 which she proposed to address through a combination of spending reductions, elimination of tax expenditures and a combination of transfers and revenue enhancements. On February 7, 2008, the Governor presented her executive budget for 2008-09, while announcing that the General Fund had a surplus of $259 million and the School Aid Fund a surplus of $84 million for 2007-08.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (MRP). These benefits are funded on a pay-as-you-go basis.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than the Legislative Retirement System (LRS). This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (JRS), State Police Retirement System (SPRS) and the State Employee Retirement System (SERS). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (MPSERS), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2006 for MPSERS was over $24 billion or 252.5% of covered payroll.

STATE RETIREMENT SYSTEMS

OTHER POST-EMPLOYMENT BENEFITS

UNFUNDED ACCRUED ACTUARIAL LIABILITY

(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll
JRS	2007	$6,600	107.5%
SPRS	2006	944,400	814
SERS	2006	13,499,000	474.0

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2006-07 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2006-07 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. In 1998, the State substantially revised the method for the distribution of revenue sharing payments, increasing the percentage of revenue sharing payments dedicated to cities, village and townships and decreasing the percentage dedicated to counties. However, beginning in December of 2002 and continuing through the State’s 2005 fiscal year, the State on an annual basis either reduced or deferred revenue sharing payments to all local units below the amounts required by the 1998 amendments. Moreover, in response to reduced revenues, the State temporarily replaced all State revenue sharing payments to counties with payments from State-created county reserve accounts, which accounts are funded solely from a permanent advancement of each county’s property tax payment schedule. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9% and restored the rate to 4.35% as of October 1, 2007. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

On July 12, 2007, the Governor signed legislation creating the new Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at .08 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. Public Act 145 of 2007 added an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa3 by Moody’s, AA- by Standard & Poor’s and AA- by Fitch.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2008” refers to the State’s fiscal year beginning July 1, 2007 and ending June 30, 2008.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $377 million for Fiscal Year 2005 and $462 million for Fiscal Year 2006. For Fiscal Year 2007 and Fiscal Year 2008, the balance in the undesignated General Fund was $1,217 million and is estimated at $1,410 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy continued to expand in 2007 but at a slower pace compared to the steady economic expansion of 2006. New Jersey added approximately 151,600 jobs between March 2003 and December 2007. Payroll employment increased at an average annual rate of 0.6% in 2007 after growing at 0.9% in 2006 and at 1.0% in 2005. The level of payroll employment in December 2007 was 4.1 million.

New Jersey’s employment increased by 0.7% from December 2006 to December 2007, adding 29,400 jobs and continued the positive year over year growth trend for the thirty-fifth consecutive month. Employment gains were primarily spread across the service providing sectors with particularly strong growth in professional and business services (+13,100 jobs) and education and health services (+12,500 jobs) followed by leisure and hospitality service (+3,800 jobs). The government sector added 5,800 jobs during this period.

However, the State continues to suffer from job losses in manufacturing (-4,800 jobs) and downsizing in the telecommunications industry (-500 jobs). The financial services industry lost 1,700 jobs and the construction sector lost 1,400 jobs. The subprime mortgage crisis may have negative impacts on employment in various sectors, including, but not limited to, financial services and construction.

New Jersey’s monthly unemployment rate was 4.5% in December 2007 and remains below the national unemployment rate.

The State and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall further if consumers, investors and businesses become more concerned about geopolitical tensions, energy prices, the subprime mortgage crisis and other financial market turmoil. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, stable energy prices and financial markets. With the passage of the federal economic stimulus package along with supportive monetary and fiscal policies, the long term prospects for economic growth of the State in 2008 and beyond are expected to remain stable.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recover of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $148,600,000 for tort and medical malpractice claims pending as of December 31, 2007. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. On December 29, 2000 the Administrative law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. In the cases of Buena Regional, Commercial, Fairfield, Salem City and Woodbine, the Commissioner directed the respective County Superintendents to undertake thorough reviews of the districts’ 2003-04 budgets to determine their sufficiency to provide a thorough and efficient education as well as to ensure the appropriate use of Early Childhood Program Aid and Demonstrably Effective Program Aid. The Commissioner further directed the County Superintendents to take any appropriate actions, including fund reallocation, to target areas of particular need. Finally, the Commissioner determined that it may be appropriate to trigger his powers pursuant to N.J.S.A. 18A:7F-6 if the reviews of the respective County Superintendents so merit. On March 6, 2003, ten of the districts appealed the decision of the Commissioner of Education to the State Board of Education. On July 2, 2003, two of the ten districts withdrew their appeals. On June 15, 2005, the Legal Committee of the State Board of Education issued a report (“Report”) to the parties. The Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Report directs the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The parties have an opportunity to file exceptions to the Report prior to its presentation to the State Board of Education for approval. The Department will be submitting exceptions to this Report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner is directed to submit the proposed design of the needs assessment to the State Board of Education on February 1, 2006. Additionally, the State Board of Education found problems with the method of school funding on a Statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all (except 8) parties. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. On January 29, 2007, the plaintiffs filed with the New Jersey Supreme Court (the “Supreme Court”) a notice of motion for certification of appeal pending unheard in the Appellate Division. On that date, plaintiffs also filed with the Appellate Division a motion to accelerate the appeal. By order filed on February 21, 2007, the Supreme Court denied the plaintiffs’ motion for certification of appeal pending unheard in the Appellate Division. By order filed on February 21, 2007, the Appellate Division denied the plaintiffs’ motion to accelerate the appeal. Oral arguments were heard by the Appellate Division on December 3, 2007. The State intends to vigorously defend this matter.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School

Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on the Department’s decisions awarding additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues, and the final award of additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for hearing. Amicable resolutions were reached in ten of the eleven districts. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teacher’s Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request or the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Year 2004 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. Section 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to certain of the claims and denied the State’s motion on other claims. An order memorializing the court’s decision was issued on August 10, 2004. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005. On February 2, 2005, the State moved for leave of appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. The trial and post-trial briefing have concluded. The trial court has yet to issue a decision on the matter. The State intends to vigorously defend this matter.

Several Abbott districts filed administrative petitions of appeal to the Commissioner regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts (Elizabeth, Neptune, Passaic and Pemberton) filed appeals of decisions on the early childhood program plans. Each of the districts asked that their programs be approved as originally requested. These appeals were amicably resolved. Additionally, four districts (Elizabeth, Gloucester City, Neptune and Passaic) filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving Gloucester City, Neptune and Passaic were amicably resolved. With regard to Elizabeth, upon notice by the district, the initial decisions of the ALJ were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts (Asbury Park, Camden, East

Orange, Elizabeth, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton and Vineland) filed petitions of appeal on the Department’s decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in the Camden, Trenton, Vineland, and New Brunswick matters. The State’s motion to dismiss the Camden petition was granted and the remaining matters were transferred to the OAL for hearing. Amicable resolutions were reached in the Asbury Park, East Orange, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton, Vineland and Elizabeth matters. Finally, the Education Law Center (the “ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

East Cape May Associated v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for taking of its property without just compensations. The property is approximately 80 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, in Cape May County on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that the DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since the DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal on the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002 and is now implementing those rules. The case remains on remand pending DEP’s full implementation of the regulations. In July 2003, the trial judge referred the case to mediation and appointed former Justice Daniel O’Hern as mediator. On February 17, 2005, mediator Justice O’Hern advised the trial court that mediation had concluded without agreement. A settlement in concept has been reached by the parties. A settlement agreement is in the process of being finalized. In the meantime, DEP is moving forward to implement its Section 22(b) rules and to finalize its Section 22(b) development offer.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” On January 26, 2007, the Court heard arguments on motions made by the State to dismiss the complaint. The State’s motion to dismiss portions of the complaint was granted March 13, 2007. The only count remaining alleges that the State’s funding decisions constitute an unconstitutional impairment of contract. Discovery is ongoing. The State intends to vigorously defend this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature recently amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005, respectively. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. On May 4, 2006, the State filed a motion to dismiss Horizon’s Section 1983 claim for failure to state a claim. On May 26, 2006, Horizon filed a cross motion to compel discovery; which cross motion has been subsequently withdrawn. On June 9, 2006, the Tax Court dismissed Horizon’s Section 1983 claim. The parties are continuing with discovery. The State intends to vigorously defend this matter.

J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in the New Jersey Superior Court, Chancery Division, Essex County (the “Court”) for injunctive and declaratory relief striking down provisions of State law, specifically N.J.S.A. 18A:36A:-10, N.J.S.A. 18A;36A-12 and N.J.A.C. 6A:10A-1.2, that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools. The action is styled as a class action for all students currently attending public charter schools in Newark. The complaint further states that the disparity between Abbott funding in Newark’s district schools and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding. By not allowing Newark’s public charter schools access to Abbott funding the State’s facilities funding, the plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution. The State filed a motion to dismiss the complaint on April 10, 2007. Oral argument on the motion was heard on July 13, 2007, at which time the Court reserved decision on the State’s motion. The State is vigorously defending this matter.

Abbott v. Burke (Motion to Enforce Facilities Order). On October 2, 2007, the plaintiffs filed a new motion in aid of litigants’ rights with the New Jersey Supreme Court (the “Supreme Court”) requesting the State be ordered to comply with prior Supreme Court directives to remediate the school facilities deficiencies in the Abbott districts. The plaintiffs argue that the State is in default of its constitutional obligations to fund school facilities construction projects in the Abbott districts. The plaintiffs are requesting that the Supreme Court order the State to secure and provide funding necessary to resume planning, design, construction and other activities to complete approved school construction projects in the Abbott districts, including necessary health and safety repairs, by December 31, 2007. Oral argument was held on January 23, 2008. By order dated February 19, 2008, the court denied the plaintiffs’ motion in light of representations made by the state that the Governor would seek legislation authorizing an increase in the statutory bond limit for Abbott district school facilities construction projects by a minimum of $2.5 billion in February 2008.

New Jersey Protection and Advocacy, Inc. v. Jennifer Velez (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“NJP&A”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. NJP&A filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the federal Rehabilitation Act, 29 U.S.C. §794.

Specifically, NJP&A is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO S.L., 94 N.J. 128 (1983)). NJP&A is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, specifically that DHS pay a per diem penalty of $60.00 per day to individuals who remain on CEPP status for longer than 60 days; prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to NJP&A on the number and names of CEPP patients and other information as NJP&A may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, NJP&A agreed to strike the portion of the complaint in which it requested a per diem penalty. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by NJP&A on October 13, 2005. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. In February 2008, DHS issued a written plan, Home to Recovery — CEPP plan, to develop a system over the next six years that ensures persons placed on CEPP status are placed within six months. The State is vigorously defending this matter.

New Jersey Protection and Advocacy, Inc. et al. v. Jennifer Velez (II). Plaintiff, NJP&A and two clients of the New Jersey Department of Human Services, Division of Development Disabilities (“Department”) filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons, complaint and waiver of service. The Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. Plaintiff and two clients of the Department are seeking declaratory and prospective injunctive relief, attorneys’ fees, litigation expenses and other relief. More specifically, the Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On December 20, 2006, the Plaintiff filed a motion for leave to file an amended complaint, add additional defendant and modify pretrial scheduling order. More specifically, the Plaintiff alleges the Commissioner is in violation of the Fourteenth Amendment of the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual’s continued residence at a State development center. The Plaintiff seeks to add the State as an additional defendant because it alleges the State is responsible for providing such commitment hearings. The Plaintiff seeks declaratory relief from the court finding that the practice of admitting individuals to State developmental centers without any hearing, as well as the lack of annual reviews thereafter, is a denial of access to the courts. In addition, the Plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. The State filed its answer on June 4, 2007. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State is vigorously defending this matter.

AMEC Civil, LLC v. State of New Jersey, Department of Transportation (MON-L-003174-03), (MON-L-004675-03) and (MON-L-3671-04). These matters were filed in the Law Division of the Superior Court of New Jersey in Monmouth County in 2003 and 2004. They involve claims against the New Jersey Department of Transportation (“DOT”) arising from a construction contract involving the N.J. Route 35 Shark River Bridge Replacement in Belmar, New Jersey.

Plaintiff alleges that DOT breached the contract on various grounds including, without limitation, the DOT placed limitations on plaintiff’s work hours and work days in the river channel; the DOT gave instructions to plaintiff during a beam erection which resulted in an accident; the project was defectively designed so that it could not be constructed as designed; the DOT failed to disclose access problems and differing site conditions; the DOT failed to obtain permits and utility relocations; and the DOT is generally responsible for a host of delay-causing issues resulting in significant alleged damages to the plaintiff. By order of the court dated December 15, 2004, all three matters were consolidated for all purposes. On March 18, 2005, cross-motions for summary judgment on the issues concerning access to the river channel were denied by the court. The discovery period ended on May 9, 2007. In June 2007, the parties took part in mediation in an effort to settle the litigation. Such efforts were unsuccessful. Motions for summary judgment were filed on October 1, 2007. No trial date has yet been set. The State is vigorously defending these matters.

Railroad Construction Company, Inc. v. State of New Jersey, Department of Transportation. This matter is not yet in litigation. It involves claims of approximately $47.4 million by Railroad Construction Company, Inc. (“RCC”) against he New Jersey Department of Transportation (“DOT”) arising from a construction contract. The construction contract was for the construction of weigh stations and commercial vehicle inspections stations with complex weighing/monitoring and signaling systems to monitor truck traffic located in either direction of Route 78, at Exit 6 off of Route 78 in Greenwich Township, Warren County. Additionally, the commercial vehicle inspection station on the eastbound side was expanded for use by the New Jersey State Police to provide offices, a break room and a jail cell. Associated roadway improvements constructed include 15 sign structures, lighting, drainage, reconstruction of two bridges, and removal and replacement of a third bridge. The old weigh station at Exit 3 eastbound was demolished. RCC alleges that DOT breached its contract on various grounds including but not limited to: unanticipated rock removal; unusual weather conditions; errors in the construction documents; changes in the character of the work; additional work; inaccurate plans to perform milling and paving; acceleration required by DOT; State shutdown during the summer of 2006; JCP&L utility strike; lane occupancy charges; and subcontractor issues. Substantial completion of the project occurred on or about July 28, 2007, but the project is not yet fully complete. RCC is providing a documentation in support of its claims. DOT and RCC will initially present their positions to the DOT Claims Committee. If resolution fails, both parties have agreed to proceed to mediation. If mediation fails, it is anticipated that RCC will file suit. The State will vigorously defend this matter.

New Jersey Self-Storage Association, etc., et al. v. Jon Corzine, et al. (II). On or about January 12, 2007, the New Jersey Self-Storage Association (the “Plaintiff”) filed a complaint in the New Jersey Superior, Chancery Division, Monmouth County. The Plaintiff seeks a declaration under N.J.S.A. 2A:16-50 that the enactment of the new seven (7) percent sales tax on self-storage receipts violates several Federal and State constitutional provisions including, violations of due process and equal protection, the takings clause, the special legislation clause and the uniformity clause. On March 5, 2007, the State filed a motion (in lieu of an answer) to dismiss the complaint, or in the alternative, to transfer this matter to the Tax Court of New Jersey. On April 24, 2007, the Court granted the State’s motion to transfer this matter to the Tax Court of New Jersey. In December 2007, the plaintiff filed a motion for summary judgment. On February 19, 2008, the State filed its brief in opposition to the plaintiff’s motion for summary judgment. Discovery is ongoing. The State is vigorously defending this matter.

Currently, Standard & Poor’s a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A1. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds A+ and AA-, respectively.

APPENDIX I

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

•	New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2007 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2008 fiscal year in accordance with GAAP and budget balance in the 2009 fiscal year in accordance with GAAP except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”) as described herein. The City’s current financial plan projects budget gaps for each of the 2010 through 2012 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2008 through 2011 fiscal years submitted to the New York State Financial Control Board Control Board on June 20, 2007 (the “June 2007 Financial Plan”) and Modification No. 08-4 to the June 2007 Financial Plan submitted to the Control Board on June 30, 2008 (as so modified the “2008-2012 Financial Plan” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

I-1

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. (See “Certain Reports” herein).

City’s Financing Program. Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2008-2012 Financial Plan. For the 2007 fiscal year, the City’s General Fund had an operating surplus of $4.67 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2007 fiscal year is the twenty-seventh consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the 2008 fiscal year were adopted on June 15, 2007. The June 2007 Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2008 fiscal year, projected revenues and expenditures for the 2008 fiscal year balanced in accordance with GAAP, and projected gaps of $1.6 billion, $3.4 billion and $4.4 billion in fiscal years 2009 through 2011, respectively.

On June 30, 2008 the City submitted to the Control Board the Financial Plan for the 2008 through 2012 fiscal years which relates to the City and certain entities that receive funds from the City and which reflects changes as a result of the City’s expense and capital budgets for the 2009 fiscal year which were adopted on June 29, 2008. The Financial Plan is a modification to the June 2007 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on October 26, 2007, January 25, 2008 and May 2, 2008 (the “May Financial Plan”). The Financial Plan projects budget balance in the 2008 fiscal year in accordance with GAAP and budget balance in the 2009 fiscal year in accordance with GAAP except for the application of GASB 49 as described below. The Financial Plan projects gaps of $2.3 billion, $5.2 billion and $5.1 billion in fiscal years 2010 through 2012, respectively, after the implementation of a gap-closing program described below.

The Financial Plan reflects, since the June 2007 Financial Plan, an increase in projected net revenues of $2.4 billion in fiscal year 2008 and decreases in projected net revenues of $396 million, $2.1 billion and $1.8 billion in fiscal years 2009 through 2011, respectively. Changes in projected revenues include: (i) an increase in real property taxes of $37 million in fiscal year 2008 and decreases in real property taxes of $318 million, $449 million and $495 million in fiscal years 2009 through 2011, respectively; (ii) a projected net increase in other tax revenues of $1.6 billion in fiscal year 2008 primarily due to increases in personal and unincorporated business income tax revenues; (iii) projected net decreases in other tax revenues of $576 million, $1.9 billion and $1.6 billion in fiscal years 2009 through 2011, respectively, primarily due to decreases in real property transfer and personal and business income tax revenues; (iv) an increase in tax audit revenues of $480 million in fiscal year 2008 primarily due to resolution of general corporation tax audits; (v) increases in the pass-through of personal income tax revenues of $50 million, $220 million, $260 million and $275 million in fiscal years 2008 through 2011, respectively; (vi) decreases in revenues of $2 million, $9 million, $13 million and $16 million in fiscal years 2008 through 2011, respectively, as a result of the State takeover of the New York City Off-Track Betting Corporation; and (vii) increases in non-tax revenues of $221 million, $287 million, $5 million and $40 million in fiscal years 2008 through 2011, respectively.

I-2

The Financial Plan also reflects, since the June 2007 Financial Plan, increases in projected net expenditures totaling $959 million, $971 million and $2.0 billion in fiscal years 2008, 2009 and 2011, respectively, and decreases in projected net expenditures totaling $411 million in fiscal year 2010. Changes in projected expenditures include: (i) increases in labor costs totaling $302 million, $714 million, $1.4 billion and $1.9 billion in fiscal years 2008 through 2011, respectively, reflecting settlements of labor negotiations, including the recent arbitration award for the Patrolmen’s Benevolent Association (“PBA”), and the provision for similar increases for collective bargaining units not yet settled and uniformed unions with contract reopener provisions; (ii) a decrease in agency spending of $48 million in fiscal year 2008 and increases in agency spending of $398 million, $295 million and $285 million in fiscal years 2009 through 2011, respectively; (iii) decreases in debt service costs of $130 million, $200 million, $278 million and $245 million in fiscal years 2008 through 2011, respectively, in part due to the planned delay in capital commitments during the financial plan years; (iv) increases in pension contributions of $17 million, $152 million and $56 million in fiscal years 2008, 2010 and 2011, respectively, and a decrease in pension contributions of $211 million in fiscal year 2009; (v) increases in employee and retiree health insurance costs of $2 million, $39 million, $42 million and $46 million in fiscal years 2008 through 2011, respectively; (vi) an increase in debt service expenditure of $2 billion in fiscal year 2008 for the early payment of outstanding debt resulting in a decrease in debt service cost of $2 billion in fiscal year 2010; (vii) decreases in City-funded fringe benefit costs of $126 million, $116 million, $89 million and $89 million in fiscal years 2008 through 2011, respectively, due to the increase in the federal fringe benefits reimbursement rate on categorical programs; (viii) increases in energy expenses of $10 million, $119 million, $204 million and $209 million in fiscal years 2008 through 2011, respectively; (ix) a reduction in prior year payables of $500 million and a reduction in the general reserve of $260 million in fiscal year 2008; (x) the elimination of pay-as-you-go capital expenditures of $100 million in fiscal year 2008 and $200 million in each of fiscal years 2009 through 2011; (xi) the delay of $194 million in agency expenditures from fiscal year 2008 to fiscal year 2009; and (xii) increases during the adoption of the budget by the City Council of $234 million, $84 million and $84 million in fiscal years 2009 through 2011, respectively. The future reclassification of these adopted budget increases by the City Council will reduce the value of the gap-closing actions described below.

The Financial Plan also reflects the enactment of tax programs reducing tax revenues by $222 million, $268 million, $292 million and $333 million in fiscal years 2008 through 2011, respectively, which was previously reflected in a tax reduction program in the June 2007 Financial Plan. The enacted programs include (i) a childcare tax credit with an estimated cost of $42 million, $43 million, $44 million and $45 million in fiscal years 2008 through 2011, respectively, (ii) personal and small business income tax credits and reductions with an estimated cost of $70 million, $108 million, $129 million and $166 million in fiscal years 2008 through 2011, respectively; and (iii) the City sales tax exemption for clothing and footwear purchases with an estimated cost of $110 million, $117 million, $119 million and $122 million in fiscal years 2008 through 2011, respectively.

In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for fiscal year 2009 and to reduce previously projected gaps for fiscal years 2010 and 2011, respectively. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $618 million, $1.3 billion, $1.2 billion and $1.1 billion in fiscal years 2008 through 2011, respectively; (ii) the restructuring of employee health insurance programs with estimated annual savings of $200 million in each of fiscal years 2010 and 2011; and (iii) rescinding the 7% real property tax rate reduction effective July 1, 2009 with estimated increased real property tax revenues of $1.2 billion and $1.3 billion in fiscal years 2010 and 2011, respectively.

The Financial Plan also reflects, since the June 2007 Financial Plan, an increase in the provision for prepayments for future expenses of $2 billion in fiscal year 2008 resulting in net expenditure reductions of $1.6 billion, $112 million and $350 million in fiscal years 2009, 2010 and 2011, respectively.

The Financial Plan does not reflect the additional expense budget costs that may be incurred, commencing in fiscal year 2011, as a result of GASB 49 relating to the accounting treatment of pollution

I-3

remediation costs. Currently, many of these costs are included in the City’s capital budget and financed through the issuance of bonds. On April 30, 2008 the Control Board, pursuant to existing authorization under the Financial Emergency Act, approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs for projects authorized prior to fiscal year 2011 and, consequently, to achieve budget balance in fiscal year 2009 in accordance with GAAP except for the application of GASB 49. The City is proposing legislation amending the Financial Emergency Act to authorize the Control Board to permit the City’s budget to permanently waive the budgetary impact of GAAP changes that would have a substantial adverse impact on the delivery of essential services in the City, such as those included in GASB 49. If such legislation were not enacted or the Control Board did not further delay or waive the implementation of GASB 49 for budgetary purposes, there would be significant increased costs to the City’s expense budget as a result of GASB 49 starting in fiscal year 2011.

The Financial Plan does not reflect projected additional costs as a result of actual pension fund investment performance in fiscal year 2008. Tentative returns through June 30, 2008 reflect losses which may result in estimated additional pension costs of $90 million, $170 million and $250 million in fiscal years 2010 through 2012, respectively.

The City Comptroller and others have issued reports reviewing and commenting on the May Financial Plan and identifying various risks. (See “Certain Reports” herein).

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2008 through 2012 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Hospitals Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. (See “Certain Reports” herein).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 270,862 on June 30, 2008 to an estimated level of 270,136 by June 30, 2012.

Other Fringe Benefits includes $1.9 billion, $1.1 billion, $1.7 billion, $1.9 billion and $2.1 billion in fiscal years 2008 through 2012, respectively, for other post-employment benefits (“OPEB”) for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Other Fringe Benefits in fiscal year 2008 includes a $460 million payment to the Retiree Health Benefits Trust which will lower expenses by $460 million in fiscal year 2009. For its fiscal year 2007, the City reported an OPEB liability

I-4

of $57.8 billion in its government-wide financial statements, based upon an actuarial valuation and in accordance with Statement No. 45, “Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions” (“GASB 45”) of the Governmental Accounting Standards Board. There is no requirement to fund such liability.

The Financial Plan reflects the costs of all labor contracts settled as of the date of the Financial Plan. The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for labor contracts not yet settled, consistent with the settled contract patterns through final contract expiration dates in the period March 2010 to July 2012. The pattern for the final two years for each contract provides for 4% annual wage increases for all collective bargaining units and an additional 1.59% for longevity or salary schedule increases for uniformed employees. After the expiration of each contract, the Financial Plan assumes annual increases of 1.25%.

The Financial Plan reflects the incremental cost associated with the recent Public Employment Relations Board arbitration award relating to the PBA contract. The award covers the period August 1, 2004 through July 31, 2006 and provides for wage increases of 4.5% and 5%, on the first day of the agreement and the first day of the second year of the agreement, respectively, and salary enhancements, offset by givebacks and productivity increases. The net value of the award, equivalent to a 7.41% wage increase over the two year period, is greater than the uniformed forces pattern of 6.24% over the same period. The PBA award, and re-opener adjustments for the other uniformed unions to conform with such award, result in expenditures of approximately $210 million, $276 million, $290 million, $271 million and $278 million in fiscal years 2008 through 2012, respectively.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City’s cashflow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On May 28, 2008, the City Comptroller released a report on the Fiscal Year 2009 Executive Budget and the May Financial Plan. The report notes that the May Financial Plan proposes to restrain spending and apply a cumulative budget surplus of $6.5 billion to balance the fiscal year 2009 budget and reduce projected gaps in fiscal years 2010 and 2011. In his report, the City Comptroller identified net risks for fiscal years 2008 through 2012 which, when added to the results projected in the May Financial Plan, would result in gaps of $130 million, $156 million, $978 million, $4.64 billion and $4.27 billion in fiscal years 2008 through 2012, respectively. The differences from the May Financial Plan result in part from the City Comptroller’s expenditure projections, which exceed those in the May Financial Plan by $130 million, $61 million, $202 million, $145 million and $84 million in fiscal years 2008 through 2012, respectively, resulting from: (i) the possibility that the Mayor’s proposal to restructure the City’s health insurance does not produce the May Financial Plan’s projected savings of $200 million in each of fiscal

I-5

years 2010 through 2012; (ii) increased overtime expenditures of $109 million in fiscal year 2009 and $100 million in each of fiscal years 2010 through 2012; (iii) additional labor costs of $185 million in fiscal year 2008 and $40 million in each of fiscal years 2009 through 2012; (iv) projected savings in variable rate debt service of $20 million in fiscal year 2008; and (v) projected savings in judgment and claims expenses of $35 million, $88 million, $138 million, $195 million and $256 million in fiscal years 2008 through 2012, respectively. The differences from the May Financial Plan also result from the City Comptroller’s revenue projections. The report identified no additional revenues in fiscal year 2008, a shortfall in tax revenues of $95 million in fiscal year 2009, and additional tax revenues of $565 million, $90 million and $265 million in fiscal years 2010 through 2012, respectively. Of the report’s net estimated increase in tax revenues over the fiscal years 2009 through 2012 of $825 million, $635 million is accounted for by the Comptroller’s estimates for higher personal income tax collections of $40 million in fiscal year 2009, $465 million in fiscal year 2010, $60 million in fiscal year 2011 and $70 million in fiscal year 2012.

On June 5, 2008, the staff of the OSDC issued a report on the May Financial Plan. The OSDC report found that notwithstanding a significant national and local economic slowdown, the City was on track to end fiscal year 2008 with a $6.5 billion surplus, including more than $2.5 billion that had been rolled over from the prior year, and that the fiscal year 2009 budget is balanced. The Mayor has proposed allocating the fiscal year 2008 surplus over the next three years in order to narrow projected budget gaps in subsequent fiscal years.

In its risk assessment of the May Financial Plan, the OSDC restated the projected budget gaps in fiscal years 2010 through 2012. According to the OSDC report, the budget gaps projected by the City assume that the City Council agrees to rescind for fiscal year 2010 the 7 percent property tax cut implemented at the start of fiscal year 2008 and that the unions agree to restructure health insurance costs. When the resources from these anticipated actions are removed from the City’s estimates, the projected budget gaps increase by $1.4 billion, $1.5 billion and $1.6 billion in fiscal years 2010 through 2012, respectively. The OSDC report then identified possible net risks to the May Financial Plan of $100 million in fiscal year 2008, $215 million in fiscal year 2011 and $220 million in fiscal year 2012 and possible net additional resources to the May Financial Plan of $350 million and $290 million in fiscal years 2009 and 2010, respectively, which, when added to the projected results in the May Financial Plan as restated by OSDC, would result in a gap of $100 million in fiscal year 2008, a surplus of $350 million in fiscal year 2009 and gaps of $2.47 billion, $6.30 billion and $6.23 billion in fiscal years 2010 through 2012, respectively. The OSDC report identified risks to the May Financial Plan of: (i) increased spending as a result of the PBA arbitration award of $200 million, $110 million, $110 million, $115 million and $120 million in each of fiscal years 2008 through 2012, respectively; and (ii) increased expense budget costs as a result of GASB Statement No. 49 of $500 million in each of fiscal years 2011 and 2012. The risks are offset by: (i) higher forecast tax revenues of $100 million in fiscal year 2008 and $400 million in each of fiscal years 2009 through 2012 and (ii) investment income on surplus resources of $60 million in fiscal year 2009.

In addition to the adjustments to the May Financial Plan projections, the OSDC report identified additional risks and offsets that could have a significant impact on the City. The risks include: (i) the possibility that the PBA arbitration award increases, if applied to all other uniformed employees, would produce a net cost of $341 million, $166 million, $180 million, $156 million and $158 million in each of fiscal years 2008 through 2012, respectively; and (ii) the possibility that after the expiration of current or tentative collective bargaining agreements, wage increases are negotiated at the projected rate of inflation rather than the 1.25 percent per annum provided for in the May Financial Plan, which would increase costs by $136 million and $363 million in fiscal years 2011 and 2012, respectively.

The OSDC report characterizes the fiscal year 2010 gap as manageable, noting that there is more than a year before the start of fiscal year 2010. The report also noted that although the May Financial Plan is conservative in its economic assumptions, closing the budget gaps for fiscal years 2011 and 2012 represents a greater challenge because the City is less likely to have the benefit of large budget surpluses

I-6

as it has had in recent years, because revenue growth is expected to be subdued during the May Financial Plan period, and because debt service is projected to increase by more than 50 percent to $6.4 billion between fiscal years 2008 and 2012.

On June 5, 2008, the staff of the Control Board issued a report on fiscal year 2008, examining in detail the changes in the City’s budget during fiscal year 2008 through the date of the report. The report states that the City continued to benefit in fiscal year 2008 from the tail end of a four year surge in tax revenues, and that the City has raised its forecast of total revenues by $3.6 billion in fiscal year 2008, of which $2.4 billion are City funds. The report projects that such revenues, together with more than $1.5 billion of reduced City spending in fiscal year 2008, will raise the accumulated surplus for fiscal year 2008 to approximately $6.5 billion. The Control Board staff is expected to issue its report on the May Financial Plan in July.

On May 20, 2008, the IBO released a report and accompanying information analyzing the May Financial Plan. The IBO projected that fiscal year 2008 would end with a surplus $70 million above the $4.52 billion surplus projected in the May Financial Plan. The IBO further projects that revenues will be higher than in the May Financial Plan by $403 million, $1.3 billion, $1.1 billion and $204 million in fiscal years 2009 through 2012, respectively, and that expenditures will be higher than projected in the May Financial Plan by $56 million in fiscal year 2009, $80 million in fiscal year 2010 and $50 million in each of fiscal years 2011 and 2012. The largest revenue differences are in the IBO forecasts for personal income, general sales, general corporation and unincorporated business taxes. The report projects budget gaps of $3.3 billion in fiscal year 2011 and $4.3 billion in fiscal year 2012.

Outstanding Indebtedness. As of March 31, 2008, the City had approximately $35.095 billion of outstanding net long term debt.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2008 through 2017, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $19.3 billion. The City’s Capital Commitment Plan for fiscal years 2008 through 2012 reflects total anticipated City-funded water and sewer commitments of $12.8 billion which are expected to be financed with the proceeds of Water Authority debt.

Transitional Finance Authority. The TFA is authorized to issue $13.5 billion of obligations for general City capital purposes, all of which have been issued. Such obligations are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. To date, the TFA has issued $2.0 billion of Building Aid Revenue Bonds and expects to issue $2.1 billion and $600 million of such bonds in fiscal years 2009 and 2010, respectively.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims described below are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2007 amounted to approximately $5.4 billion.

I-7

•	New York State

The New York Economy. Financial markets posted a particularly strong performance during the first half of 2007, and strong global growth combined with a weakened U.S. dollar to stimulate strong tourism activity and cross-border trade. But the State economy has not been immune to the effects of the national recession, though it is likely that the State’s own downturn will occur with a lag. And with credit markets representing one of the epicenters of the current economic contraction, the State economy stands to suffer a sizable impact. The volume of write-downs of bad debt related to subprime mortgage-backed assets continues to accumulate and appears to be having a more longer-lasting impact on finance and insurance sector profits. As a result, the State Division of the Budget (“DOB”) has revised projected State wage growth down to 2.7 percent for 2008, followed by slower growth of 2.4 percent for 2009. Growth in State private sector employment is now projected to slow to 0.2 percent for 2008, followed by growth of 0.1 percent for 2009.

The uncertainty surrounding bank balance sheets is continuing to have a significant impact on lending activity. Consequently, key revenue generating activity within the finance sector, including high-yield debt underwriting and mergers and acquisitions, has been severely dampened. NYSE-member firms posted a fourth quarter loss of $16.3 billion, the largest loss since the data became available in the first quarter of 1980. Banks and prime brokers have announced write-downs totaling roughly $200 billion, but by some estimates, this volume may represent only one half to two thirds of what remains on the books. In addition, layoff announcements continue to mount.

Though it now appears that the New York State economy is entering recession, projected rates of employment and wage growth suggest that the State’s downturn will be mild compared to the two past recessions, which were both characterized by multiple years of job losses. Relatively healthy rates of job growth are still projected in education; health care and social assistance services; and leisure, hospitality, and other services. Positive but much weaker growth is now projected for professional, scientific, and technical services and construction. Credit market conditions are expected to continue to depress real estate activity, particularly in the commercial sector, which until recently had been quite robust.

As the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York State. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the new industrial classification system (“NAICS”) industrial classification system.

Under NAICS, the services industries include professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than

I-8

four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Events. The State ended its 2007-2008 fiscal year on March 31, 2008 in balance on a cash basis, with a reported closing balance in the General Fund of $2.8 billion. The Governor’s Executive Budget for the 2008-2009 fiscal year projected ending the 2008-2009 fiscal year in balance on a cash basis, with a closing balance in the General Fund of $2.2 billion, and projected gaps of $3.3 billion in fiscal year 2009-2010, $5.7 billion in fiscal year 2010-2011, and $6.8 billion in fiscal year 2011-2012, assuming that all of the Governor’s Executive Budget savings proposals were implemented. The State Legislature completed action on the budget for the 2008-2009 fiscal year on April 9, 2008 (the “Enacted Budget”).

The State released its Annual Information Statement on May 12, 2008 (the “AIS”), which is expected to be updated quarterly, and which reflects the State Legislature’s modifications to the Governor’s Executive Budget for the 2008-2009 fiscal year, and revisions to spending estimates in the Enacted Budget through May 1, 2008, the date of the State financial plan. In the Annual Information Statement, the State Division of the Budget notes that the Enacted Budget, similar to the Governor’s Executive Budget, also projects ending the 2008-2009 fiscal year in balance on a cash basis, but that the Enacted

I-9

Budget projects a closing fund balance in the General Fund of $2.0 billion and projected gaps of approximately $5.0 billion in fiscal year 2009-2010, $7.7 billion in fiscal year 2010-2011 and $8.8 billion in fiscal year 2011-2012.

The State released a supplement to its AIS on May 28, 2008 (the “Supplement”), which contains information regarding tentative collective bargaining agreements with public employee unions with the potential to adversely affect the State’s finances in the range of $70 million to $100 million in each of fiscal years 2009-2010, 2010-2011 and 2011-2012. The State Financial Plan, as updated by the Supplement, projects ending fiscal year 2008-2009 in balance on a cash basis, with a closing balance in the General Fund of $1.89 billion.

The AIS and the Supplement identify a number of risks inherent in the implementation of the Enacted Budget and the State Financial Plan. Such risks include the performance of the national and State economies; the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; costs that may materialize in connection with the State’s negotiation of future collective bargaining agreements with the State’s employee unions; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. (See “Special Considerations” herein).

Special Considerations. Many complex political, social, environmental and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the State Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The State Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the AIS. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result for a significant disparity between recurring revenues and the costs of

I-10

maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. In addition to the risks to the State economic forecasts detailed above, the AIS and Supplement identified the following as the most significant risks to the State Financial Plan:

Labor Settlements. The State has reached labor settlements with four labor unions: Civil Service Employees Association (“CSEA”); PEF; United University Professions (“UUP”); and District Council 37, and extended comparable changes in pay and benefits to management/confidential (“M/C”) employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-2008, 2008-2009, and 2009-2010 and 4 percent in 2010-2011.

The State’s Financial Plan funds the costs of current contracts in 2008-2009 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose. DOB estimates the General Fund costs of the agreements at $620 million in 2008-09, $775 million in 2009-2010, and $1.2 billion in both 2010-2011 and 2011-2012. The current State Financial Plan includes these costs.

The unions representing uniformed officers (e.g., Police Benevolent Association, New York State Correctional Officers and Police Benevolent Association), the union representing graduate students (Graduate Student Employees Union), and CUNY employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by CSEA, it would result in added costs of $200 million in 2008-2009, $185 million in 2009-2010, and $264 million in both 2010-2011 and 2011-2012.

School Supportive Health Services. The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for City speech pathology services, and $96 million of the $123 million for City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rules on Medicaid Funding. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including the HHC) and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and the State Office of Mental Health. The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs

I-11

are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium was set to expire on May 29, 2008. On May 21, 2008, the Bush Administration announced that it would voluntarily extend the moratorium until August 1, 2008. The State continues to lobby Congress for an extension of the moratorium or modification of the proposed regulations.

CMS has proposed other regulations that could pose a risk to the State’s Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension.

Further, CMS proposes to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the current moratorium.

On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means.

Variable Rate Debt. In recent months, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not had a material impact on State debt service costs. The State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-2009.

Cash-Basis Results from Prior Fiscal Years.

2007-2008 Fiscal Year (Unaudited Results) The State ended 2007-2008 in balance. Revenues in 2007-2008 were $585 million lower than the State’s initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-2008 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-2008), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

I-12

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-2008, an increase of $1.7 billion from 2006-2007 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-2008, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-2007 Fiscal Year. DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Results for 2006-2007 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s Tax Stabilization Reserve Fund (“TSRF”) (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-2007, an increase of $5.1 billion from 2005-2006. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

2005-2006 Fiscal Year. DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Results for 2005-2006 were $2.0 billion higher than the Enacted Budget as a result of receipts revisions over initial projections ($1.2 billion), changes to reserve fund balances ($895 million) and other timing-related transactions which had no impact on operations ($251 million), partly offset by higher than initially projected spending ($288 million). Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-2006, an increase of $2.9 billion from 2004-2005. The main sources of annual growth were Medicaid, School Aid, and fringe benefits.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System.

I-13

The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2006-2007 fiscal year. There were 3,009 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2007, 662,633 persons were members and 350,066 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of the State Comptroller (“OSC”) reports that the net assets available for benefits as of March 31, 2007 were $156.6 billion (including $2.7 billion in receivables), an increase of $14.0 billion or 9.8 percent from the 2005-2006 level of $142.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $153.7 billion on April 1, 2006 to $163.1 billion (including $61.9 billion for current retirees and beneficiaries) on April 1, 2007. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2007 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2007 fiscal year, 40 percent of the unexpected gain for the 2006 fiscal year and 60 percent of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $132.1 billion on April 1, 2006 to $142.6 billion on April 1, 2007. The funded ratio, as of April 1, 2007, using the entry age normal funding method, was 106 percent.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

The legislation also eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRANs seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or

I-14

make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The 2008-2009 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

Financing Activities. “State-related debt” consists of “State-supported debt,” where the State, subject to an appropriation, is directly responsible for paying debt service, as well as “State-guaranteed debt” (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2008, the total amount of outstanding general obligation debt was $3.221 billion.

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on or after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-2014.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2007. On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at 2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB projects that debt outstanding and debt service costs for 2008-2009 and the entire five-year forecast period through 2012-2013 will also be within the statutory caps, although with declining debt capacity.

Public Authorities — General. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and

I-15

restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those issuing State-supported or State-related debt. As of December 31, 2007, the 19 public authorities with outstanding debt of $100 million or more had aggregate outstanding debt, including refunding bonds, of approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

Litigation. Adverse developments in the existing legal proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-2009 Financial Plan. The State believes that the 2008-2009 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-2009 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-2009 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-2009 Enacted Budget Financial Plan.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-2009 fiscal year or thereafter.

Grants to Local Governments. Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds (comprised of the General Fund, Special Revenue Funds, Capital Projects Funds and Debt Service Funds) spending.

In 2008-2009, All Funds spending for local assistance is expected to total $86.3 billion. Total spending comprises State Aid to medical assistance providers and public health programs ($36.7 billion); State Aid to school districts, universities, and tuition assistance ($33.0 billion); temporary and disability assistance ($4.2 billion); mental hygiene programs ($3.6 billion); transportation ($3.0 billion); children and family services ($2.5 billion); and local government assistance ($1.2 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

I-16

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state issuers, and it does not reflect recent developments since the dates of such offering statements. The Fund has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received

$136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions.

More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). The North Carolina Education Lottery began ticket sales in March 2006, and in the first fifteen months of operation, earned more than $377 million to support educational programs for the State, meeting its goal of transferring 35% of total revenues.

The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cut some taxes, spent more on education, and set aside money for future crises. Tax changes included capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund was provided for fiscal year 2006-2007. This repaid the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget included an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds were provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provided increased access to higher education opportunities at the community college and university systems. Monies were included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery provided proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff received a 6% salary increase and a 2% one-time bonus. University faculty and professional staff received a 6% salary increase, and all other state employees received a 5.5% salary increase. The budget also included a 3.0% adjustment for retirees and made a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidified the State as a leader in recruiting new business and growing existing businesses. It included $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provided support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget included human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds were included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget included monies to enhance well water safety programs and to protect drinking water supplies. Funds were provided for land conservation, forest development, and habitat protection programs. It also included funds for disease surveillance and detection programs to ensure a safe food supply. The budget made investments in improving the court system. Funds were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also included funds to improve emergency planning, response and recovery capabilities. The budget included funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects included constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance was earmarked for the Repairs and Renovations Reserve Account. The amended budget provided for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brought the Savings Reserve Account balance to almost 4% of the 2005-2006 fiscal year operating budget. The budget also directed $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The State ended fiscal year 2006-2007 with a total General Fund balance of $2.3 billion, with reserves of almost $1.1 billion and an unreserved fund of $1.22 billion. The General Fund experienced an over-collection of revenues of almost $1.366 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 30, 2007, the General Assembly adopted a $20.7 billion budget for fiscal year 2007-2008, which was signed by Governor Easley on July 31, 2007. The budget made permanent a statewide sales tax increase that was first approved as a temporary hike in 2001, meaning most consumers will continue to pay a 6.75 percent sales tax on most purchases. Counties were allowed, with voter approval, to raise either the local sales tax by another quarter cent or the land transfer tax from 0.2% to 0.6% of a home’s sale price. The budget also created a $48 million state version of the federal earned income tax credit by providing a rebate to poor residents even though they owe no taxes. A temporary tax was allowed to expire as planned, dropping the top individual income tax rate to 7.75% from 8%. The budget provided $100 million to fund new scholarships for low-income families so students can obtain a college degree debt-free. An additional $56 million annually for the next two years was allocated to expand the More at Four pre-kindergarten program, and another $37.5 million was provided to help reduce class-sizes in early grades. The 2005 law creating the North Carolina Education Lottery was changed to permit higher prize payouts to attempt to boost ticket sales. A dedicated fund for research at the University of North Carolina’s cancer center received $25 million. Ultimately expected to receive $50 million annually, the fund is paid in part by raising the tax on cigars and smokeless tobacco from 3% to 10% of the wholesale price.

For health and human services, the budget contained several substantive increases, including $8.4 million to provide childcare subsidies for an additional 2,000 children of low-income working parents and $2.0 million to assure that every foster child in North Carolina can go to college. The budget also continued expanding health care opportunities for needy children. Specifically, it provided $7.5 million to continue open enrollment in the CHIP Program, and created the new N.C. Kids’ Care Program, which will provide health care services for over 12,000 children of low income working parents. In addition, $62.4 million was appropriated to operate the new Central Regional Hospital in Butner. The budget also required the State to assume 100% of the counties share of Medicaid expenditures by fiscal year 2009-2010 by capturing a portion of sales tax revenues previously distributed to local government units. The budget also provided substantial investments to improve the court system, law enforcement, and disaster preparation. Funds totaling $21.6 million were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. The budget also included funds to increase investigative efforts in drug trafficking, child exploitation, sexual predator and other violent crimes. In addition, $4.8 million was appropriated to expand and enhance gang prevention programs. Finally, the budget included $4.0 million to strengthen emergency preparedness efforts by continuing the identification, monitoring, and mapping of natural hazards and man-made threats to the State.

The budget appropriated $758.6 million to support state employee benefit programs. Specifically, the budget authorized an average 5% compensation increase for all staff on the teacher salary schedule, an average 4.44% increase for public school administrators, a 5.0% increase for Community College and University System faculty, and a 4.0% increase for all other State employees. In addition, the budget provided funds to cover the increase in active and retired employee health-care premiums associated with rising costs. Finally, the budget made the final payment to the retirement system for funds that were withheld in fiscal year 2000-2001. The budget also provided $230.7 million in pay-as-you-go appropriations for priority education, public safety, and infrastructure projects outlined in the State’s Capital Improvement Plan. This includes $108.2 million for several university systems projects, $20 million for water resource development initiatives, $8 million for the secondary data center, and $7.5 million for infrastructure improvements at the State ports. In addition, $145 million from the fiscal year 2006-2007 credit balance was earmarked for the Repairs and Renovations Reserve.

On July 8, 2008, the General Assembly adopted a $21.4 billion budget for fiscal year 2008-2009, which was signed by Governor Easley on July 16, 2008. The budget did not raise any taxes, but did postpone for a year two scheduled tax breaks worth approximately $30 million — the repeal of the State gift tax and the expansion of the earned income tax credit. Several lesser tax breaks totaling $20 million were passed, including a property tax homestead exemption for disabled veterans, an extension of a tax credit to small businesses that provide health insurance for employees, and a State sales tax holiday on the purchase of energy-efficient appliances. State employees receive a raise that is the greater of 2.75% or $1,100. Retired State employees receive a 2.2% cost of living adjustment. Teachers and professors at the State universities and community colleges receive 3% raises. Public schools receive an additional $35 million to cover rising fuel costs and $90 million for teacher bonuses. Dropout prevention grants are increased to $15 million, and the More at Four pre-kindergarten program receives a $30 million expansion. Other increases for public schools include $6.2 million for children with disabilities, $6 million for the Disadvantaged Student Supplemental Fund, $3.2 million for academically gifted students, $3 million to establish a mentoring program for first and second year teachers and for first year instructional support personnel, and $2.9 million for supplemental funding to low-wealth counties. The 16-campus university system receives $34.6 million to cover enrollment growth, but this is $16 million less than requested. Another $15 million is provided for campus safety recommendations. The State’s community colleges receive $23.8 million to fully fund enrollment growth, an additional $2.5 million for an enrollment growth reserve fund, $5 million for instructional equipment, $4 million to support allied health programs, and almost $1 million for minority male mentoring.

The budget provides $50 million for green space projects and another $50 million to help local governments address critical water and sewer needs. There is also $6 million for drought relief, $5.5 million for drinking water system improvements, $4 million for farmland preservation, $2.5 million for wastewater treatment improvements, and $500,000 for green industries education and promotion. $10 million is provided for gang prevention, suppression, and intervention grants. $25 million is budgeted for gap funding of toll roads in fiscal year 2008-2009, along with $24.5 million for highway infrastructure maintenance. The budget provides $9.4 million to expand the NC Health Choice insurance program to another 7,300 children, $4.8 million in aid to local health departments, $4 million for grants to rural preventive health care, and $3.75 million to pay for networks coordinating free health care to low-income and uninsured patients. $8.1 million is provided to expand local psychiatric inpatient services, while $7.3 million is budgeted for new positions at the State’s psychiatric hospitals. The budget provides $6.1 million for walk-in crisis and immediate psychiatric aftercare and $5.75 million for 30 mobile crisis intervention teams.

The budget provides $10 million in grants and investments for severely distressed rural areas, $5 million for the One North Carolina Fund to stimulate job growth, $5 million for the One North Carolina Small Business Fund to provide incentive grants, and $5 million to the Biofuels Center of North Carolina for the development of alternative fuels. $7 million is provided to the State Housing Trust Fund to finance apartments for people with disabilities, while another $2 million is provided to assist with decent, safe, and affordable housing for people with low to moderate incomes. The budget provides $3 million to expand the Home Protection Program to offer counseling and finance options for homeowners facing foreclosure.

The General Assembly also authorized $857 million in special indebtedness over the next four years for construction projects, including 1,500 new prison beds, more than 15 university and State buildings, an oyster hatchery, and the renovation of the polar bear exhibit at the North Carolina Zoo. This special indebtedness will allow for the earlier completion of construction projects to help avoid increased costs from rising prices. The State Treasurer stated that borrowing levels remain fiscally sound, even with the additional debt, and his office released an annual debt affordability study advising lawmakers that the State could borrow on average $479.7 million annually for the next five years.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; as of June 30, 2006 it was positive $1.97 billion; and as of June 30, 2007 it was positive $2.58 billion.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.

A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute. The State believes that its share of the disputed payment amount is approximately $18 million.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 4,172,700 jobs as of May 2008. The largest segment of jobs was approximately 1,437,500 in various service categories, followed by 779,100 in trade, transportation, and utilities, 698,500 in government, and 524,100 in manufacturing. Based on May 2008 data from the United States Bureau of Labor Statistics, the State ranked ninth among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2007 grew from $17,295 to $33,636. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,531,872, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in May 2008 was 5.8% of the labor force, compared to the nationwide unemployment rate of 5.5% for the same period.

Agriculture is another basic element of the State’s economy. In calendar year 2006, the State’s agricultural industry contributed over $66 billion to the State’s economy, accounted for 19% of the State’s income, and employed over 19% of the workforce. Gross agricultural income was almost $8.2 billion in 2006, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004. According to the State Commissioner of Agriculture, in 2006 the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, sweet potatoes and Christmas trees; second in hogs, trout, and turkeys; and third in cucumbers for pickles and strawberries.

A significant military presence in the State contributes further to the diversity of the State’s economic base. Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, was attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) — Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case is now pending before the trial court while the parties discuss a negotiated resolution.

3. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the

United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed North Carolina’s motions as to several claims. The parties will continue to litigate the remaining claims.

4. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial. On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of the plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. Both the plaintiffs and the State have appealed to the State Court of Appeals.

5. Goldston, et al. v. State of North Carolina, et al. — Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.

6. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. — Refund of Sales Tax. The State General Assembly enacted a provision effective January 1, 2002 imposing a sales tax on satellite TV service providers. On September 30, 2003, DirecTV and Echostar filed an action for a refund of State sales tax paid, which currently amounts to approximately $70 million. A separate challenge was filed in Federal court. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision and upheld the constitutionality of the tax. The Federal District Court also granted the State’s motion to dismiss, and this dismissal was affirmed by the United States Fourth Circuit Court of Appeals on January 10, 2008.

7. Lessie J. Dunn, et al. v. State of North Carolina, et al. — Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification. The State’s Petition for Discretionary Review was granted by the State Supreme Court, but on December 7, 2007, the State Supreme Court ruled that its earlier grant of discretionary review was improvidently allowed, meaning that the Court of Appeals’ decision upholding class certification will stand. Under the trial court’s order, the class includes all individuals and entities that have paid tax on interest earned on non-State municipal bonds from October 29, 2000 through the date of final judgment.

8. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation. The State has appealed.

9. Wal-Mart Stores East, Inc. v. Tolson — Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $30 million in corporate income taxes. The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. On January 4, 2008, the trial court granted summary judgment in favor of the State, finding that Wal-Mart’s corporate structure for payment of rent had no real economic substance apart from its beneficial effect on Wal-Mart’s tax liability. Wal-Mart has filed a notice of appeal.

10. Petroleum Traders Corporation (PTC) v. State — Refund of E-Procurement Fees. On July 19, 2006, Petroleum Traders Corporation (PTC) filed an action for declaratory judgment seeking a declaration that the State’s e-procurement fee is a tax and is unconstitutional under provisions of the State and federal Constitutions. PTC claims to have itself paid over $1 million in e-procurement fees and seeks to have the action proceed as a class action, allegedly involving potential refunds in excess of $100 million. On June 26, 2007, the State’s motion to dismiss was allowed in part and denied in part. The State filed an appeal, and on May 20, 2008, the State Court of Appeals reversed and dismissed the entire lawsuit on the basis of sovereign immunity.

11. Kevin Patrick Rowlette, et al. v. Richard Moore, State Treasurer — Interest on Unclaimed Property Refunds. On November 23, 2004, Plaintiffs filed suit in Guilford County alleging that the State Treasurer’s retention of the interest and gain from property held in the Escheat Fund is an unconstitutional taking of property under the State Constitution and the United States Constitution. State law provides that the Treasurer holds unclaimed property in the Escheat Fund without liability to the owner for interest and that interest earned is payable to the State Education Assistance Authority for students at public institutions of higher education in the State, as provided by the State Constitution. Plaintiffs seek interest on past and future payments of claims by owners of monies, held in the Escheat Fund, and class certification for all persons receiving claims payments. The action was transferred to Wake County and heard on May 30, 2006. The trial court granted the State’s motion to dismiss on June 8, 2006, which was affirmed by the State Court of Appeals on February 19, 2008. The amount of interest liability cannot be precisely determined at this time. However, claims paid by the State Treasurer have increased in recent fiscal years. Upon the most recent information supplied by the State Treasurer, the interest liability may now exceed $25 million.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.

In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through 2007 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments. Since 2002, the State has also issued approximately $1.24 billion in certificates of participation and lease-purchase revenue bonds. The fiscal year 2006-2007 budget authorized the issuance of up to $672.1 million of special indebtedness as follows: $429.3 million for psychiatric hospitals and a public health laboratory for the Department of Health and Human Services, $132.2 million for medical and mental health centers for the Department of Correction, $45.8 million for higher education projects, and $64.8 million for other State projects. Also, on September 26, 2007, the State issued $287.5 million in Grant Anticipation Revenue Vehicle (GARVEE) bonds to pay for federal road projects throughout the State, including repairs, resurfacing, and safety improvements along several interstates. The State General Assembly approved the use of GARVEE bonds in 2005, which will be repaid with federal transportation money the State expects to receive in the years ahead, rather than through State tax revenues.

The February 2007 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are below median levels for all 50 states and for the State’s peer group composed primarily of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings.

The State’s general obligation bonds are rated AAA with a “stable” outlook by Fitch Ratings, AAA with a “stable” outlook by Standard & Poor’s Rating Services, and Aaa with a “stable” outlook by Moody’s Investors Service, the highest ratings attainable. On January 12, 2007, Moody’s reinstated North Carolina’s Aaa rating, citing the State’s strong financial performance, replenishment of depleted reserves, recent economic gains that surpass national averages, and the State’s effective fiscal management and healthy financial outlook.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September,

Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2004-05 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)*	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200
2006-07	2005	2007	215,534	1,432,925

*	Reflects the ending fund balance including amounts designated for transfer to other funds, including the BSF

For the 1996-97 biennium, from a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million to a new transportation infrastructure fund. Approximately $400.8 million of that GRF fund balance served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school buildings, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund (the “ITRF”).

In the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the ITRF, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the

GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the ITRF; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.414 million making that transfer unnecessary.

In the 2002-2003 biennium, ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions, with budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames — the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF. fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium, thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project a higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further appropriations and other management steps, those actions included legislation providing for additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; $50 million reduction of the Fiscal Year 2002 ending GRF balance to $100 million; increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.306 million (fund) and $619.217 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a Fiscal Year 2002 BSF ending balance of $427.904 million, with that entire balance appropriated to GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intending to generate an estimated $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million in savings; transfers to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193.030 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.338 million and $396.539 million, respectively, and a balance in the BSF of $180.705 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

The GRF appropriations act for the Fiscal Year 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenues of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflected revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monthly monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.509 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program; $40 million to a new disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•

Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000 (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140 million annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.528 billion and a GRF fund balance of $1.025 billion. Of that ending GRF fund balance, the State carried forward $631.933 million to cover the variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394.034 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40.045 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.432 billion and a GRF fund balance of $215.534 million.

Consistent with State law, the Governor’s Executive Budget for the 2008-2009 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2008-09 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•

Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. (See above for a discussion of a portion of those receipts used to offset a portion of GRF revenue shortfalls in Fiscal Years 2002 through 2004). Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733.0 million.

Executive and legislative actions were taken based on the new OBM estimates, including:

•

The Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509.1 million for the biennium as well as limitations on major purchases, hiring and travel. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer unspent agency appropriations totaling $120.2 million in Fiscal Year 2008 and $78.0 million in Fiscal Year 2009,

•	Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65.0 million in Fiscal Year 2009.

In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for State’s share of increased Medicaid costs, $55.0 million from rotary funds and $25.0 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

The State ended Fiscal Year 2008 with a GRF cash balance of $1.682 billion and a GRF fund balance of $807.566 million. Of the ending GRF fund balance, the State maintained $133.313 million reflecting one-half of one percent of Fiscal Year 2008 GRF revenues as the required ending fund balance and carried forward $674.253 million to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1.012 billion (subject to currently authorized transfers of up to $263.333 million as described herein).

Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2009. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230.0 million of cash from the Ohio Tobacco Prevention Foundation, $370.0 million in GRF operating appropriations to be made over the next five fiscal years, and $184.0 million in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200.0 million from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748.9 million should this transfer occur in addition to the above $63.3 million BSF transfer for increased Medicaid costs.

OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest GRF end-of-month cash flow deficiencies were $1.660 billion in Fiscal Year 2005, $1.677 billion in Fiscal Year 2006, and $601.237 million in Fiscal Year 2007. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of July, 2008, the maximum annual debt service on all obligations payable from the GRF is $1.127 billion in Fiscal Year 2009.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. The maximum annual debt service on such obligations payable from such receipts is $214.355 million in Fiscal Year 2009.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds “). The highest annual State payment under those agreements in any current or future Fiscal Year is $114.5 million in Fiscal Year 2009. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.

The Ohio Building Authority (OBA) issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others (DAS), the Department of Transportation (ODOT) and the Department of Public Safety (DPS); juvenile detention facilities for the Department of Youth Services (DYS); Department of Rehabilitation and Correction (DRC) prisons and correctional facilities including certain local and community based facilities; office buildings for the Bureau of Workers’ Compensation (BWC) and Department of Natural Resources (DNR); and school district technology and security facilities. The Treasurer also issues obligations for mental health, parks and recreation, and cultural facilities purposes and to refund certain bonds previously issued for higher education purposes, and has previously issued obligations for elementary and secondary school facilities. Debt service on obligations issued under Section 2i of Article VIII is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to a 2000 constitutional amendment, the State has issued $150 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all State bonds payable from State liquor profits is $45.32 million in Fiscal Year 2009.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment under those agreements from GRF appropriations is $25.371 million in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212.450 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

As part of its debt management, the State has entered into interest rate swap agreements in connection with seven variable rate bond issues, six in a weekly interest rate period and one in a term interest rate period — swapping to a synthetic fixed rate in connection with each of the seven issues in a weekly rate period, and swapping to a synthetic variable rate in connection with the issue in a term rate period. The State has entered into three swaps in connection with one series of its general obligation bonds for common schools — swapping to a synthetic variable rate through the expiration of the initial term rate period and entering into a forward starting synthetic fixed rate swap from that expiration date through the final maturity of those bonds. The State has also entered into one synthetic variable rate swap in connection with $10.490 million outstanding principal amount of general obligation infrastructure fixed rate bonds issued in 2003 with a final maturity of February 1, 2010. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

The State currently has $716.340 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters in November 2005 for research and development and the development of sites for industry, commerce, distribution and research development, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2009).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Litigation was commenced in Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court.

On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”.

State appropriations for primary and secondary education made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Appropriations for school funding in other recent bienniums were: $16.4 billion in the 2006-07 biennium (4.5% increase), $15.7 billion in the 2004-05 biennium (3.3% increase), $15.2 billion in the 2002-03 biennium (17% increase), $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $648.106 million in Fiscal Year 2004, $645.137 million in Fiscal Year 2005, $646.276 million in Fiscal Year 2006 (which excludes $5.820 million transferred to the Deferred Prize Fund), and $669.327 million in Fiscal Year 2007. Ohio participation in the multi-state lottery commenced on May, 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities. State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12.1 million in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8.657 million in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court and as a result was restructured in Fiscal Year 2001, including a modification to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, one district received a solvency advance in the amount of $41 million, while two districts received solvency advances totaling $16.937 million in Fiscal Year 2007 and one district received a solvency advance in the amount of $10.380 million in Fiscal Year 2008. No districts received grants as a result of catastrophic events from Fiscal Year 2006 to Fiscal Year 2008.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99, $23.7 million in 2000-01, and $1.0 million in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Although manufacturing (including auto-related manufacturing) remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2005, Ohio’s economic output as measured by its gross state product (GSP) totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio’s 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state, with 2005 merchandise exports totaling $34.8 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for approximately 57% of that total. In addition, with 14.3 million acres (of a total land area of 26.4 acres) in farmland and an estimated 76,200 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of the U.S. total value. Ohio ranks in the top five states in the production of chicken and layer inventory, eggs, swiss cheese, and tomatoes. In 2006, Ohio’s agricultural sector output totaled $6.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.7 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and fourteenth in coal production.

Payroll employment in Ohio, in the diversifying employment base, since 2000, has increased in 2001, decreased in 2002 and 2003, increased in 2004 through 2006, and decreased in 2007. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 86% of all nonagricultural payroll workers in Ohio. The average unemployment rate in Ohio has lately been higher than the national rate. For example, Ohio was 6.3%, compared to the national rate of 5.5% (seasonally adjusted) for May 2008.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2007 population estimate was 11,466,917.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although in February 2008, Moody’s dropped the State’s future credit outlook to “negative” while affirming its rating of Aa1.

APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Legislation enacted with the adoption of the fiscal year 2003 budget established a Budget Stabilization Reserve Fund. Beginning in fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time. At present, the Commonwealth maintains a balance of approximately $736.8 million in the Budget Stabilization Reserve Fund. Moneys held in this Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly.

Recent Developments

Despite an economic slowdown in the national economy, the Commonwealth’s fiscal year 2007-08 General Fund collections totaled $27.9 billion, which was $159.4 million, or 0.6 percent, above estimate. The 2008-09 General Fund appropriations budget as enacted is $28.3 billion, an increase of $1.1 billion or 3.98 percent over 2007-08. The enacted budget has no tax increases and does not contemplate using funds from the Rainy Day Fund.

Recent Financial Results

During the five-year period from fiscal year 2003 through fiscal year 2007, total revenues and other sources increased by an average of 5.2 percent annually. Tax revenues during this same period increased by an annual average of 7.4 percent with a portion of the average annual growth rate attributable to various tax rate and base changes enacted over the same period. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2003 through 2007 rose at an average annual rate of 4.5 percent. The fund balance at June 30, 2006 totaled $2,969.5 million, an increase of $100.4 million from the balance at June 30, 2005. The fiscal year 2007 year-end unreserved-undesignated portion of the fund balance was $368.7 million, $421.2 million below the amount recorded for fiscal year 2006 at years end.

Fiscal Year 2006

During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006. Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005. The ending unappropriated balance was $514.1 million for fiscal year 2006.

For GAAP purposes, the General Fund reported a fund balance of $2,969.5 million, an increase of $100.4 million from the reported $2,869.1 million fund balance at June 30, 2005. On a net basis, total assets increased by $537.1 million to $10,400.2 million. Liabilities increased by $436.8 million to $7,430.7 million largely because of an increase in unearned revenue ($348 million) and an increase in accounts payable ($235 million).

Fiscal Year 2007

Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during fiscal year 2007. Growth in real gross domestic product (GDP) finished at 2.5 percent for the fiscal year ended June 30, 2007, down from 3.4 percent for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures were all lower during fiscal year 2007 than in the prior fiscal year. Economic growth proved erratic, at just 0.4% in the first quarter of 2007 before rebounding to reach 4.0% in the second quarter of 2007. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, these somewhat conflicting national economic conditions still positively impacted state revenue growth, as revenues exceeded the budget estimate. Additional revenues were used, in part, to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

General Fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007.

Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006. The ending unappropriated balance was $530.9 million for fiscal year 2007.

For GAAP purposes, the General Fund reported a fund balance of $3,370.9 million, an increase of $401.4 million from the reported $2,969.5 million fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11,161.5 million. Liabilities increased by $359.9 million to $7,790.6 million largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

Fiscal Year 2008

The adopted fiscal year 2008 budget provided appropriations and executive authorizations totaling $27,195.7 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27,118.1 million. The $77.6 million difference between estimated revenues and budgeted appropriations was expected to be funded by a partial draw down of the $530.9 million beginning balance. The year ending unappropriated balance was estimated to be $400.0 million for fiscal year 2008.

The fiscal year 2008 revenue estimate for the Commonwealth was based upon an economic forecast of 2.4 percent growth in GDP from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts was expected to increase by $435 million or approximately 1.2 percent prior to reserves for refunds. The below average growth that was projected for fiscal year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts.

The national economic expansion of the past six years has slowed considerably to the point that the final estimate for fourth quarter-2007 growth in real GDP was only 0.6 percent on annualized basis. Further, the advance estimate for growth in the first quarter of 2008 was also 0.6 percent on an annualized basis. This level of growth was down considerably from the 4.9 percent growth of the third quarter of 2007. The recession in the national housing sector weighed heavily on economic growth as did lower personal consumption and declining inventories. Exports declined during the fourth quarter of 2007. This sector, however, still has contributed to positive economic growth. Pennsylvania continues to exceed the national average in terms of exports as a percentage of economy. Job growth, nationally and in Pennsylvania, has also been slowing considerably during the past two quarters.

Actual fiscal year 2007-08 General Fund collections totaled $27.9 billion, which was $159.4 million, or 0.6 percent, above estimate.

Fiscal 2009 Budget

As noted, the 2008-09 General Fund appropriations budget as enacted is $28.3 billion, an increase of $1.1 billion or 3.98 percent over 2007-08. The enacted budget has no tax increases and does not contemplate using funds from the Rainy Day Fund. Approximately two-thirds of the increased spending is allocated to the Department of Public Welfare in large part to pay for rising medical costs and to cover gaps from falling federal contributions, and approximately one-third of the increase is for education. The Pennsylvania legislature also approved billions of dollars in borrowings, much of which is earmarked for infrastructure improvements.

The budget also includes and economic stimulus package to counteract the current economic slowdown.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7 percent in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.4 percent in 2007. As of March 2008, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.9 percent.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2007 increased at an annual rate of 0.6 percent. This compares to a 0.7 percent rate for the Middle Atlantic region and a 1.0 percent rate for the United States as a whole.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2007, the Commonwealth had $7,834.0 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency that provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth but rather, the obligations are payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds and since that time, the CFA has completed three additional bond issues. As of December 31, 2007, the CFA had $552.22 million in outstanding bond debt. In March 2008, the CFA issued an additional $187.5 million in bonds. The Commonwealth’s fiscal year 2008 enacted budget appropriated $47.038 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2008. Additional appropriations from Commonwealth General Funds for future debt service are expected to be requested by the Department of Community and Economic Development for inclusion in future Governor’s Executive Budget requests to the General Assembly.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

City of Philadelphia

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622 million in Special Revenue bonds outstanding as of June 30, 2007.

Litigation

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Northbrook Life Insurance Co., No. 1120 F&R 1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority held that while the credit applies to both taxable and nontaxable annuities, the application of a proportionate part factor limits the credit with respect to annuity premiums. In so holding, the court disregarded the stipulation of the parties that if the credit were held to apply to both taxable and nontaxable annuities, the taxpayer would be entitled to a full credit without limitation.

On June 16, 2008, the Pennsylvania Supreme Court ruled that the Commonwealth Court erred in disregarding the stipulation of the parties regarding the application of the proportionate part factor and remanded the matter to the Commonwealth Court for entry of an appropriate order in favor of the taxpayer consistent with its opinion and the parties’ stipulation.